UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
$872,913
	(5)	Total fee paid:
$174.59

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue,
Tsim Sha Tsui, Kowloon, Hong Kong
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2010

Dear Stockholder:

Our special meeting of stockholders will be held on Monday, August 30, 2010, at 10:00 a.m., local time, at the office of our law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada, for the following purposes:

1.

To approve the sale of all of our shares of Roots Biopark Limited and Roots Biopack (Intellectual Property) Limited and certain shareholder’s loans held by Biopack Environmental Limited, a wholly-owned subsidiary of our wholly-owned subsidiary, to Well Talent Technology Limited pursuant to a share purchase agreement dated as of July 9, 2010; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on August 9, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the special meeting.

Whether or not you plan on attending the special meeting, we ask that you complete, date, sign, and return the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the special meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Gerald Lau
President, Chief Executive Officer and Director
<>, 2010

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue,
Tsim Sha Tsui, Kowloon, Hong Kong
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2010

Summary

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the proposed transaction fully, and for a more complete description of the legal terms of the share purchase agreement, you should carefully read this entire proxy statement and a copy of the share purchase agreement attached as Schedule “A” hereto. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary.

In this proxy statement and unless otherwise indicated, the terms “we”, “us” and “our” refer to Biopack Environmental Solutions Inc. and our wholly-owned subsidiaries. For your convenience, we have included a company organization chart on page 8, below. References to HK$ means Hong Kong dollars and references to US$ means United States Dollars. Any conversion of HK$ to US$ is done at an exchange rate of US$1 equals HK$7.77, as at July 12, 2010.

This proxy statement and the proxy card are first sent or given to our stockholders on or about <>, 2010.

Summary Term Sheet

Purpose of the Special Meeting

At the special meeting, our stockholders will be asked consider and vote on the resolution (the “Resolution”) to approve the sale (the “Sale”) of all of our shares of Roots Biopark Ltd. (“RBL”) and Roots Biopack (Intellectual Property) Limited (“BPIPL”) and certain shareholder’s loans held by Biopack Environmental Limited (the “Vendor”) to Well Talent Technology Limited (the “Purchaser”) pursuant to a share purchase agreement dated as of July 9, 2010 (the “Share Purchase Agreement”).

Parties to the Share Purchase Agreement (page 7)

  Vendor: Biopack Environmental Limited, a company incorporated in Hong Kong and a wholly-owned subsidiary of Starmetro Group Limited, which is a wholly-owned subsidiary of Biopack Environmental Solutions Inc..

  Purchaser: Well Talent Technology Limited, a company incorporated in the British Virgin Islands.

Subsidiaries Being Sold (page 11)

  Roots Biopark Ltd. (“RBL”) serves as an investment holding company which holds Jiangmen Roots Biopack Ltd. (“Jiangmen”). Jiangmen is an investment holding company for our manufacturing plant located in Jiangmen, China.

  Roots Biopack (Intellectual Property) Limited (“RBIPL”) serves as a vehicle for the patent and trademark registration of our biodegradable food container and industrial packaging products.

  RBL and RBIPL own all of our operating assets.

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Shareholder Loans (page 11)

  The Vendor has loaned HK$26,017,413.91 (approximately US$3,348,444), to RBL and HK$193,442.56 (approximately US$24,896) to RBIPL (collectively, the “Shareholder Loans”). The Vendor has agreed to sell the Shareholder Loans to the Purchaser and at the closing of the Sale, the Vender, Purchaser, RBL, and RBIPL agreed to enter into a deed of assignment, whereby the Vendor will assign the Shareholder Loans to the Purchaser.

Consideration (page 12)

  The Purchaser has agreed to deliver HK$2,800,000 (approximately US$360,360) in cash on closing and to set-off two outstanding loans of HK$2,000,000 made on April 22, 2010 and June 3, 2010 for a total of HK$4,000,000 (approximately US$514,800) owed by the Vendor to the Purchaser (the “Loans”) and release Gerald Lau, President and Chief Executive Officer of our company and a director of our company and RBL, from his personal guarantee of the Loans. The total purchase price is HK$6,800,000 (approximately US$875,161).

Reasons for the Sale (page 13)

  The Sale will allow us to focus on promoting and selling biodegradable food container and packaging products. Prior to approving the Sale, our board of directors considered the possible effect each of the various alternative ways would maximize stockholder value. Further, if we do not complete the Sale, it is unlikely that we will be able to continue as a going concern.

Approval of Stockholders (page 13)

  The Resolution requires an affirmative vote from the stockholders holding shares entitled to 45,380,553 votes at the special meeting.

Distributorship Agreement (page 10)

  In connection with the Share Purchase Agreement, we plan to enter into a distributorship agreement (the “Distributorship Agreement”) with the Purchaser. The Distributorship Agreement grants us the exclusive right to sell the bio-degradable food container and packaging product in Europe, North America, Australia, Africa, South America and Hong Kong for a period of 12 months.

Effect of Transaction (page 8)

  After the Sale, we will continue to promote and sell bio-degradable food container and packing products but will not longer be involved in the manufacturing of those products.

Questions and Answers about the Special Meeting of Stockholders

Why am I receiving these materials?

Our board of directors is soliciting proxies for use at the special meeting of stockholders to be held on Monday, August 30, 2010, at 10 a.m., local time, at the office of our law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada, or at any adjournment of the special meeting.

What is included in these materials?

These materials include:

  the notice of the special meeting of stockholders;
  this proxy statement for the special meeting of stockholders; and

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  the proxy card.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on August 30, 2010

The notice of the special meeting of stockholders and this proxy statement for the special meeting of stockholders are also available at http://www.biopackenvironmental.com/investor_relations_sec.php.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on the proposal described in this proxy statement. You are invited to attend the special meeting, but you do not need to attend the special meeting in person to vote your shares. Even if you do not plan to attend the special meeting, please complete, date, sign and return the enclosed proxy card.

Who can vote at the special meeting?

Our board of directors has fixed the close of business on August 9, 2010 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the special meeting.

As of the record date, 42,161,104 shares of our common stock were issued and outstanding and 620,000 shares of our Series A Preferred Stock and 1,000,000 shares of our Series B Preferred Stock were issued and outstanding. Each share of Series A Preferred Stock and each share of Series B Preferred Stock is entitled to 30 votes at any meeting of our stockholders. Therefore, a total of 90,761,104 votes are entitled to be cast at the special meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock and 30 votes for each share of Series A Preferred Stock and each share of Series B Preferred Stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record and:

  you wish to vote in person, come to the special meeting, and we will give you a ballot when you arrive; or

  you do not wish to vote in person or you will not be attending the special meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to Biopack Environmental Solutions Inc., Attention: Secretary, Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong. To be represented at the special meeting, the enclosed proxy must be received by us before the date of the special meeting or be presented at the special meeting.

If you hold your shares in “street name” and:

  you wish to vote in person, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the special meeting; or

  you do not wish to vote in person or you will not be attending the special meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Madison Stock Transfer Inc., then you are a stockholder of record with respect to those shares.

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If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the special meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please complete, date, sign, and return each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the approval of the Sale?

For the Sale to be approved, the Resolution must receive “For” votes from stockholders holding shares of our stock entitling them to exercise at least a majority of the voting power (or stockholders holding shares entitled to 45,380,553 votes at the special meeting).

How are votes counted?

For the approval of the Sale, you may vote “For”, “Against”, or “Abstain” on the Resolution. Votes that are abstained and broker non-votes will have the same effect as “Against” votes.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters. The sale of our subsidiaries would not be considered a routine matter and your broker, bank, and other nominees would not have the authority to vote your shares for or against the sale without your instructions.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the special meeting. Stockholders holding at least a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum at the special meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the special meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the special meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

As of the record date, 42,161,104 shares of our common stock were issued and outstanding and 620,000 shares of our Series A Preferred Stock and 1,000,000 shares of our Series B Preferred Stock were issued and outstanding. Each share of Series A Preferred Stock and each share of Series B Preferred Stock is entitled to 30 votes at any meeting of our stockholders. Therefore, a total of 90,761,104 votes are entitled to be cast at the special meeting. Therefore, the presence in person or by proxy of the holders of shares entitled to 45,380,553 votes at the special meeting will constitute a quorum for the special meeting.

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Am I entitled to appraisal rights?

Pursuant to Nevada Law, our stockholders are not entitled to appraisal rights in association with any of the matters being considered at the special meeting.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the special meeting. If you are a stockholder of record, you may vote again on a later date by signing and returning a new proxy card with a later date, or by attending the special meeting and voting in person. Your attendance at the special meeting will not automatically revoke your proxy unless you vote again at the special meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering a written notice of revocation to us at Biopack Environmental Solutions Inc., Attention: Secretary, Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong. To be effective, the written notice of revocation must be received by us before the date of the special meeting or be presented at the special meeting.

If you hold your shares in street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the special meeting?

You may call us at 852-3586-1383 if you want to obtain information or directions to be able to attend the special meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the special meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the special meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

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Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Security Ownership of Certain Beneficial Owners and Management

As of August 9, 2010, there were 42,161,104 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Common Shares	Gerald Lau(3)(4)(5) Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong	10,759,788	25.52%
Common Shares	Sean Webster Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong	Nil	Nil
Common Shares	Michael Forster Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong	Nil	Nil
Common Shares	James Yiu Yeung Loong Room 1302, 13/F, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui, Kowloon, Hong Kong	Nil	Nil
Common Shares	Begonia Participation Corp.(6) Pasea Estate Road Town, Tortola BVI	10,000,000(6)	19.89% of class 55.64% of voting power
Common Shares	Ladix Properties Inc. Swiss Tower 16th Floor, World Trade Centre Panama City, Republic of Panama	2,250,000	5.33%
Common Shares	Directors and Executive Officers as a Group	10,759,788	25.52%

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(1)

Regulation S-K promulgated under the Securities Exchange Act of 1934, defines a beneficial owner of a security as any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 9, 2010, and the date of this proxy statement.

(2)

Calculated based on the basis of 42,161,104 issued and outstanding shares of common stock as of August 9, 2010 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3)	Gerald Lau, our President, Chief Executive Officer and Director, is 50% owner and controller of Legend View Holdings Ltd., which owns 280,000 shares of our common stock.

(4)	Gerald Lau, our President, Chief Executive Officer and Director, owns and controls Good Value Galaxy Limited, which owns 7,560,000 shares of our common stock.

(5)	Gerald Lau, our President, Chief Executive Officer and Director, owns and controls Joyful Services Ltd., which owns 1,836,000 shares of our common stock.

(6)

Begonia Participation Corp. owns 1,900,000 shares of our common stock, 620,000 shares of our Series A Preferred Stock and 1,000,000 shares of our Series B Preferred Stock. Each share of Series A Preferred Stock and each share of Series B Preferred Stock is entitled to 30 votes at any meeting of our stockholders and is convertible, at any time at the option of the holder, into 5 shares of our common stock. Therefore, Begonia Participation Corp. beneficially owns 10,000,000 shares of our common stock but, unless and until it elects to convert any of the Series A Preferred Stock or any of the Series B Preferred Stock, it controls 50,500,000 votes at any meeting of our stockholders.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Sale of Our Subsidiaries

Parties to the Transaction

The name, complete mailing address and telephone number of the principal executive offices of each of the parties to the Sale is as follows:

Vendor:

Biopack Environmental Limited
Room 1302, 13th Floor, Enterprise Centre, 4 Hart Avenue,
Tsim Sha Tsui, Kowloon, Hong Kong
Tel: 852.35865.1383

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Purchaser:

Well Talent Technology Limited
Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town,
Tortola, British Virgin Islands
Tel: 852.2537.3780

Organization Structure

The following chart shows our current organization structure:

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Business of Biopack Environmental Limited

Biopack Environmental Limited is a wholly-owned subsidiary of Starmetro Group Limited, which is our wholly-owned subsidiary. Biopack Environmental Limited provided corporate administrative services until December 31, 2007 and has served as a vehicle for sales and marketing of our biodegradable food containers and industrial packaging products since December 31, 2007.

Sales and Distribution History

Our sales and marketing team is located in Hong Kong. Through our sales and marketing team and our distributors, we supply our biodegradable food containers and industrial packaging products to multi-national corporations, supermarket chains and restaurants located across North America, Europe and Asia. During calendar year 2008 we were focused primarily on establishing and expanding our production capabilities and servicing existing accounts, primarily located in Europe. During calendar year 2009 we continued to focus on the expansion of our production capabilities and we hoped to expand our marketing efforts, focusing on an expansion of our sales, primarily in North America. During calendar year 2009, we entered the U.S. packaging market through Biopack America (however, our contract with Biopack America has expired subsequently) and we entered into a distribution agreement with Sonray Sales Ltd., a Canadian company that distributes to wholesalers, retailer’s, supermarket chains and food service providers in Canada and abroad. In addition, we have begun to market our products in Asia and achieved entry into the Asian sustainable packaging market, through sales of our green fruit trays to city’super, a high end supermarket chain with stores in Hong Kong and Taiwan.

Our most significant achievement of 2009 was our reaction to a customer order for a water resistant or “coated” tray. We designed, tested, manufactured and shipped this new custom-made coated fish tray upon request to meet the packaging needs of a large international food retailer. Our eco-friendly, 100% biodegradable and compostable coated fish tray was specifically made to complement an existing product within this retailers Sustainable Seafood Program, a 10-point policy which dictates how seafood is purchased and sold based on social, ecological and economic considerations.

Currently, we supply our biodegradable food containers and industrial packaging products to multi-national corporations, supermarket chains and restaurants, located across North America, Europe and Asia. We have distributors in Netherlands, Switzerland, Hong Kong, Sweden, South Africa, the United States, Japan, Taiwan and Israel. Although we have historically concentrated the bulk of our marketing efforts on the European market, we have recently decided to increase our efforts in North America during the next 24 months.

Business of Well Talent Technology Limited

Well Talent Technology Limited is a holding company, which is engaged primarily in investments and acquisitions of technology and environmental related companies.

Past Contacts, Transactions or Negotiations with Well Talent Technology Limited

Biopack Environmental Limited and Will Spring Limited, an affiliate of Well Talent Technology Limited, entered into a memorandum of understanding dated May 11, 2010, pursuant to which we contemplated the sale of all of our shares of Roots Biopark Limited and Roots Biopack (Intellectual Property) Limited held by Biopack Environmental Limited. Pursuant to the cancellation agreement dated July 9, 2010, this memorandum of understanding was cancelled, and Biopack Environmental Limited instead entered into a share purchase agreement dated as of July 9, 2010 with Well Talent Technology Limited, as more particularly disclosed elsewhere in this proxy statement.

Except as disclosed elsewhere in this proxy statement, there has been no negotiations, transactions or material contracts since January 1, 2008 between our company or our affiliates and Well Talent Technology Limited or its affiliates concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of our securities, election of our directors, or sale or other transfer of a material amounts of our assets. Furthermore, except as disclosed elsewhere in this proxy statement, there is no present or proposed material agreement, arrangement, understanding or relation between Well Talent or any of its executive officers, directors, controlling persons or subsidiaries and our company or any of our executive officers, directors, controlling persons or subsidiaries.

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Our Business to be Conducted after the Sale

The Distribution Agreement

Upon consummation of the proposed Sale, we anticipated that our core focus will be on promoting and selling biodegradable food container and packaging products (the “Products”) through the Distribution Agreement, a copy of which is attached as Schedule 11 to the Share Purchase Agreement, which is attached as Schedule A to this proxy statement. Under the Distribution Agreement, the Purchaser will grant us the exclusive right to sell the Products in Europe, North America, Australia, Africa, South America and Hong Kong for a period of 12 months. We must procure the Products exclusively from the Purchaser. We will be responsible for registration of the Products but the Purchaser will reimburse us for our costs. We will be required to maintain enough stock to quickly fulfill our customers’ needs. We will agree on the pricing of the Products as soon as practicable after the signing of the Distribution Agreement. The Purchaser will grant us the right to use certain trade-marks over the life of the Distribution Agreement.

Products

The Products include plates, bowls, boxes, trays, shoe supporters and cases for electronic devices. The Products can be customized to meet customer-specific requirements, including shape, size, color, density and the degree to which they are impervious to oil and water.

The Products are:

  biodegradable;

  made from natural materials (primarily sugarcane fiber, or bagasse, which is a renewable resource that is a by-product of the sugar refining process);

  refrigerator, freezer, microwave and oven friendly in temperatures ranging from -25°C to 220°C; and

  sterilized by an ultraviolet light process.

Industry Overview

Currently, the majority of disposable packaging products are made from plastic, paper or polystyrene, which are typically non-recyclable and non-biodegradable. Consequently, millions of tons of plastic, paper, or polystyrene disposable packaging products are discarded in landfills across the world each year. In the last decade, there has been increasing public concern over the harmful impact that plastic, paper, or polystyrene disposable packaging products have on the environment. Because of this public concern, governments have begun to adopt regulations intended to restrict and in some cases even ban the use of plastic, paper, or polystyrene disposable packaging products and multi-national corporations, acknowledging the need for environmentally sound solutions, have begun to seek alternatives to plastic, paper, or polystyrene disposable packaging products that are less harmful to the environment. As these trends continue, we believe that market for biodegradable food containers and industrial packaging products will face rapid growth.

Competition

The market for disposable packaging products is competitive and subject to frequent product introductions with improved price and/or performance characteristics. We face competition from companies who provide disposable packaging products which are made from plastic, paper or polystyrene. Many of these companies have greater financial, research and development, marketing and sales resources, offer a broader product line, have better brand recognition and have a larger customer base than we do. Examples of these companies include: Eastman Chemical Company, BASF Corporation - Apack AG, SK Chemicals, Showa and Highpolymer. We also face competition from companies who provide disposable packaging products which are made from bioplastics and other types of natural materials. Example of these companies include: Earthshell Corp, Starch Tech Incorporated, Biocorp NA, KTM Industries Incorporated, Eco-Products Incorporated, Insulair, Incorporated, Novamont SPA, Green Shell Company Limited, Far East Green World Corporation, Sanshi Green Packaging Company and Green Eternity Company Limited.

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The Sale

Structure of the Sale

Pursuant to the Share Purchase Agreement, the Vendor agreed to sell and the Purchaser agreed to purchase all of the issued and outstanding shares of Roots Biopark Ltd. (“RBL”) and Roots Biopack (Intellectual Property) Limited (“RBIPL”) and the shareholder’s loan in the amount of HK$26,017,413.91 (approximately US$3,348,444) advanced by the Vendor to RBL and the shareholder’s loan of HK$193,442.56 (approximately US$24,896) advanced by the Vendor to RBIPL (collectively, the “Shareholder Loans”). In exchange, the Purchaser has agreed to deliver HK$2,800,000 (approximately US$360,360) in cash on closing and to set-off two outstanding loans of HK$2,000,000 made on April 22, 2010 and June 3, 2010 for a total of HK$4,000,000 (approximately US$514,800) owed by the Vendor to the Purchaser (the “Loans”) and release Gerald Lau, President and Chief Executive Officer of our company and a director of our company and RBL, from his personal guarantee of the Loans. At the closing of the Sale, the Vender, Purchaser, RBL, and RBIPL agreed to enter into a deed of assignment, whereby the Vendor will assign the Shareholder Loans to the Purchaser. The total purchase price is HK$6,800,000 (approximately US$875,161).

As a condition of closing of the Sale, we are required to entered into a deed of indemnity (the “Deed”) with RBL, RBIPL, JRBL (the “Target Group”) and the Purchaser, a copy of which is attached as Schedule 8 to the Share Purchase Agreement, which is attached as Schedule A to this proxy statement. In the Deed, we agree to indemnify the Purchaser for certain tax liabilities.

RBL

RBL was incorporated on February 16, 2006 under the laws of Hong Kong. Its authorized share capital is HK$10,000 divided into 10,000 common shares. RBL serves as an investment holding company which holds Jiangmen Roots Biopack Ltd. (“Jiangmen”). Jiangmen was incorporated on June 30, 2006 under the laws of Hong Kong.

Jiangmen is an investment holding company for our manufacturing plant located in Jiangmen, China. Jiangmen leases 4 adjacent properties situated at No.3, Yangjiaokeng Industrial District, Tingyuan Village, Duruan Town, Jiangmen City, PRC. We call this area “Biopark”. Biopark includes a factory, dormitories, a shop on the first floor, an office on the second floor, toilets, a garage, a storage shelter and land, a substation and an electricity transformer (315kW). The premises are equipped with kitchen appliances, water, electricity and fire prevention and fire fighting equipment. Biopark has a total area of 10,440 square meters, including a 2,700 square meter dormitory.

The lease term is 15 years from March 1, 2007, with an option to renew the term. RBL has a right of first refusal to purchase the premises in the event that the landlord desires to sell.

RBL paid the sum of approximately Renminbi 390,000.00 (US$56,448) as a rental deposit. Pursuant to the terms of RBL’s rental agreement, the rental deposit is to be refunded to RBL without interest upon the expiration of the lease.

From the first to the fifth year, RBL’s monthly rent is Renminbi 103,000 (approximately US$13,720), or Renminbi 1,236,000 (approximately US$164,646 per annum). From the sixth year onward, its rent will increase by 5% every 3 years.

12

RBIPL

RBIPL was incorporated on April 27, 2005 under the laws of Hong Kong. Its authorized share capital is HK$10,000 divided into 10,000 common shares.

RBIPL serves as a vehicle for the patent and trademark registration of our biodegradable food container and industrial packaging products.

RBIPL has not registered any patent or proprietary technology.

RBIPL holds the “Roots Biodegradable” trademark, which is currently registered in Switzerland, Hong Kong, India and the United States and it is also registered through the Community Trademark Registration, giving RBIPL rights in all 25 member states of the enlarged European single market, including Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom. RBIPL is currently applying for trademark registration in Canada, Japan, India and China. RBIPL plans to apply for trademark registrations in Australia, New Zealand, Malaysia, Israel, Saudi Arabia, Turkey. Details of its registered trademarks are below:

Date	Country	Registration Number
June 1, 2006	Hong Kong	200302488
September 1, 2006	Switzerland	548477
March 27, 2007	United States	3222538
September 13, 2007	European Union	005083101

RBIPL owns and operates the following registered internet domain name: www.biopackenvironmental.com. The information contained on this website does not form part of this proxy statement.

Consideration

In exchange, the Purchaser has agreed to deliver HK$2,800,000 (approximately US$360,360) in cash on closing and to set-off two outstanding loans of HK$2,000,000 made on April 22, 2010 and June 3, 2010 for a total of HK$4,000,000 (approximately US$514,800) owed by the Vendor to the Purchaser (the “Loans”) and release Gerald Lau, President and Chief Executive Officer of our company and a director of our company and RBL, from his personal guarantee of the Loans. The total purchase price is HK$6,800,000 (approximately US$872,913).

We did not consider obtaining an independent evaluation of the fairness of the consideration being paid by the Purchaser for RBL and RBIPL. Instead, the price was determined through negotiations between the Purchaser and us.

The total consideration to be paid was primarily based on the liquidity concerns of the Vendor.

Conditions to Closing the Share Purchase Agreement

Before we can complete the transactions contemplated by the Share Purchase Agreement, a number of conditions must be satisfied. These include:

  the approval from our stockholders and our board of directors must be obtained;

  the Purchaser and our company must enter into the Distribution Agreement;

  the Purchaser, our company, RBL, RBIPL, and JRBL must enter into a deed of indemnity;

13

  the Purchaser must be satisfied with the results of the due diligence reviews on the RBL, RBIPL and JRBL; and

  certain key employees signing employment agreements.

The Share Purchase Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

Consideration to Stockholders

Our stockholders will not receive any direct consideration.

Reasons for the Sale

Our board of directors has determined that the Sale will allow us to focus on promoting and selling the Products. Prior to approving the Sale, our board of directors considered the possible effect each of the various alternative ways would maximize stockholder value. After considerable discussion and due consideration, our board of directors concluded that the Sale presented the best course of action for us at this time. As at March 31, 2010, we had current assets of $319,743 and current liabilities of $1,955,175. If we do not complete the Sale, it is likely that we will not be able to continue as a going concern. The material factors considered by our board of directors in making its determination to pursue the Sale included the following:

  the amount and form of the consideration to be paid in the transaction;

  the belief that, after conducting an extensive review of our financial condition, results of operations and business and earning prospects, the Sale and the focus on promoting and selling the Products was likely to create greater value for our stockholders as compared to continuing to manufacture and develop the Products; and

  the grant of the exclusive right to promote and distribute the Products in certain territories.

We did not seek or receive any offers to purchase RBL and RBIPL other than by the Purchaser.

Vote Required for Approval

Section 78.565 of the Nevada Revised Statutes allows us to sell all or substantially all of our assets by obtaining the approval of the holders of a majority of the shares of outstanding stock entitled to vote. As of the record date, 42,161,104 shares of our common stock were issued and outstanding and 620,000 shares of our Series A Preferred Stock and 1,000,000 shares of our Series B Preferred Stock were issued and outstanding. Each share of Series A Preferred Stock and each share of Series B Preferred Stock is entitled to 30 votes at any meeting of our stockholders. Therefore, a total of 90,761,104 votes are entitled to be cast at the special meeting. Therefore, we require an affirmative vote from the stockholders holding shares entitled to 45,380,553 votes at the special meeting.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes or our articles of incorporation or bylaws in connection with the Share Purchase Agreement or transactions contemplated thereby.

Regulatory Approval

To our knowledge, no approvals by any governmental authority are required in order to complete the Sale.

14

Risk Factors Related to the Sale

We will incur certain costs in connection with the Sale, whether or not we complete it.

We expect to incur certain costs related to the Sale. These expenses include financial advisory, legal and accounting fees and expenses, filing fees, and other related charges. We may also incur additional unanticipated expenses in connection with the transaction. A portion of the costs related to the Sale, such as legal and accounting fees, will be incurred regardless of whether the transaction is completed. These expenses may affect our business operations going forward.

Failure to complete the Sale could negatively impact our stock price and future business and operations.

If the Sale is not completed for any reason, we may be subject to a number of material risks, including the following:

  we may be required to pay the liabilities of the RBL and RBIPL and not have the funds to do so;

  the price of our common stock may decline to the extent that the current market price of our common stock reflects an assumption that the Sale will be completed; and

  we must pay our accrued costs related to the Sale, such as legal and accounting fees, even if the Sale is not completed.

We will be dependant on the Purchaser to obtain the Products.

Initially, and for the foreseeable future, we will be dependant on the Purchaser to supply our products under the Distribution Agreement. Failure by the Purchaser to supply products, for whatever reason, would adversely affect our profit margins and our ability to deliver our products to our customers. We will have no control over the Purchaser and hence the quality of our product. Further, the Distribution Agreement will be terminated after 12 months. If the Purchaser does not renew the Distribution Agreement, we may be unable to obtain any products for resale.

15

Financial Statements

1.	Pro-Forma Financial Statements for the Years Ended December 31, 2009 and 2008 and for the Three Month Period Ended March 31, 2010

2.	Financial Statements of Biopack Environmental Solutions Inc. for the Years Ended December 31, 2009 and 2008

3.	Financial Statements of Biopack Environmental Solutions Inc. for the Three Month Periods Ended March 31, 2010 and 2009

4.	Financial Statements of Roots Biopark Ltd. for the Years Ended December 31, 2009 and 2008

5.	Financial Statements of Roots Biopark Ltd. for the Three Month Periods Ended March 31, 2010 and 2009

6.	Financial Statements of Roots Biopack (Intellectual Property) Limited for the Years Ended December 31, 2009 and 2008

7.	Financial Statements of Roots Biopack (Intellectual Property) Limited for the Three Month Periods Ended March 31, 2010 and 2009

8.	Financial Statements of Jiangmen Roots Biopack Ltd. for the Years Ended December 31, 2009 and 2008

9.	Financial Statements of Jiangmen Roots Biopack Ltd. for the Three Month Periods Ended March 31, 2010 and 2009

16

Consolidated Pro-forma Financial Statements
For the Year ended December 31, 2009 and December 31, 2009, and
For the three months period ended March 31, 2010

Biopack Environmental Solutions Inc.
Pro-Forma Consolidated Financial Statements
(Unaudited)

	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended
	March 31, 2010	December 31, 2009	December 31, 2008
Assets
Current assets
Cash and Cash equivalents	$1,983	$3,818	$126,177
Accounts receivables	102,737	103,375	69,777
Prepaid expenses and other receivables	277	10,000	26,117
Total current assets	104,997	117,193	222,071

Property and equipment	4,713	16,991	23,926
Deposits	12,539	7,484	9,517
Total assets	122,249	141,668	255,514

Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	1,115,670	896,728	511,989
Due to Shareholders & Directors	33,361	13,362	12,383
Short Term Debt	420,741	1,336,596	1,008,786
Total current liabilities	1,569,772	2,246,686	1,533,158

Long Term Liabilities
Long term debt	76,000	331,000	740,000
Due to related parties	250,000	250,000	50,000
Total long term liabilities	326,000	581,000	790,000

Stockholders' equity
Preferred stock, $.001 par value, 10,000,000 shares authorized; 1,620,000 shares issued and outstanding	1,620	1,620	1,620
Common stock; $.0001 par value; 50,000,000 shares authorized; 40,875,815 shares issued and outstanding	4,086	3,438	2,483
Additional paid-in capital	4,939,124	4,082,773	3,557,227
Stock issued at less than par value	(2,683)	(2,683)	(2,683)
Accumulated other comprehensive income	24,306	18,765	(88,557)
Retained Earnings	(6,739,976)	(6,789,931)	(5,537,734)

Total stockholders' equity	(1,773,523)	(2,686,018)	(2,067,643)

Total liabilities and stockholders' equity	$122,249	$141,668	$255,515

17

Biopack Environmental Solutions Inc.
Pro-Forma Consolidated Statement of Operations
(Unaudtied)

	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended
	March 31,	December 31,	December 31,
	2010	2009	2008

Revenues	$68,639	$921,281	$457,553
Cost of Sales	(56,168)	(803,730)	(280,376)
Gross Profit	12,471	117,551	177,177

General and administrative	(98,327)	(869,639)	(480,955)
Depreciation and amortization	(1,581)	(6,930)	(6,026)
Total operating expenses	(99,908)	(876,569)	(486,981)

Loss from operations	(87,437)	(759,018)	(309,804)

Other Income	347,807	159,000	9,105
Finance cost	(11,423)	(177,503)	(767,328)

Loss from disposal of discontinued operations	-	(386)	(135,887)
Loss from discontinued operations	(198,993)	(474,289)	(3,989,439)
Loss from discontinued operations	(198,993)	(474,675)	(4,125,326)

Income tax	-	-	-
NET PROFIT/(LOSS)	$49,954	$(1,252,196)	$(5,193,353)

Earnings/(Loss) per share	$0.00	$(0.05)	$(0.10)
Weighted average common shares outstanding	37,855,205	26,801,863	19,241,414

Diluted Earnings/(Loss) Per Share	0.00	(0.03)	(0.10)
Diluted Weighted Average Common Shares Outstanding	41,601,158	37,329,307	19,241,414

18

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN THE UNITED STATES OF AMERICA)

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2009

C O N T E N T S

(All Amounts in United States Dollars unless otherwise stated)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN THE UNITED STATES OF AMERICA WITH LIMITED LIABILITY)

We have audited the accompanying consolidated balance sheets of Biopack Environmental Solutions Inc. and its subsidiaries, as of 31 December 2009, and the related consolidated statements of operations, change in shareholders’ equity and cash flows for the year ended 31 December 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The financial statements of Biopack Environmental Solutions Inc. as of December 31, 2008, were audited by other auditors whose report dated March 31, 2009, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provide a reasonable basis for our opinion.

In our opinion, the 2009 consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Biopack Environmental Solutions Inc. and its subsidiaries as of 31 December 2009, and the results of its consolidated operations and its consolidated cash flows for each of the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 10 to the financial statements conditions exist which raise substantial doubt about the company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Those conditions raise substantial doubt about its ability to continue as a going concern. Managements' plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Hong Kong, 29 March 2010

/S/ WONG LAM LEUNG & KWOK CPA LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Biopack Environmental Solutions Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Biopack Environmental Solutions Inc. and Subsidiaries as of December 31, 2008, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2008. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Biopack Environmental Solutions Inc. and Subsidiaries as of December 31, 2008 and the results of its consolidated operations and its consolidated cash flows for the year ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 10 to the financial statements conditions exist which raise substantial doubt about the company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Those conditions raise substantial doubt about its ability to continue as a going concern. Managements’ plans regarding those matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Gruber & Company, LLC

Gruber & Company, LLC
Lake Saint Louis, Missouri
March 30, 2009

2

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN UNITED STATES OF AMERICA)

CONSOLIDATED BALANCE SHEETS
AT 31 DECEMBER 2009 AND 2008

	Notes	2009	2008
		$	$
NON-CURRENT ASSETS
Property, plant and equipments	3	2,139,536	2,091,229
Construction in progress	3	111,747	174,426
Deposits		52,963	56,056

		2,304,246	2,321,711

CURRENT ASSETS
Inventories	4	100,725	376,773
Prepaid expenses and other receivables	5	141,233	334,995
Accounts receivable	6	103,375	69,777
Cash and cash equivalents		3,997	128,039

TOTAL CURRENT ASSETS		349,330	909,584

TOTAL ASSETS		2,653,576	3,231,295

EQUITY AND LIABILITIES
CURRENT LIABILITIES
Accounts payable and accrued expenses	7	1,294,304	1,394,230
Amounts due to directors	8	21,761	59,752
Amounts due to shareholders	8	-	625,589
Short term debt	9	1,336,596	1,008,786
Tax payable		-	237,047

TOTAL CURRENT LIABILITIES		2,652,661	3,325,404

NON-CURRENT LIABILITIES
Long term debt	9	331,000	1,886,103
Long term debt from a director	9	250,000	50,000

TOTAL NON-CURRENT LIABILITIES		581,000	1,936,103

The notes on pages 6 to 26 are an integral part of these consolidated financial statements

3

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN UNITED STATES OF AMERICA)

CONSOLIDATED BALANCE SHEETS
AT 31 DECEMBER 2009 AND 2008
(CONTINUED)

	Notes	2009	2008
		$	$
EQUITY
Capital and reserves
Preferred stock, $0.001 par value, 10,000,000 shares authorized; 1,620,000 shares issued and outstanding	15	1,620	1,620
Common stock, $0.0001 par value, 50,000,000 shares authorized; 34,391,188 shares issued and outstanding	15	3,438	2,483
Additional paid-in capital		4,082,773	3,557,227
Stock issued at less than par value		(2,683)	(2,683)
Accumulated other comprehensive income		226,700	170,621
Accumulated losses		(4,891,933)	(5,759,480)

TOTAL EQUITY		(580,085)	(2,030,212)

TOTAL EQUITY AND LIABILITIES		2,653,576	3,231,295

The notes on pages 6 to 26 are an integral part of these consolidated financial statements

4

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN UNITED STATES OF AMERICA)

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED 31 DECEMBER 2009 AND 2008

	Notes	2009	2008
		$	$

Turnover		921,281	793,474
Cost of sales		(828,607)	(775,588)

Gross profit		92,674	17,886

General and administrative expenses		(1,071,804)	(1,040,706)
Depreciation		(218,322)	(65,305)

Loss from operations		(1,197,452)	(1,088,125)

Other income		159,000	14,278
Gain on disposal of subsidiaries		2,083,487	-
Finance cost		(177,488)	(793,483)

PROFIT/(LOSS) BEFORE TAX		867,547	(1,867,330)
Income tax	14	-	-

NET PROFIT/(LOSS) FOR THE YEAR		867,547	(1,867,330)

Earnings/(loss) per share		0.03	(0.10)
Weighted average common shares outstanding		26,801,863	19,241,414

Diluted earnings/(loss) per share		0.02	(0.10)
Diluted weighted average common shares outstanding		37,329,307	19,241,414

The notes on pages 6 to 26 are an integral part of these consolidated financial statements

5

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN UNITED STATES OF AMERICA)

CONSOLIDATED STATEMENT OF CHANGE IN SHAREHOLDERS’ EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2009

						Stock issued		Accumulated
					Additional	at Less	Retained	Other	Total
	Preferred Stock		Common Stock		Paid-in	Than Par	Earnings	Comprehensive	Shareholders'
	Shares	Amount	Shares	Amount	Capital	Value	(Deficit)	Income	Equity
		$		$	$	$	$	$	$

Balance at 31 December 2006	-	-	108,000,000	10,800	-	(2,683)	1,119,425	(787)	1,126,755
Recapitalization as result of reverse merger 27 March 2007	-	-	64,526,196	6,453	(800,824)	-	-	6,599	(787,772)
Stock issued to convert debt 27 March 2007	-	-	1,293,225	129	1,034,451	-	-	-	1,034,580
Preferred share issued for repay debt owned by a subsidiary on 17 August 2007	2,000,000	2,000	-	-	1,232,795	-	-	-	1,234,795
Translation adjsutment	-	-	-	-	-	-	-	130,261	130,261
Net loss for the year ended 31 December 2007	-	-	-	-	-	-	(5,011,575)	-	(5,011,575)

Balance at 31 December 2007	2,000,000	2,000	173,819,421	17,382	1,466,422	(2,683)	(3,892,150)	136,073	(2,272,956)
Share cancellation 17 February 2008	-	-	(11,000,000)	(1,100)	866	-	-	-	(234)
Convertion of Debt to Common Share 14 May 2008	-	-	4,758,212	476	665,664	-	-	-	666,140
Reverse split 10 to 1 11 June 2008	-	-	(150,819,870)	(15,082)	15,082	-	-	-	-
Convertion of Preferred A share to Common Share 14 July 2008	(380,000)	(380)	1,900,000	190	(190)	-	-	-	(380)
Convertion of Debt to Common Share 5 September 2008	-	-	1,492,537	149	99,851	-	-	-	100,000
Convertion of Debt to Common Share 19 September 2008	-	-	1,800,000	180	119,820	-	-	-	120,000
Convertion of Debt to Common Share 15 October 2008	-	-	2,750,000	275	399,725	-	-	-	400,000
Common stock issued in exchange of consulting services 1 December 2008	-	-	125,000	13	(13)	-	-	-	-
Intrinsic value of convertible debt	-	-	-	-	790,000	-	-	-	790,000
Translation adjustment	-	-	-	-	-	-	-	34,548	34,548
Net loss for the year ended 31 December 2008	-	-	-	-	-	-	(1,867,330)	-	(1,867,330)

Balance at 31 December 2008	1,620,000	1,620	24,825,300	2,483	3,557,227	(2,683)	(5,759,480)	170,621	(2,030,212)
Common stock issued in exhange of consulting services 8th June 2009	-	-	2,145,000	214	(214)	-	-	-	-
Convertible of debt to common share	-	-	7,418,050	741	525,760				526,501
Translation adjustment	-	-	-	-	-	-	-	56,079	56,079
Net income for the year ended 31 December 2009	-	-	-	-	-	-	867,547	-	867,547

Balance at 31 December 2009	1,620,000	1,620	34,388,350	3,438	4,082,773	(2,683)	(4,891,933)	226,700	(580,085)

The notes on pages 6 to 26 are an integral part of these consolidated financial statements

6

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(INCORPORATED IN UNITED STATES OF AMERICA)

CONSOLIDATED STATEMENT OF CASH FLOW
FOR THE YEAR ENDED 31 DECEMBER 2009 AND 2008

	2009	2008
	$	$
Cash flows from operating activities
Net profit/(loss) for the year	867,547	(1,867,330)
Adjustments to reconcile net income to net cash
provided by operating activities :
Depreciation and amortisation	218,322	65,305
Gain on disposal of subsidiaries	(2,083,487)	-
Interest expenses	177,488	793,483
Other comprehensive income	56,079	34,548
Changes in operating assets and liabilities :
Decrease/(increase) in inventory	276,048	(317,933)
Increase in accounts receivable	(33,598)	(69,777)
Decrease/(increase) in prepaid expenses and other receivables	193,762	(76,614)
Decrease in amounts due to shareholders and directors	(663,580)	(1,471,150)
Decrease/(increase) in deposits	3,093	(10,938)
Increase in accruals and other payables	2,133,883	769,580
Taxes payable	(237,047)	(1,398)

Net cash flows generated from/(used in) operating activities	908,510	(2,152,224)

Cash flows from investing activities
Acquisition of plant and equipment	(266,629)	(1,972,436)
Construction in progess	62,679	1,120,762

Net cash flows used in investing activities	(203,950)	(851,674)

Cash flows from financing activities
Proceeds from note payable	50,000	1,008,786
Proceeds from issuance of debentures	174,000	744,649
Redemption of debts	(1,579,103)	-
Additional paid up capital	525,546	1,297,322
Common stock $0.0001 par value	214	(16,360)
Non-cash financing activities
Common stock issued to retire debentures	741	1,080

Net cash flows (used in)/from financing activities	(828,602)	3,035,477

Net increase in cash and cash equivalents	(124,042)	31,579
Cash and cash equivalents - beginning of year	128,039	96,460

Cash and cash equivalents - end of year	3,997	128,039

Supplemental disclosure of cashflow information:
Cash paid for interest	-	26,155

The notes on pages 6 to 26 are an integral part of these consolidated financial statements

7
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

1.	THE COMPANY

Biopack Environmental Solutions Inc. and its subsidiaries develop, manufacture, distribute and market bio-degradable food containers and disposable industrial packaging for consumer products made from natural materials.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

	(a)	Basis of Presentation

The consolidated financial statements include the accounts of Biopack Environmental Solutions Inc. and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated from the consolidated financial statements.

The Company evaluates consolidation of entities under FAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“FAS 167”), which changes the approach to determining the primary beneficiary of a variable interest entity (“VIE”), (Formerly known as Financial Accounting Standards Board (FASB) Interpretation No.46, “Consolidation of Variable Interest Entities” (FIN 46)). FAS 167 replaces the quantitative-based risks and rewards approach with a qualitative approach that focuses on identifying which enterprise has (i) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (ii) the obligation to absorb losses or the right to receive benefits of the entity that could potentially be significant to the VIE. FAS 167 also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE, and requires additional disclosures about an enterprise’s involvement in VIEs. FAS 167 is effective for the Company as of the beginning of fiscal year 2011 and its adoption is not expected to have a material effect on the Company’s unaudited condensed consolidated financial statements.

	(b)	Use of Estimates

In preparing consolidated financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation. Actual results could differ from those estimates.

	(c)	Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. As of December 31, 2009 and 2008, the Company had cash and cash equivalents of $3,997 and $128,039 respectively.

8
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(d)	Short-term Investment

The Company classifies its short-term investment as held-to-maturity debt securities and is measured at amortized cost (which approximates fair value) with interest and realized gains and losses, if any, reported in non-operating income in the income statement.

	(e)	Accounts Receivable

Accounts receivable are stated at original amounts less an allowance made for doubtful receivables, if any, based on a review of all outstanding amounts at the end of the period. Full allowance for doubtful receivables are made when the receivables are overdue for one year and an allowance is made when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of a receivable. Bad debts are written against the allowance when identified. The Company extends credit to customers on an unsecured basis in the normal course of business and believes that all accounts receivable in excess of the allowance for doubtful accounts are fully collectible. The Company does not accrue interest on trade accounts receivable. The normal credit terms range from 15 to 60 days.

	(f)	Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to a customer change, estimates of the recoverability of receivables would be further adjusted.

	(g)	Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold properties, which are depreciated over the terms of their related leases or their estimated useful lives, whichever is less. Expenditures for maintenance and repairs, which do not improve or extend the expected useful life of the assets, are expensed to operations while major repairs are capitalized.

9
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(g)	Property, Plant and Equipment (continued) The estimated useful lives are as follows:

Years
Leasehold improvements	5
Furniture, fixtures and office equipment	5
Motor Vehicles	5 to 10
Computer equipment	5
Plant and Machinery	5 to 20

(h)	Impairment of Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized. There was no impairment loss made for property and equipment as of December 31, 2009.

(i)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The FASB issued Accounting Standard Codification Topic 740 (ASC 740) “Income Taxes”, (Formerly known as interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)). ASC 740 clarifies the accounting for uncertainty in tax positions. This requires that an entity recognized in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. The adoption of ASC 740 did not have any impact on the Group’s results of operations or financial condition for the year ended December 31, 2009. As of the date of the adoption of ASC 740, the Group has no material unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of operations.

10
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(j)	Foreign Currency Transactions

The Company’s functional currency is Hong Kong Dollars (“HKD”) and Renminbi (“RMB”) and its reporting currency is U.S. dollars. The Company’s consolidated balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred.

	(k)	Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts and other receivables, accounts payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations. The carrying amounts of long-term loans approximate fair value as the interest on these loans is minimal.

	(l)	Earnings Per Share

The Company computes earnings per share (“EPS’) in accordance with FASB Accounting Standard Codification Topic 260 (ASC 260) “Earnings Per Share” (Formerly known as Statement of Financial Accounting Standards No. 128, “Earnings per Share” (“SFAS No. 128”)), and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

11
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(m)	Accumulated Other Comprehensive Income
Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

	(n)	Stock-Based Compensation

In March 2004, the FASB issued a proposed statement, Share-Based Payment, which addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for equity instruments of the enterprise or liabilities that are based on the grant-date fair value of the enterprise's equity instruments or that may be settled by the issuance of such equity instruments. The proposed statement would eliminate the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally would require instead that such transactions be accounted for using a fair-value-based method. In December 2004, the FASB issued SFAS No. 123(R), Share-Based Payment, which is a revision of SFAS No. 123. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their grant-date fair values. Pro forma disclosure is no longer an alternative.

As permitted by SFAS No. 123, for 2005, the Company accounted for share-based payments to employees using APB Opinion No. 25's intrinsic value method and, as such, generally recognized no compensation cost for employee stock options.

Effective January 1, 2006, the Company adopted SFAS No. 123(R)'s fair value method of accounting for share based payments. Accordingly, the adoption of SFAS No. 123(R)'s fair value method may have a significant impact on the Company's results of operations as it is required to recognize the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards. SFAS No. 123(R) permits public companies to adopt its requirements using either the "modified prospective" method or the "modified retrospective" method.

The Company adopted SFAS No. 123(R) using the modified prospective method. In April 2005, the SEC delayed the effective date of SFAS No. 123(R), which is now effective for public companies for annual rather than interim periods that begin after September 15, 2005. The impact of the adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future.

12
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(o)	Revenue Recognition

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, the performance has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectability is reasonably assured.

	(p)	Recently issued accounting pronouncements

In December 2007, ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

In March 2008, the FASB issued ASC 815 (SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133) to amend and expand the disclosures about derivatives and hedging activities. The standard requires enhanced qualitative disclosures about an entity’s objectives and strategies for using derivatives, and tabular quantitative disclosures about the fair value of derivative instruments and gains and losses on derivatives during the reporting period. This standard is effective for both fiscal years and interim periods that begin after November 15, 2008. The adoption of this standard on December 29, 2008, the beginning of the Company’s fiscal year, did not have a material impact on its unaudited condensed consolidated financial statements.

13

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(p)	Recently issued accounting pronouncements (continued)

In December 2007, ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

In May 2009, ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

14
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(p)	Recently issued accounting pronouncements (continued)

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No.140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

In September 2009, the FASB has published ASU 2009-12, “Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. This ASU amends Subtopic 820-10, “Fair Value Measurements and Disclosures – Overall”, to permit a reporting entity to measure the fair value of certain investments on the basis of the net asset value per share of the investment (or its equivalent). This ASU also requires new disclosures, by major category of investments including the attributes of investments within the scope of this amendment to the Codification. The guidance in this update is effective for interim and annual periods ending after December 15, 2009. Early application is permitted. The Company is in the process of evaluating the impact of this standard on its consolidated financial position and results of operations.

15
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	(p)	Recently issued accounting pronouncements (continued)

In October 2009, the FASB has published ASU 2009-13, “Revenue Recognition (Topic 605)-Multiple Deliverable Revenue Arrangements”, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Specifically, this guidance amends the criteria in Subtopic 605-25, “Revenue Recognition-Multiple-Element Arrangements”, for separating consideration in multiple-deliverable arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence; (b) third-party evidence; or (c) estimates. This guidance also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method and also requires expanded disclosures. The guidance in this update is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162), reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

16
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(p) Recently issued accounting pronouncements (continued)

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales, issuances, and settlements relating to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010 (the Company’s fiscal year 2012); early adoption is permitted. The Company is currently evaluating the impact of adopting ASU 2009-14 on its financial statements.

3.	PROPERTY, PLANT AND EQUIPMENT, NET

	2009	2008
	$	$
Cost
Leasehold improvements	389,564	283,531
Motor Vehicles	47,616	78,010
Office furniture and equipment	36,349	74,283
Computer equipment	13,020	13,028
Plant and Machinery	1,951,903	1,762,498

	2,438,452	2,211,350
Accumulated depreciation	(298,916)	(120,122)

	2,139,536	2,091,228

Depreciation expense for the years ended December 31, 2009 and 2008 was $218,322 and $65,305.

17
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

3.	PROPERTY, PLANT AND EQUIPMENT, NET (CONTINUED)

(b) Construction in progress

	2009	2008
	$	$

Opening as at 1 January	174,426	1,295,188
Additions	16,002	777,850
Transfer to plant and Machinery	(1,422)	(1,675,626)
Transfer to lease hold improvement	(77,259)	(222,986)

As at 31 December	111,747	174,426

Construction in progress represents the expenditure incurred in the development project of a manufacturing plant by a subsidiary in Jiangmen, PRC. As of December 31, 2009, the Company had a balance of $111,747 on the construction. These costs are included on the balance sheet as property, plant and equipment costs. No depreciation will be provided until the plant is completed and operating. No interest has been capitalized in construction in progress for the year.

The Company believes that the carrying amount of construction in progress is approximate to its fair value.

4.	INVENTORIES

As at December 31, 2009, the Company’s subsidiary in Jiangmen, PRC held inventory of $100,725.

	2009	2008
	$	$

Raw materials	51,655	70,906
Work-in-progress	9,893	68,979
Finished goods	39,177	236,888

	100,725	376,773

18
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

5.	PREPAID EXPENSES AND OTHER RECEIVABLES

	2009	2008
	$	$

Prepaid expenses	124,029	169,359
Other receivables	17,204	165,636

	141,233	334,995

6.	ACCOUNTS RECEIVABLE

Accounts receivable consists of receivables on trade as follows:

	2009	2008
	$	$
Ageing of trade and other receivables
0 - 30 days	2,990	69,777
Over 30 days	100,385	-

	103,375	69,777

As at December 31, 2009, the Company¡¯s subsidiaries had receivables total $103,375. The Company believes that there is no issue of recoverability and the balances receivable are indicative of fair value.

7.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	2009	2008
	$	$

Accrued expense and other payables	935,264	1,112,709
Customers deposits received	-	126,315
Accounts payables	359,040	155,206

	1,294,304	1,394,230

19
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

8.	DUE TO SHAREHOLDERS & DIRECTORS

	2009	2008
	$	$

Amounts due to directors	21,761	59,752
Amounts due to shareholders	-	625,589

	21,761	685,341

Directors of the Company have advanced $21,761 in the form of unsecured, non-interest bearing advances with no due date.

9. LOAN PAYABLE

	2009	2008
	$	$

Short term loans	1,336,596	1,008,786

As at December 31, 2009, the Company has short term loans on demand of $1,336,596 including accrued interest of $204,833. The loans bear interest at the rate of 1% to 6% per annum.

	2009	2008
	$	$
Long term loans
Tayna Environmental Technology Co. Limited	-	1,146,103
Convertible debenture issued to non related party	331,000	740,000
Convertible debenture issued to a director	250,000	50,000

	581,000	1,936,103

20
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

9.	LOANS PAYABLE (CONTINUED)

Long term loans (continued)

On March 30, 2008, the Company’s former subsidiary, Roots Biopack Group Limited, entered into a loan agreement with Tayna Environmental Technology Co. Limited, whereby Tayna Environmental agreed to advance to Roots Biopack Group Limited the sum of $1,146,103 for a three-year initial term expiring March 30, 2011. Our subsidiary has an option to extend this three-year initial term for an additional two calendar years by sending written notice to Tayna Environmental no later than three months prior to the original maturity date (i.e., no later than December 30, 2010). Principal due under the loan bears interest at the rate of 3%per annum.

On September 18, 2009, Roots Biopack Group Limited was dissolved and being detached from the Company. Tayna Environmental Technology Co. Limited has signed the waiver of debt on 30 June 2009 to waive to claim the sum of $1,146,103 together with the interest thereon.

Convertible Debts

	2009	2008
	$	$

Opening Balance of Convertible Debentures	790,000	600,000
Plus : Convertible debentures issued during the year	374,000	810,000
Less : Debentures converted to common shares	583,000	620,000

Closing Balance Convertible Debentures	581,000	790,000

The embedded beneficial conversion features present in the convertible debenture is valued separately at issuance and recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. That amount is calculated as the difference between the conversion price and the fair value of the common stock into which the debenture is convertible, multiplied by the no. of shares. The intrinsic value cannot exceed the proceeds.

21
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

10.	GOING CONCERN

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which contemplate the continuation of the Company as a going concern. The Company made a net profit for the year ended December 31, 2009 of 867,547 and, on December 31, 2009 it had an accumulated deficits of $4,891,933 and a working capital deficit of $2,303,331. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classifications of recorded asset amounts, or amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

The future of the Company is dependent upon its attaining profitable operations and raising the capital it will require in order to achieve profitable operations through the issuance of equity securities, borrowings or a combination thereof.

11.	CONCENTRATIONS AND CREDIT RISK

Concentration of credit risk is limited to accounts receivable and is subject to the financial condition of major customers. The Company does not require collateral or other security to support accounts receivable. The Company conducts periodic reviews of its clients’ financial condition and customers’ payment practices to minimize collection risk on accounts receivable.

12.	COMMITMENTS AND CONTINGENCIES

(a) Operating Lease Arrangements
Minimum lease payments recognized as an expense under operating leases in respect of the premises and land use right in PRC during the Year Ended December 31, 2009:

	2009	2008
	$	$

Premises	234,117	155,565

22
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

12.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

	(a)	Operating Lease Arrangements (continued)

At December 31, 2009, the Company had outstanding commitments for future minimum lease payments under non-cancelable operating leases in respect of premises and land use rights in PRC, which fall due as follows:

	2009	2008
	$	$

Within one year	181,915	200,352
In the second to fifth years, inclusive	753,432	748,399
After five years	1,475,877	1,665,482

	2,411,224	2,614,233

Operating leases relate to the Company’s manufacturing premises in PRC with a lease term of 15 years from 1 March 2007, with an option to extend the term. The Company does not have an option to purchase the leased asset at the expiry of the lease period.

(b)	Capital Commitments

	2009	2008
	$	$
Contracted for but not provided for
Construction projects in PRC	51,256	200,509

13. RELATED PARTY TRANSACTIONS

	2009	2008
	$	$
Amounts due to directors
CHOU Si Hou, Eddie - Former director	-	45,385
LAU Kin Chung, Gerald – Director	8,399	8,602
Sean Webster - Director	13,362	5,765

	21,761	59,752

The advances are unsecured, interest free and have no fixed terms of repayment. The respective parties are or were directors of the company.

23
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

13.	RELATED PARTY TRANSACTIONS (CONTINUED)

	Nature of	Connected	2009	2008
Name of company	transactions	part(ies)	$	$
Grand Power Express International Limited	Office rental	Mr. Ricky Chiu Tong (Former director)	-	48,779

InterPacific Capital Limited	Consultant fee	Spouse of former director -Mr. Ricky Chiu Tong	-	12,850

			-	61,629

On May 14, 2008, the Company entered into a subscription agreement with four investors, whereby the company agreed to issue 4,758,212 shares of our common stock at a price of $0.14 per share to the four investors in consideration of the debt owned by our company to them in the aggregate amount of $666,140. Two of these investors are ex-directors of our company, one of these investors is a director of two of the Company’s subsidiaries and the fourth investor is our President and Chairman of the Company’s Board of Directors.

14.	INCOME TAX

No provision for HK Profits tax has been made in consolidated financial statements as the subsidiaries sustained loss for the year. The current year amount represented under provision of taxation in previous years.

No provision for PRC income tax has been made in the consolidated financial statements as the PRC subsidiary sustained loss during the year. No provision for deferred taxation has been recognized in the financial statements as the amount involved is insignificant.

No provision for US tax has been made for any of the year presented as the Company does not have any assessable profits during the year.

No deferred tax is recognized in the consolidated balance sheets as of December 31, 2009.

15.	SHARE CAPITAL

On February 17, 2008, pursuant to a Share Cancellation Agreement with Eddie Chou, one of the Company’s directors and its Chief Technical Officer, 1,200,000 shares of the Company’s common stock held by Mr. Chou were cancelled and returned to treasury.

24
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

15.	SHARE CAPITAL (CONTINUED)

On February 17, 2008, pursuant to a Share Cancellation Agreement with Ricky Chiu, an ex-director of the Company, 1,800,000 shares of the Company’s common stock held by Mr. Chiu were cancelled and returned to treasury.

On February 17, 2008, pursuant to a Share Cancellation Agreement with Legend View Limited, 8,000,000 shares of the Company’s common stock were cancelled and returned to treasury. The Company’s President and the chairman of its Board of Directors, Mr. Gerald Lau, owns a controlling interest in Legend View Limited.

On May 14, 2008, the Company entered into a subscription agreement with four investors, whereby we agreed to issue 4,758,212 shares of our common stock at a price of $0.14 per share to the four investors in consideration of the debt owned by our company to them in the aggregate amount of $666,140. Two of these investors are ex-directors of our company, one of these investors is a director of two of our subsidiaries and the fourth investor is our President and Chairman of our Board of Directors.

On July 4, 2008, the Company issued 1,900,000 shares of common stock to Begonia Participation Corp. pursuant to the conversion of 380,000 Series A Preferred Shares.

On September 5, 2008, the Company issued 1,492,537 shares of common stock pursuant to the conversion of a convertible debenture in the amount of $100,000.

On September 19, 2008, the Company issued 1,800,000 shares of common stock pursuant to the conversion of a convertible debenture in the amount of $120,000.

On October 1, 2008, we entered into a consulting agreement with San Diego Torrey Hills Capital, Inc., whereby San Diego Torrey Hills has agreed to provide consulting services to our company in consideration for, among other things: (i) a monthly cash fee of US$10,000, the first payment of which is due on October 1, 2008, with subsequent monthly payments due on the monthly anniversary dates of the consulting agreement; and (ii) the issuance of 125,000 shares of restricted common stock of the company. 125,000 shares of which are issued on October 1, 2008.

On October 15, 2008, the Company issued 500,000 shares of the Company’s common stock to Ma Cheng Ji pursuant to the conversion of a convertible debenture in the amount of $250,000.

On April 8, 2009, the Company sold one convertible debenture to one investor for gross proceeds of $60,000. This convertible debenture has a three year term and is convertible, at the option of the holder upon 90 days prior notice, into shares of our common stock at a price of six and two-thirds cents per share.

25
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

15.	SHARE CAPITAL (CONTINUED)

On May 15, 2009, the Company sold one convertible debenture to one investor for gross proceeds of $50,000. This convertible debenture has a face amount of $50,000, a three year term, earns interest at a rate of 1% per annum and is convertible, at the option of the holder upon not less than 61 days prior notice, into shares of our common stock at a price of ten cents per share.

On May 15, 2009, the Company sold one convertible debenture to one investor for gross proceeds of $48,000. This convertible debenture has a face amount of $48,000, a three year term, earns interest at a rate of 12% per annum and is convertible, at the option of the holder upon not less than 61 days prior notice, into shares of our common stock at a price of six and two-thirds cents per share.

On June 12, 2009, the Company issued 225,000 shares of our common stock to San Diego Torrey Hills Capital, Inc. pursuant to the consulting agreement.

On July 28, 2009, the Company issued 1,124,438 shares of our common stock to the holder of a convertible debenture dated March 3, 2008 pursuant to the conversion of a portion of the principal balance of that convertible debenture.

On July 28, 2009, the Company issued 1,125,001 shares of our common stock to the holder of a convertible debenture dated December 29, 2008 pursuant to the conversion of a portion of the principal balance of that convertible debenture.

On July 29, 2009, the Company issued 1,250,000 shares of our common stock to the holder of a convertible debenture dated December 27, 2007 pursuant to the conversion of a portion of the principal balance of that convertible debenture.

On July 31, 2009, the Company sold one convertible debenture to one investor for gross proceeds of $16,000. This convertible debenture has a face amount of $16,000, a three year term, earns interest at a rate of 1% per annum and is convertible, at the option of the holder upon not less than 61 days prior notice, into shares of our common stock at a price of ten cents per share.

On December 7, 2009, the Company issued 400,000 shares of our common stock to Dragon Gate Asia Ltd. pursuant to the consulting agreement.

On December 7, 2009, the Company issued 20,000 shares of our common stock to The Long Island Investment Banking Group pursuant to the consulting agreement.

26
BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(INCORPORATED IN UNITED STATES OF AMERICA)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

31 DECEMBER 2009

15.	SHARE CAPITAL (CONTINUED)

On December 7, 2009, the Company sold 1,500,000 shares of our common stock to one investor at a price of $0.1417 per share, in consideration of the debt owed by our company to the investor of $212,500.

On December 16, 2009, the Company issued 1,750,000 shares of our common stock to the holder of a convertible debenture dated December 27, 2007 pursuant to the conversion of the balance of that convertible debenture.

On December 21, 2009, the Company issued 1,125,001 shares of our common stock to one person upon the conversion of the $75,000 principal balance due under a convertible debenture previously issued by us dated December 29, 2008, at a conversion price of $0.0666 per share.

On December 31, 2009, the Company issued 284,932 shares of our common stock to one investor at a price of $0.3819 per share in consideration of the debt owed by our company to the investor of $108,834.

16.	SUBSEQUENT EVENTS

On January 15, 2010, the Company issued 500,000 shares of our common stock to the holder of a convertible debenture dated May 15, 2009 upon conversion of the principal and interest due under that convertible debenture, at a conversion price of $0.10 per share.

On February 2, 2010, the Company issued an aggregate of 2,331,955 shares of our common stock to two investors in consideration of the debt owed by our company to the investors of an aggregate principal amount of $857,000 and an aggregate amount of accrued interest in the amount of $56,893, at a price of $0.3919 per share.

On February 22, 2010, the Company issued 3,651,672 shares of our common stock to one person upon the conversion of the remaining principal ($204,940) and accrued interest ($38,626.57) due under a convertible debenture previously issued by us dated March 3, 2008, at a conversion price of $0.0667 per share.

17.	LEGAL PROCEEDINGS

The Company is involved in various unresolved legal actions, administrative proceedings and claims in the ordinary course of business. Although it is not possible to predict with certainty the outcome of these unresolved actions, the Company believes these unresolved legal actions will not have a material effect on its financial position or results of operation.

19

Biopack Environmental Solutions Inc.

Unaudited

Consolidated Financial Statements

For the Three Months Ended
March 31, 2010 and 2009

(Stated in US Dollars)

Biopack Environmental Solutions Inc.

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets
Consolidated Statements of Operations
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

Biopack Environmental Solutions, Inc. and Subsidiaries

Consolidated Balance Sheets

	Unaudited	Audited
	March 31, 2010	December 31, 2009
Assets
Current assets
Cash and Cash equivalents	$26,492	$3,997
Accounts receivables	102,737	103,375
Prepaid expenses and other receivables	122,831	141,233
Inventory	67,683	100,725
Total current assets	319,743	349,330

Property and equipment	2,111,319	2,139,536
Construction in progress	112,368	111,747
Deposits	58,271	52,963
Total assets	2,601,701	2,653,576

Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	1,492,628	1,294,304
Due to Shareholders & Directors	41,806	21,761
Short Term Debt	420,741	1,336,596
Total current liabilities	1,955,175	2,652,661

Long Term Liabilities
Long term debt	76,000	331,000
Due to related parties	250,000	250,000
Total long term liabilities	326,000	581,000

Stockholders' equity
Preferred stock, $.001 par value, 10,000,000 shares authorized; 1,620,000 shares issued and outstanding	1,620	1,620
Common stock; $.0001 par value; 50,000,000 shares authorized; 40,874,815 shares issued and outstanding	4,086	3,438
Additional paid-in capital	4,939,124	4,082,773
Stock issued at less than par value	(2,683)	(2,683)
Accumulated other comprehensive income	241,346	226,700
Retained Earnings	(4,862,967)	(4,891,933)

Total stockholders' equity	320,526	(580,085)

Total liabilities and stockholders' equity	$2,601,701	$2,653,576

Biopack Environmental Solutions, Inc. and Subsidiaries

Consolidated Statement of Operations

March 31, 2010 and 2009

	Unaudited
	Three months ended
	March 31,
	2010	2009

Revenues	$68,639	$260,397
Cost of Sales	68,203	323,814
Gross Profit	436	(63,417)

General and administrative	246,765	133,664
Depreciation and amortization	50,183	5,051
Total operating expenses	296,948	138,715

Income from operations	(296,512)	(202,132)

Other Income (expense)
Other Income	347,807
Gain/(Loss) on disposal of Asset	(10,906)	-
Finance cost	(11,423)	(37,055)
PROFIT/(LOSS) BEFORETAX	28,966	(239,187)

Income tax	-	-
NET PROFIT/(LOSS) FOR THEYEAR	$28,966	$(239,187)

Earnings/(Loss) per share	$0.00	$(0.01)
Weighted average common shares outstanding	37,855,205	24,825,300

Diluted Earnings/(Loss) Per Share	0.00	(0.01)
Diluted Weighted Average Common Shares Outstanding	41,601,158	24,825,300

Biopack Environmental Solutions, Inc. and Subsidiaries

 Statements of Cash flow

	Three months ended
	March 31,
	2010	2009
Cash flows from operating activities
Net income	$28,966	$(239,187)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	50,183	5,051
Write down in value of assets	10,906	-
Interest expenses accrual	11,423	37,055
Other comprehensive income (loss)	14,646	(34,594)
Changes in assets and liabilities:
Accounts receivable and other receivable	638	68,922
Prepaid expenses	18,402	666
Advances to related parties	20,045	(43,020)
Inventories	33,042	56,697
Deposits	(5,308)	1,309
Accounts payable and accruals	186,901	23,304
Taxes Payable	-	902
Net cash Provided by (used in) operating activities	369,844	(122,895)
Cash flow from investing activities
Purchase of property and equipment	(32,872)	-
Construction in progress	(621)	(317)
Net cash used in investing activities	(33,493)	(317)
Cash flow from financing activities
Debts Redemption	(1,170,855)	-
Additional Paid Up Capital	856,351	-
Common stock issued to retire debts	648	-
Net cash used by financing activities	(313,856)	-
Net change in cash	22,495	(123,212)
Cash, beginning	3,997	128,039
Cash, ending	$26,492	$4,827

BIOPACK ENVIRONMENTAL SOLUTIONS INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.      The Company

Biopack Environmental Solutions Inc. (formerly Star Metro Corp.) and its subsidiaries develop, manufacture, distribute and market bio-degradable food containers and disposable industrial packaging for consumer products made from natural materials.

2.      Summary of Significant Accounting Policies

(a)     Basis of Presentation

The consolidated financial statements include the accounts of Biopack Environmental Solutions Inc. and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated from the consolidated financial statements.

The Company evaluates consolidation of entities under FAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“FAS 167”), which changes the approach to determining the primary beneficiary of a variable interest entity (“VIE”), (Formerly known as Financial Accounting Standards Board (FASB) Interpretation No.46, “Consolidation of Variable Interest Entities” (FIN 46)). FAS 167 replaces the quantitative-based risks and rewards approach with a qualitative approach that focuses on identifying which enterprise has (i) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (ii) the obligation to absorb losses or the right to receive benefits of the entity that could potentially be significant to the VIE. FAS 167 also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE, and requires additional disclosures about an enterprise’s involvement in VIEs. FAS 167 is effective for the Company as of the beginning of fiscal year 2011 and its adoption is not expected to have a material effect on the Company’s unaudited condensed consolidated financial statements.

(b)     Use of Estimates

In preparing consolidated financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation. Actual results could differ from those estimates.

(c)     Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. As of March 31, 2010, the Company had cash and cash equivalents of $26,492.

(d)     Short-term Investment

The Company classifies its short-term investment as held-to-maturity debt securities and is measured at amortized cost (which approximates fair value) with interest and realized gains and losses, if any, reported in non-operating income in the income statement.

(e)     Accounts Receivable

Accounts receivable are stated at original amounts less an allowance made for doubtful receivables, if any, based on a review of all outstanding amounts at the end of the period. Full allowance for doubtful receivables are made when the receivables are overdue for one year and an allowance is made when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of a receivable.

Bad debts are written against the allowance when identified. The Company extends credit to customers on an unsecured basis in the normal course of business and believes that all accounts receivable in excess of the allowance for doubtful accounts are fully collectible. The Company does not accrue interest on trade accounts receivable. The normal credit terms range from 15 to 60 days.

(f)     Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to a customer change, estimates of the recoverability of receivables would be further adjusted.

(g)     Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold properties, which are depreciated over the terms of their related leases or their estimated useful lives, whichever is less. Expenditures for maintenance and repairs, which do not improve or extend the expected useful life of the assets, are expensed to operations while major repairs are capitalized.

The estimated useful lives are as follows:

Years
Leasehold improvements	5
Furniture, fixtures and office equipment	5
Motor Vehicles	5 to 10
Computer equipment	5
Plant and Machinery	5 to 20

(h)     Impairment of Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized. There was no impairment loss made for property and equipment as of March 31, 2010.

(i)     Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The FASB issued Accounting Standard Codification Topic 740 (ASC 740) “Income Taxes”, (Formerly known as interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)). ASC 740 clarifies the accounting for uncertainty in tax positions. This requires that an entity recognized in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. The adoption of ASC 740 did not have any impact on the Group’s results of operations or financial condition for the period ended March 31, 2010. As of the date of the adoption of ASC 740, the Group has no material unrecognized tax benefit which would favourably affect the effective income tax rate in future periods. The Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of operations.

(j)     Foreign Currency Transactions

The Company’s functional currency is Hong Kong Dollars (“HKD”) and Renminbi (“RMB”) and its reporting currency is U.S. dollars. The Company’s consolidated balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred.

(k)     Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts and other receivables, accounts payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations. The carrying amounts of long-term loans approximate fair value as the interest on these loans is minimal.

(l)     Earnings Per Share

The Company computes earnings per share (“EPS’) in accordance with FASB Accounting Standard Codification Topic 260 (ASC 260) “Earnings Per Share” (Formerly known as Statement of Financial Accounting Standards No. 128, “Earnings per Share” (“SFAS No. 128”)), and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

(m)     Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

(n)     Stock-Based Compensation

In March 2004, the FASB issued a proposed statement, Share-Based Payment, which addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for equity instruments of the enterprise or liabilities that are based on the grant-date fair value of the enterprise's equity instruments or that may be settled by the issuance of such equity instruments. The proposed statement would eliminate the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally would require instead that such transactions be accounted for using a fair-value-based method. In December 2004, the FASB issued SFAS No. 123(R), Share-Based Payment, which is a revision of SFAS No. 123. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their grant-date fair values. Pro forma disclosure is no longer an alternative.

As permitted by SFAS No. 123, for 2005, the Company accounted for share-based payments to employees using APB Opinion No. 25's intrinsic value method and, as such, generally recognized no compensation cost for employee stock options.

Effective January 1, 2006, the Company adopted SFAS No. 123(R)'s fair value method of accounting for share based payments. Accordingly, the adoption of SFAS No. 123(R)'s fair value method may have a significant impact on the Company's results of operations as it is required to recognize the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards. SFAS No. 123(R) permits public companies to adopt its requirements using either the "modified prospective" method or the "modified retrospective" method.

The Company adopted SFAS No. 123(R) using the modified prospective method. In April 2005, the SEC delayed the effective date of SFAS No. 123(R), which is now effective for public companies for annual rather than interim periods that begin after September 15, 2005. The impact of the adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future.

(o)     Revenue Recognition

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, the performance has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectability is reasonably assured.

(p)     Recently issued accounting pronouncements

In December 2007, ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

In March 2008, the FASB issued ASC 815 (SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133) to amend and expand the disclosures about derivatives and hedging activities. The standard requires enhanced qualitative disclosures about an entity’s objectives and strategies for using derivatives, and tabular quantitative disclosures about the fair value of derivative instruments and gains and losses on derivatives during the reporting period. This standard is effective for both fiscal years and interim periods that begin after November 15, 2008. The adoption of this standard on December 29, 2008, the beginning of the Company’s fiscal year, did not have a material impact on its unaudited condensed consolidated financial statements.

In December 2007, ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

In May 2009, ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No.140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

In September 2009, the FASB has published ASU 2009-12, “Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. This ASU amends Subtopic 820-10, “Fair Value Measurements and Disclosures – Overall”, to permit a reporting entity to measure the fair value of certain investments on the basis of the net asset value per share of the investment (or its equivalent). This ASU also requires new disclosures, by major category of investments including the attributes of investments within the scope of this amendment to the Codification. The guidance in this update is effective for interim and annual periods ending after December 15, 2009. Early application is permitted. The Company is in the process of evaluating the impact of this standard on its consolidated financial position and results of operations.

In October 2009, the FASB has published ASU 2009-13, “Revenue Recognition (Topic 605)-Multiple Deliverable Revenue Arrangements”, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Specifically, this guidance amends the criteria in Subtopic 605-25, “Revenue Recognition-Multiple-Element Arrangements”, for separating consideration in multiple-deliverable arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence; (b) third-party evidence; or (c) estimates. This guidance also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method and also requires expanded disclosures. The guidance in this update is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position and results of operations.

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162), reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales, issuances, and settlements relating to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010 (the Company’s fiscal year 2012); early adoption is permitted. The Company is currently evaluating the impact of adopting ASU 2009-14 on its financial statements.

3.      Property, Plant and Equipment, net

Cost	31.3.2010	31.12.2009
Leasehold improvements	$375,341	389,564
Motor Vehicles	47,880	47,616
Office furniture and equipment	33,845	36,349
Computer equipment	13,005	13,020
Plant and Machinery	1,983,742	1,951,903
	2,453,813	2,438,452
Accumulated depreciation	(342,494)	(298,916)
	$2,111,319	2,139,536

Depreciation expense for the three month ended March 31, 2010 was $50,183.

(b)     Construction in progress

	Three Months Ended	Year Ended
	31.3.2010	31.12.2009
Opening	$111,747	174,426
Additions	621	16,002
Transfer to plant and Machinery		(1,422)
Transfer to lease hold improvement		(77,259)
Closing	112,368	111,747

Construction in progress represents the expenditure incurred in the development project of a manufacturing plant by a subsidiary in Jiangmen, PRC. As of March 31, 2010, the Company had a balance of $112,368 on the construction. These costs are included on the balance sheet as property, plant and equipment costs. No depreciation will be provided until the plant is completed and operating. No interest has been capitalized in construction in progress for the year.

The Company believes that the carrying amount of construction in progress is approximate to its fair value.

4.      Inventories

The Company’s inventory consists of raw materials held for production. As of March 31, 2010, the Company’s subsidiary in Jiangmen, PRC held inventory of $67,683.

5.      Accounts receivable

Accounts receivable consists of receivables on trade as follows:

Ageing of trade and other receivables	31.03.2010	31.12.2009
0 – 30 days	$2,660	2,990
Over 30 days	100,077	100,385
	$102,737	103,375

As of March 31, 2010, the Company’s subsidiaries had total receivables of $102,737. The Company believes that there is no issue of recoverability and the balances receivable are indicative of fair value.

6.      Prepaid expenses and other receivables

	31.03.2010	31.12.2009
Prepaid expenses	$117,401	124,029
Other receivables	5,430	17,204
	$122,831	141,233

7.      Accounts payable and accrued expenses

	31.3.2010	31.12.2009
Accrued expense and other payables	$1,175,301	935,264
Accounts payables	317,327	359,040
	$1,492,628	1,294,304

8.      Due to Shareholders & Directors

	31.3.2010	31.12.2009
Amount due to Directors	41,806	21,761
	41,806	21,761

Directors of the Company have advanced $41,806 in the form of unsecured, non-interest bearing advances with no due date.

9.      Loans payable

	31.3.2010	31.12.2009
Short Term Loan	$420,741	1,336,596

As at March 31, 2010, the Company has short term loans on demand of $420,741. The loans bear interest at the rate of 1% to 6% per annum.

Long Term Loan
	31.03.2010	31.12.2009
Convertible Debts Issued to Non Related Party	$76,000	331,000
Convertible Debts Issued to a Director	250,000	250,000
	$326,000	581,000

Convertible Debts

	31.03.2010	31.12.2009
Opening Balance of Convertible Debts	581,000	790,000
Plus: Convertible debentures issued during the period	-	374,000
Less: Debentures converted to common shares	255,000	583,000
Closing Balance of Convertible Debts	326,000	581,000

The embedded beneficial conversion features present in the convertible debenture is valued separately at issuance and recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. That amount is calculated as the difference between the conversion price and the fair value of the common stock into which the debenture is convertible, multiplied by the no. of shares. The intrinsic value cannot exceed the proceeds.

10.     Going Concern

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which contemplate the continuation of the Company as a going concern. The Company had a profit for the three month period ended March 31, 2010 of $28,966 and, on March 31, 2010 it had an accumulated deficit of $4,862,967 and a working capital deficit of $1,635,432. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classifications of recorded asset amounts, or amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

The future of the Company is dependent upon its attaining profitable operations and raising the capital it will require in order to achieve profitable operations through the issuance of equity securities, borrowings or a combination thereof.

11.     Concentrations and Credit Risk

Concentration of credit risk is limited to accounts receivable and is subject to the financial condition of major customers. The Company does not require collateral or other security to support accounts receivable. The Company conducts periodic reviews of its clients’ financial condition and customers’ payment practices to minimize collection risk on accounts receivable.

12.     Commitments and Contingencies

(a) Operating Lease Arrangements

Minimum lease payments recognized as an expense under operating leases in respect of the premises and land use right in Hong Kong and PRC during the Three Months Ended March 31, 2010:

	31.3.2010	31.12.2009
Premises	$51,739	234,117

At March 31, 2010, the Company had outstanding commitments for future minimum lease payments under non-cancellable operating leases in respect of premises and land use rights in PRC, which fall due as follows:

	31.3.2010	31.12.2009
Within one year	$196,987	181,915
In the second to fifth years, inclusive	731,751	753,432
After five years	1,265,320	1,475,877
	$2,194,058	2,411,224

Operating leases relate to the Company’s manufacturing premises in PRC with a lease term of 15 years from 1 March 2007, with an option to extend the term. The Company does not have an option to purchase the leased asset at the expiry of the lease period.

(b) Capital Commitments

	31.3.2010	31.12.2009
Contracted for but not provided for Construction projects in PRC	$51,256	51,256

13.     Related Party Transactions

Amount due to related parties
	31.3.2010	31.12.2009
LAU Kin Chung, Gerald – Director	8,445	8,399
Sean Webster – Director	33,361	13,362
	41,806	21,761

The advances are unsecured, interest free and have no fixed terms of repayment. The respective parties are or were directors of the company.

14.     INCOME TAXES

No provision for HK Profits tax has been made in consolidated financial statements as the subsidiaries sustained loss for the year. The current year amount represented under provision of taxation in previous years.

No provision for PRC income tax has been made in the consolidated financial statements as the PRC subsidiary sustained loss during the year. No provision for deferred taxation has been recognized in the financial statements as the amount involved is insignificant.

No provision for US tax has been made for any of the period presented as the Group does not have any assessable profits during the period.

No deferred tax is recognized in the consolidated balance sheets as of 31, March, 2010.

15.     Share Capital

On January 15, 2010, the Company issued 500,000 shares of our common stock to the holder of a convertible debenture dated May 15, 2009 upon conversion of the principal and interest due under that convertible debenture, at a conversion price of $0.10 per share.

On February 2, 2010, the Company issued an aggregate of 2,331,955 shares of our common stock to two investors in consideration of the debt owed by our company to the investors of an aggregate principal amount of $857,000 and an aggregate amount of accrued interest in the amount of $56,893, at a price of $0.3919 per share.

On February 22, 2010, the Company issued 3,651,672 shares of our common stock to one person upon the conversion of the remaining principal ($204,940) and accrued interest ($38,626.57) due under a convertible debenture previously issued by us dated March 3, 2008, at a conversion price of $0.0667 per share.

16.     Subsequent Events

On April 28, 2010, the Company issued 160,872 shares of our common stock to the holder of a convertible debenture dated July 31, 2009 upon conversion of the principal and interest due under that convertible debenture, at a conversion price of $0.10 per share.

17.     Legal proceedings

The Company is involved in various unresolved legal actions, administrative proceedings and claims in the ordinary course of business. Although it is not possible to predict with certainty the outcome of these unresolved actions, the Company believes these unresolved legal actions will not have a material effect on its financial position or results of operation.

20

ROOTS BIOPARK LIMITED

FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2009

C O N T E N T S

Income Statement
Balance Sheet
Statement of Changes in Equity
Cash Flow Statement

(All Amounts in Hong Kong Dollars unless otherwise stated)

1

ROOTS BIOPARK LIMITED

INCOME STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	$	$

Turnover	-	-
Other income	301,599	-
Administrative expenses	(9,846)	(11,420)

PROFIT/(LOSS) BEFORE TAX	291,753	(11,420)
Income tax expense	-	-

PROFIT/(LOSS) FOR THE YEAR	291,753	(11,420)

Profit for the year represents the total comprehensive income for the year presented; accordingly, no statement of comprehensive income is presented.

2

ROOTS BIOPARK LIMITED

BALANCE SHEET
AT 31 DECEMBER 2009

	2009	2008
	$	$
NON-CURRENT ASSET
Investment in a subsidiary	25,000,000	25,000,000

CURRENT ASSET
Prepayment and other deposits	-	96

CURRENT LIABILITIES
Accruals	5,000	10,000
Amounts due to related companies	-	301,599
Amount due to an intermediate holding company	-	25,999,214
Amount due to an immediate holding company	26,013,964	-
	26,018,964	26,310,813
NET CURRENT LIABILITIES	(26,018,964)	(26,310,717)

NET LIABILITIES	(1,018,964)	(1,310,717)

EQUITY
Share capital	1	1

Accumulated losses	(1,018,965)	(1,310,718)

	(1,018,964)	(1,310,717)

3

ROOTS BIOPARK LIMITED

STATEMENT OF CHANGES IN EQUITY
YEAR ENDED 31 DECEMBER 2009

	Share	Accumulated
	capital	losses	Total
	$	$	$

Balance at 1 January 2008	1	(1,299,298)	(1,299,297)
Total comprehensive income for the year	-	(11,420)	(11,420)

Balance at 31 December 2008	1	(1,310,718)	(1,310,717)
Total comprehensive income for the year	-	291,753	291,753

Balance at 31 December 2009	1	(1,018,965)	(1,018,964)

4

ROOTS BIOPARK LIMITED

CASH FLOW STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Profit/(Loss) before tax	291,753	(11,420)

Operating profit/(loss) before working capital changes	291,753	(11,420)
Decrease in prepayment and other deposits	96	-
(Decrease)/increase in accrued expenses	(5,000)	5,000
Decrease in amount due to directors	-	(3,627,970)
Decrease in amount due to related parties	(301,599)	(1,070,942)
(Decrease)/increase in amount due to an intermediate holding company	(25,999,214)	11,481,332
Increase in amount due to an immediate holding company	26,013,964	-

Cash generated from operations	-	6,776,000

Net cash from operating activities	-	6,776,000

CASH FLOWS FROM INVESTING ACTIVITY
Capital contribution to a subsidiary	-	(6,776,000)

Net cash used in investing activities	-	(6,776,000)

NET CHANGE IN CASH AND CASH EQUIVALENTS	-	-
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	-	-

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	-	-

21

ROOTS BIOPARK LIMITED

     UNAUDITED
FINANCIAL STATEMENTS

THREE MONTH ENDED 31 MARCH 2010

C O N T E N T S

Income Statement
Balance Sheet
Statement of Changes in Equity

(All Amounts in Hong Kong Dollars unless otherwise stated)

ROOTS BIOPARK LIMITED

INCOME STATEMENT
THREE MONTH ENDED 31 MARCH

	2010	2009
	$	$

Turnover	-	-
Other income	-	-
Administrative expenses	(4,700)	-

PROFIT/(LOSS) BEFORE TAX	(4,700)	-
Income tax expense	-	-

PROFIT/(LOSS) FOR THE YEAR	(4,700)	-

Profit for the year represents the total comprehensive income for the year presented; accordingly, no statement of comprehensive income is presented.

ROOTS BIOPARK LIMITED

BALANCE SHEET
AT 31 MARCH

	2010	2009
	$	$
NON-CURRENT ASSET
Investment in a subsidiary	25,000,000	25,000,000

CURRENT ASSET
Prepayment and other deposits	-	96

CURRENT LIABILITIES
Accruals	6,250	10,000
Amounts due to related companies	-	301,599
Amount due to an intermediate holding company	-	25,999,214
Amount due to an immediate holding company	26,017,414	-
	26,023,664	26,310,813
NET CURRENT LIABILITIES	(26,023,664)	(26,310,717)

NET LIABILITIES	(1,023,664)	(1,310,717)

EQUITY
Share capital	1	1

Accumulated losses	(1,023,664)	(1,310,718)

	(1,023,663)	(1,310,717)

ROOTS BIOPARK LIMITED

STATEMENT OF CHANGES IN EQUITY
THREE MONTH ENDED 31 MARCH 2010

	Share	Accumulated
	capital	losses	Total
	$	$	$

Balance at 1 January 2009	1	(1,310,717)	(1,310,717)
Total comprehensive income for the year	-	291,753	-

Balance at 31 December 2010	1	(1,018,964)	(1,310,717)
Total comprehensive income for the
three months ended 31 March 2010	-	(4,700)	-

Balance at 31 March 2010	1	(1,023,664)	(1,310,717)

22

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2009

C O N T E N T S

Income Statement
Balance Sheet
Statement of Changes in Equity
Cash Flow Statement

(All Amounts in Hong Kong Dollars unless otherwise stated)

1

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

INCOME STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	$	$

Turnover	-	-
Administrative expenses	(10,250)	(8,550)

LOSS BEFORE TAX	(10,250)	(8,550)
Income tax expense	-	-

LOSS FOR THE YEAR	(10,250)	(8,550)

Loss for the year represents the total comprehensive income for the year presented, accordingly, no statement of comprehensive income is presented.

2

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

BALANCE SHEET
AT 31 DECEMBER 2009

	2009	2008
	$	$
CURRENT LIABILITIES
Accrued expenses	5,000	10,000
Amount due to immediate holding company	193,443	178,193

NET LIABILITIES	(198,443)	(188,193)

EQUITY
Share capital	1	1

Accumulated losses	(198,444)	(188,194)

	(198,443)	(188,193)

3

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

STATEMENT OF CHANGES IN EQUITY
YEAR ENDED 31 DECEMBER 2009

	Share	Accumulated
	capital	losses	Total
	$	$	$

Balance at 1 January 2008	1	(179,644)	(179,643)
The comprehensive income for the year	-	(8,550)	(8,550)

Balance at 31 December 2008	1	(188,194)	(188,193)
The comprehensive income for the year	-	(10,250)	(10,250)

Balance at 31 December 2009	1	(198,444)	(198,443)

4

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

CASH FLOW STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Loss before tax	(10,250)	(8,550)

Operating loss before working capital changes	(10,250)	(8,550)
(Decrease)/increase in accrued expenses	(5,000)	5,000
Increase in amount due to an immediate holding company	15,250	3,550

Net cash used in operating activities	-	-

NET CHANGE IN CASH AND CASH EQUIVALENTS	-	-
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	-	-

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	-	-

23

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

FINANCIAL STATEMENTS

THREE MONTHS ENDED 31 MARCH 2010

C O N T E N T S

Income Statement
Balance Sheet
Statement of Changes in Equity

(All Amounts in Hong Kong Dollars unless otherwise stated)

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

INCOME STATEMENT
THREE MONTH ENDED 31 MARCH

	2010	2009
	$	$

Turnover	-	-
Administrative expenses	(1,250)	-

LOSS BEFORE TAX	(1,250)	-
Income tax expense	-	-

LOSS FOR THE YEAR	(1,250)	-

Loss for the year represents the total comprehensive income for the year presented, accordingly, no statement of comprehensive income is presented.

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

BALANCE SHEET
AT 31 MARCH

	2010	2009
	$	$
CURRENT LIABILITIES
Accrued expenses	6,250	10,000
Amount due to immediate holding company	193,443	178,193

NET LIABILITIES	(199,693)	(188,193)
EQUITY
Share capital	1	1

Accumulated losses	(199,694)	(188,194)

	(199,693)	(188,193)

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

STATEMENT OF CHANGES IN EQUITY
THREE MONTH ENDED 31 MARCH 2010

	Share	Accumulated
	capital	losses	Total
	$	$	$

Balance at 31 December 2008	1	(188,194)	(188,193)
The comprehensive income for the year	-	(10,250)	-

Balance at 31 December 2009	1	(198,444)	(188,193)
The comprehensive income for the
three months ended 31 March 2010	-	(1,250)	-

Balance at 31 March 2010	1	(199,694)	(188,193)

24

JIANGMEN ROOTS BIOPACK LIMITED

(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2009

Income Statement
Balance Sheet
Statement of Changes in Equity
Cash Flow Statement

(All amounts in Renminbi unless otherwise stated)

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

INCOME STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	RMB	RMB

TURNOVER	5,219,920	2,320,909
Cost of sales	(5,389,287)	(3,664,894)

Gross loss	(169,367)	(1,343,985)
Bank interest income	98	1,284
Other income	181,614	2,000,000
Distribution cost	(143,304)	(58,269)
Administrative expenses	(5,364,732)	(3,154,677)

LOSS BEFORE INCOME TAX	(5,495,691)	(2,555,647)
Income tax expense	-	-

LOSS FOR THE YEAR	(5,495,691)	(2,555,647)

Profit for the year represents the total comprehensive income for the year presented, accordingly, no statement of comprehensive income is presented.

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

BALANCE SHEET
AT 31 DECEMBER 2009

	2009	2008
	RMB	RMB
NON-CURRENT ASSETS
Plant and equipment	14,421,376	14,057,877
Construction in progress	759,254	1,186,113

	15,180,630	15,243,990
CURRENT ASSETS
Inventories	684,361	2,562,097
Trade receivables	-	408,889
Prepayment and other receivables	1,200,653	2,266,231
Cash and cash equivalents	1,219	11,553
	1,886,233	5,248,770

CURRENT LIABILITIES
Trade payables	1,169,266	1,055,421
Accrual and other payables	1,523,291	1,591,892
Amount due to a director	57,064	53,000
Amount due to a group company	8,435,106	6,414,620
	11,184,727	9,114,933
NET CURRENT LIABILITIES	(9,298,494)	(3,866,163)

NET ASSETS	5,882,136	11,377,827

EQUITY
Paid up capital	24,192,393	24,192,393
Accumulated losses	(18,310,257)	(12,814,566)

TOTAL EQUITY	5,882,136	11,377,827

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

STATEMENT OF CHANGES IN EQUITY
YEAR ENDED 31 DECEMBER 2009

	Paid up	Accumulated
	capital	losses	Total
	RMB	RMB	RMB

Balance at 1 January 2008	17,995,048	(10,258,919)	7,736,129
Capital injection	6,197,345	-	6,197,345
Loss for the year	-	(2,555,647)	(2,555,647)

Balance at 31 December 2008	24,192,393	(12,814,566)	11,377,827
Loss for the year	-	(5,495,691)	(5,495,691)

Balance at 31 December 2009	24,192,393	(18,310,257)	5,882,136

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

CASH FLOW STATEMENT
YEAR ENDED 31 DECEMBER 2009

	2009	2008
	RMB	RMB
Cash flows from operating activities
Loss before tax	(5,495,691)	(2,555,647)
Adjustments for:-
Depreciation	1,439,222	402,376
Loss on disposal of plant and equipment	-	7,285
Provision for obsoleted inventories	179,469	67,119
Gain on reversal of provision for breach of purchase agreement of land	-	(2,000,000)
Interest income	(98)	(1,284)

Operating loss before working capital changes	(3,877,098)	(4,080,151)
Decrease/(increase) in inventories	1,698,267	(2,203,866)
Decrease/(increase) in trade receivables	408,889	(408,889)
Decrease/(increase) in prepayment and other receivables	1,065,578	(821,435)
Increase in trade payables	113,845	1,055,421
(Decrease)/increase in accrual and other payables	(68,601)	999,237
Increase in amount due to a director	4,064	-

Net cash outflow from operating activities	(655,056)	(5,459,683)

Cash flows from investing activities
Purchase of plant and equipment	(1,267,138)	(1,076,457)
Additions of construction in progress	(108,724)	(4,072,536)
Interest received	98	1,284

Net cash used in investing activities	(1,375,764)	(5,147,709)

	(2,030,820)	(10,607,392)

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

CASH FLOW STATEMENT
YEAR ENDED 31 DECEMBER 2009
(CONTINUED)

	2009	2008
	RMB	RMB
Cash flows from financing activities
Increase in amount due to a group company	2,020,486	4,164,620
Capital injection	-	6,197,345

Net cash from financing activities	2,020,486	10,361,965

NET DECREASE IN CASH AND CASH EQUIVALENTS	(10,334)	(245,427)
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	11,553	256,980

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	1,219	11,553

25

JIANGMEN ROOTS BIOPACK LIMITED

(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

FINANCIAL STATEMENTS

THREE MONTHS ENDED 31 MARCH 2010

Income Statement
Balance Sheet
Statement of Changes in Equity

(All amounts in Renminbi unless otherwise stated)

1

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

INCOME STATEMENT
THREE MONTHS ENDED 31 MARCH

	2010	2009
	RMB	RMB

TURNOVER	170,634	1,475,135
Cost of sales	(251,946)	(2,214,101)

Gross loss	(81,312)	(738,966)
Bank interest income	-	-
Other income	-	-
Distribution cost	(55,733)	(18,245)
Administrative expenses	(1,270,394)	(578,556)

LOSS BEFORE INCOME TAX	(1,407,439)	(1,335,767)
Income tax expense	-	-

LOSS FOR THE YEAR	(1,407,439)	(1,335,767)

Profit for the year represents the total comprehensive income for the year presented, accordingly, no statement of comprehensive income is presented.

2

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

BALANCE SHEET
AT 31 MARCH

	2010	2009
	RMB	RMB
NON-CURRENT ASSETS
Plant and equipment	14,233,974	14,027,072
Construction in progress	759,254	1,194,837

	14,993,228	15,221,909
CURRENT ASSETS
Inventories	457,324	2,188,572
Trade receivables	-	243,008
Prepayment and other receivables	1,137,076	2,275,025
Cash and cash equivalents	165,607	16,189
	1,760,007	4,722,794

CURRENT LIABILITIES
Trade payables	1,117,113	997,832
Accrual and other payables	1,419,098	1,585,066
Amount due to a director	57,064	53,000
Amount due to a group company	9,685,262	7,266,745
	12,278,537	9,902,643
NET CURRENT LIABILITIES	(10,518,530)	(5,179,849)

NET ASSETS	4,474,698	10,042,060

EQUITY
Paid up capital	24,192,393	24,192,393
Accumulated losses	(19,717,695)	(14,150,333)

TOTAL EQUITY	4,474,698	10,042,060

3

JIANGMEN ROOTS BIOPACK LIMITED
(ESTABLISHED IN THE PEOPLE’S REPUBLIC OF CHINA)

STATEMENT OF CHANGES IN EQUITY
THREE MONTHS ENDED31 MARCH 2010

	Paid up	Accumulated
	capital	losses	Total
	RMB	RMB	RMB

Balance at 1 January 2009	24,192,393	(12,814,566)	11,377,827
Loss for the year	-	(5,495,691)	(5,495,691)

Balance at 1 January 2010	24,192,393	(18,310,257)	5,882,136
Loss for the three months ended 31 March 2010	-	(1,407,439)	(1,407,439)

Balance at 31 March 2010	24,192,393	(19,717,696)	4,474,697

26

Interest of Certain Persons in Matters to Be Acted Upon

Except as disclosed below, no director or executive officer of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the special meeting.

Mr. Gerald Lau, President and Chief Executive Officer of our company and a director of our company and RBL, personally guaranteed the Loans. Under the Share Purchase Agreement, the Loans will be set-off and Mr. Lau will be released from his personal guarantee of the Loans.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single copy of proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single copy of proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement, or if you are receiving multiple copies of proxy statement and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

We have historically not held annual meetings of stockholders and if we decide to hold an annual meeting of stockholders, the deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

27

Other Matters

Our board of directors does not intend to bring any other business before the special meeting, and so far as is known to our board of directors, no matters are to be brought before the special meeting except as specified in the notice of the special meeting. If any other matters are properly brought before the special meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

Gerald Lau
President, Chief Executive Officer and Director
<>, 2010

28

SCHEDULE “A”

SHARE PURCHASE AGREEMENT

Execution Copy

DATED 9TH July, 2010

BIOPACK ENVIRONMENTAL LIMITED
as Vendor

and

WELL TALENT TECHNOLOGY LIMITED
as Purchaser

SHARE PURCHASE AGREEMENT
IN RELATION TO
ROOTS BIOPARK LIMITED
AND

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

Tso Au Yim & Yeung,
Solicitors
5th Floor, Ka Wah Bank Centre
232 Des Voeux Road Central
Hong Kong

Telephone: (852) 2537 3780
Fax: (852) 2537 3477
Ref: BT/1006917/COM

DATE: the 9th day of July, 2010

PARTIES:

(1)

BIOPACK ENVIRONMENTAL LIMITED, a company incorporated in Hong Kong with company number 1010385 whose registered office is situate at Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (“the Vendor”); and

(2)

WELL TALENT TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands with company number 1048655 whose registered office is situate at Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“the Purchaser”).

RECITALS:

A.	The Vendor is the wholly-owned subsidiary of Starmetro Group Limited (“SMG”), a Company formed under the laws of the British Virgin Islands.

B.

SMG is the wholly-owned subsidiary of Biopack Environmental Solutions Inc. (“BESI”), a corporation formed under the laws of the State of Nevada, USA, which has a class of shares registered with the Securities and Exchange Commission pursuant to Section 12(g) of the U.S. Securities Exchange Act of 1934.

C.	BESI’s common shares are listed for quotation on the Over the Counter Bulletin Board operated by the Financial Industry Regulatory Authority.

D.

The Vendor has a wholly owned subsidiary named Roots Biopack (Intellectual Property) Limited, a company incorporated in Hong Kong with company number 966827 whose registered office is situate at Room1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (“RBIPL”).

E.

The Vendor has another wholly owned subsidiary named Roots Biopark Limited, a company incorporated in Hong Kong with company number 1024672 whose registered office is situate at Unit 390, 3rd Floor, Peninsula Centre, 67 Mody Road, Tsimshatsui East, Kowloon, Hong Kong (“RBL”).

F.

Jiangmen Roots Biopack Ltd ( 江門市活思環保包裝製品有限公司)(“JRBL”), a company formed under the laws of the Peoples Republic of China (“PRC”) whose legal address is situate at 江門市杜阮鎮亭園羊角坑工業區3號, is the wholly-owned subsidiary of RBL.

G.	JRBL leases a factory in Jiangmen, Guangdong Province, PRC.

H.

RBL, JRBL and RBIPL are engaged in the business of developing, manufacturing, distributing and marketing bio-degradable food containers and disposable industrial packaging for consumer products under the brand name “Roots Biopack”.

I.	The Purchaser has advanced two sums of HK$2,000,000 each to the Vendor on 22nd April, 2010 and 3rd June, 2010 respectively by way of loan (approximately U.S. $516,129.03 @HK$7.75) (the “Loans”).

J.	Lau Kin Chung, alias, Gerald Lau (the “Guarantor”), a director of BESI and RBL, has personally guaranteed repayment of the Loan.

K.

The Purchaser wishes to purchase all of the issued and outstanding shares (collectively, the “Sale Shares”) of RBL and RBIL (which, together with RBL’s subsidiary JRBL may hereinafter be collectively referred to as the “Target Group”) and the outstanding shareholder’s loans advanced to RBTL and RBIL (collectively, the “Shareholder’s Loans”) and the Vendor desires to sell the Sale Shares and the Shareholder’s Loan to the Purchaser and after extensive negotiation, the Parties have agreed on the terms and conditions for the sale and purchase of the Sale Shares and the Shareholder’s Loan as set out below.

TERMS AGREED:

1.	Definitions and Interpretation

1.1	In this Agreement where the context so admits the following words and expressions shall have the following meanings:

“Accounting Date”	31st December, 2009 ;

“Accounts”

the audited financial statements of all the companies within the Target Group : (i) as at, and for the year ended on, the Accounting Date (such financial statements comprising an income statement, a balance sheet, a statement of changes in equity, a cash flow statement, notes and directors’ and auditors’ report); (ii) as at, and for the year ended on, 31st December, 2009 (such financial statements comprising an income statement, a balance sheet, a statement of changes in equity, a cash flow statement, notes and directors’ and auditors’ report); and (iii) as at, and for the year ended on, 31st December, 2009 (such financial statements comprising an income statement, a balance sheet, a statement of changes in equity, a cash flow statement, notes and directors’ and auditors’ report);

“Advisors	The professional advisors and consultants retained by the Purchaser to advise on the transaction herein including but not limited to legal advisors, consultants, bankers and financial advisors;

“BESI”	Biopack Environmental Solutions Inc.;

“Board”	the board of directors of the Company for the time being;

“Business Day”	a day (other than a Saturday or Sunday) on which banks are open for business in Hong Kong;

“company”	any company or body corporate wherever incorporated;

“Companies Ordinance”	the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

“Completion”	completion of the sale and purchase of the Sale Shares and the Shareholder’s Loans as specified in Clause 6;

“Completion Date”	15th September, 2010 (or such later date as the Purchaser and Vendor may agree in writing);

“Conditions Precedent”	the conditions precedent specified in Clause 5;

“Consideration”	the consideration for the Sale Shares and the Shareholder’s Loans specified in Clause 3;

“Current Properties”

all land and premises currently leased or used by any of the company within the Target Group or under the present occupation or control of any of the company within the Target Group short particulars of which are set out in Schedule 5;

“Deed of Assignment”	the deed in the form set out in Schedule 7;

“Deed of Indemnity”	the deed in the form set out in Schedule 8;

“Directors”	the persons listed as directors of any of the company within the Target Group in Schedules 1, 2 and 3;

“Disclosure Letter”	the letter of even date to this Agreement from the Vendor to the Purchaser in the approved terms;

“Distribution and Sales Agreement”	the distribution and sales agreement in the form set out in Schedule 11 to be entered into between the Vendor and the Purchaser;

“Due Diligence Exercise”

the due diligence exercise on the legal, accounting, financial and business affairs of each of the company within the Target Group and their respective assets to be conducted by the Advisors as specified in Clause 4;

“Environment”

all or any of the following media, namely, the air, water and land (including ambient air, surface water, ground water, soils, land surface and subsurface strata); and the medium of air includes the air within buildings and the air within other natural or man-made structures above or below ground;

“Environmental Law”

all and any laws, common law, statutes, directives, regulations, notices, standards having force of law, codes of practice, guidance notes, by-laws, judgments, decrees or orders whether of Hong Kong or any other relevant jurisdiction, relating to pollution, contamination or protection of the Environment or to the storage, labelling, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of Hazardous Substances;

“Guarantor”	Mr. Lau Kin Chung ,alias, Gerald Lau, a director of BESI and RBL, who has personally guarantee to the Purchaser on the Loans;

“Hazardous Substances”

all substances of whatever description which may cause or have a harmful effect on the Environment or the health of man or any other living organism including all poisonous, toxic, noxious, dangerous and offensive substances;

“Hong Kong”	the Hong Kong Special Administrative Region of PRC;

“Intellectual Property”

includes patents, knowhow, trade secrets and other confidential information, registered designs, copyrights, performer’s rights, Internet domain names of any level, plant variety rights, design rights, rights in circuit layouts, topography rights, trade marks, service marks, business names, registrations of, applications to register and rights to apply for registration of any of the aforesaid items, rights in the nature of any of the aforesaid items in any country, rights in the nature of unfair competition rights and rights to sue for passing off;

“JRBL”	Jiangmen Roots Biopack Limited (江門市活思環保包裝製品有限公司);

“Leases”

all the leases, sub-leases, tenancy agreements, sub- tenancy agreements, licences or other documents (including any options for extension relating thereto) granted or agreed to be granted to any of the company within the Target Group or pursuant to which any company within the Target Group holds or occupies any property (real or personal), details of which are set out in Schedule 5;

“Loans”	the total sum of HK$4,000,000 advanced by the Purchaser to the Vendor on 22 April, 2010 and 3rd June, 2010 by way of loans;

“Management Accounts”

the unaudited balance sheet of all the companies within the Target Group as at 31st March, 2010 and the unaudited income statement of the companies within the Target Group for the period commencing from the day immediately following the Accounting Date and ending on 31st march, 2010 and certified as true and correct by the Directors,, copies of which are annexed to the Disclosure Letter;

“MPFS Ordinance”	the Mandatory Provident Fund Schemes Ordinance (Chapter 485 of the Laws of Hong Kong);

“Parties”	the named parties to this Agreement;

“PRC”	the People’s Republic of China but excluding, for the purposes of this Agreement, Hong Kong, Macau and Taiwan;

‘Purchaser”	Well Talent Technology Limited;

“Purchaser’s Solicitors”	Tso Au Yim & Yeung, Solicitors of 5th Floor, Ka Wah Bank Centre, 232 Des Voeux Road Central, Hong Kong;

“RBIPL”	Roots Biopack (Intellectual Property) Limited;

“RBIPL IP Rights”	The Intellectual Properties and all rights appertaining thereto owned by RBIPL as specified in Schedule 10;

‘RBL”	Roots Biopark Limited;

“Sale Shares”	the shares in the capital of RBIPL and RBL listed in Schedule 4, comprising the entire issued share capital of the RBIPL and RBL;

“Shareholder’s Loans	The shareholder’s loan in the sum of HK$26,017,413.91 advanced by the Vendor to RBL and the shareholder’s loan of HK$193,442.256 advanced by the Vendor to RBIPL as stated in the Management Accounts;

“SMG”	Starmetro Group Limited;

“Target Group”	RBIPL, RBL and JRBL or any one or more of them;

“Tax”

all forms of taxation, estate duties, deductions, withholdings, customs duties, imposts, levies, fees, charges, social insurance contributions, social security contributions and rates imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, federal or other body in Hong Kong, the PRC or elsewhere and any interest, additional taxation, penalty, surcharge or fine in connection therewith;

“Vendor”	Biopack Environmental Limited;

“Warranties”	the representations, warranties and undertakings contained or referred to in Clause 8 and Schedules

8;

“HK$”	Hong Kong dollars, the lawful currency of Hong Kong; and

“RMB”	Renminbi, the lawful currency of PRC;

“US$”	United States dollars, the lawful currency of the United States of America.

1.2

Save where the context otherwise requires or as otherwise expressly defined in this Agreement, words and phrases the definitions of which are contained or referred to in the Companies Ordinance shall be construed as having the meaning thereby attributed to them.

1.3

Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to Sections of consolidating legislation shall, wherever necessary or appropriate in the context, be construed as including references to the Sections of the previous legislation from which the consolidating legislation has been prepared.

1.4

References in this Agreement to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The Recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

1.5	Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6	The expression “the Vendor” includes its successors and permitted assigns, and the expression “the Purchaser” includes its successors and assigns.

1.7

References to “persons” shall include individuals, bodies corporate, unincorporated associations, partnerships, limited liability companies, trusts, joint ventures, labor unions and all other entities (whether or not having separate legal personality).

1.8	References to writing shall include any methods of producing or reproducing words in a legible and non-transitory form.

1.9	The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.10	All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.11

A document expressed to be “in the approved terms” means a document the terms of which have been approved by or on behalf of the Purchaser and the Vendor and a copy of which has been signed for the purposes of identification by or on behalf of the Purchaser and the Vendor.

1.12	In construing this Agreement:

1.12.1

the rule known as the ejusdem generis rule shall not apply and, accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

1.12.2	the words “include,” “includes,” “including” and words of similar import do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”;

1.12.3	general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.	Sale of Sale Shares and the Shareholder’s Loans

2.1

Subject to the terms of this Agreement, the Vendor shall sell as registered holder and beneficial owner and the Purchaser shall purchase, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including all rights to any dividend or other distribution declared, made or paid after the Completion Date, other than as expressly provided in this Agreement, the number of Sale Shares set out in Schedule 4 and the amount of the Shareholder’s Loans set out in the Management Accounts.

3.	Consideration

3.1	The total consideration payable for the Sale Shares and the Shareholder’s Loans shall be Hong Kong Dollars Six Million and Eighty Thousand Only (HK$6,800,000).

3.2

The Consideration shall be payable on Completion in accordance with Clause 6 of which HK$2,800,000 shall be by way of cash payment and HK$4,000,000 shall be by way of set-off with the Loans and the irrevocable and unconditional release of the Guarantor.

4.	Proof Of Title And Due Diligence Exercise

4.1

The Vendor shall at its own expenses prove and show that the Vendor has good title to the Sale Shares and the Shareholder’s Loans and shall at the like expense make and furnish to the Purchaser such deeds or documents as may be reasonably necessary to prove such title.

4.2

The Vendor undertakes to exercise its commercially reasonable endeavours and at its own costs to assist and facilitate the Purchaser to carry out financial, legal and regulatory due diligence exercise on the affairs of each of the company within the Target Group including but not limited to the financial, contractual, taxation, assets, liabilities, employment and trading position of the Target Group by providing and supplying to the Advisors and/or shall permit the Advisors (or any person authorized by the Purchaser) to have access (together with the right to take copies), or provide the Advisors with response, to the following :-

4.2.1	all books, accounts, accounting records, ledgers, financial records, bank accounts passbooks and statements, books of account, check books and check stubs or counterfoils of the Target Group;

4.2.2	tax returns together with related correspondence and correspondence with any statutory, governmental, state, provincial, local or municipal authority whatsoever of the Target Group;

4.2.3

all the statutory books, and other books and records (written up to but excluding the Completion Date) and the certificate of incorporation, certificate of incorporation on change of name, business registration certificate(s), copies of Memorandum and Articles of Association or bye-laws, unused share certificate, and all minutes, resolutions and records of or relating to the Target Group;

4.2.4	all insurance policies, contracts, guarantee, agreements and deeds to which the Target Group is a party;

4.2.5

all information, documents, deeds, contracts, books, records and correspondence of or relating to the Sale Shares, the Target Group, the business, operations and employment matters of the Target Group and this Agreement as may be reasonably required by the Purchaser;

4.2.6	all other information, documents and records showing ownership of the assets of the Target Group;

4.2.7	any other information as may reasonably be requested by the Purchaser in writing from time to time.

4.3

Unless otherwise stated herein, the Vendor hereby agrees and declares that all the information, documents, records, deeds, correspondence or supplied to the Purchaser, shall form and be deemed to be representations made to the Purchaser and shall form part of the Warranties that all the information, documents, records, deeds, correspondence supplied to the Purchaser and to the best knowledge and belief of the Vendor without independent inquiry and in the absence of gross negligence on the part of the Vendor, the contents therein are true and accurate and not misleading in any material respect.

5.	Conditions Precedent

5.1	The sale and purchase of the Sale Shares and the Shareholder’s Loans is conditional upon the satisfaction of the following conditions precedent:

	5.1.1	the Purchaser is satisfied with the result of the Due Diligence Exercises over the Target Group;

5.1.2

the Purchaser having obtained legal advice in form and substance acceptable to the Purchaser from a lawyer qualified to practise and advise on the PRC law confirming that all aspects of the transaction relating to the sale and purchase of the Sale Shares and the Shareholder’s Loans and the Completion thereof will comply with all applicable laws and regulations of the PRC and that RBL has legal and beneficial ownership of all the equity interest of JRBL and JRBL is in legal existence and of goodstanding and has obtained all regulatory approval to carry on its business and is the legal and beneficial owner of all its assets;

	5.1.3	the shareholders and directors of the Vendor, SMG and BESI having approved the signing of this Agreement and the sale and purchase of the Sale Shares thereunder;

5.1.4

the Warranties (subject to all qualifications and exceptions contained in the Warranties relating to materiality, material adverse effect or words of similar import) remaining true and accurate and not misleading in any material respect at Completion as if repeated at Completion and at all times between the date of this Agreement and Completion;

5.1.5

the Vendor having complied fully in all material respects with all of the covenants and agreements (subject to all qualifications and exceptions contained in such covenants and agreements relating to materiality, material adverse effect or words of similar import) required to be performed by it under this Agreement;

5.1.6

all necessary consents being granted by third parties (including any governmental or official authorities) and no statute, regulation or decision which would prohibit, restrict or materially delay the sale and purchase of the Sale Shares or the operation of any of the company within the Target Group after Completion having been proposed, enacted or taken by any governmental or official authority;

5.1.7

all notices in connection with the sale and purchase of the Sale Shares and the Shareholder’s Loans (including with or to governmental or official authorities and third parties), as the Purchaser deems necessary or appropriate having been published or delivered and the expiration (or waiver) of applicable waiting periods in connection therewith;

5.1.8

the Target Group having received the consent, in form and substance satisfactory to Purchaser, to the purchase of the Sale Shares by the Purchaser by each landlord or other reversioner to any Lease of Current Property (if so required); and

	5.1.9	The Vendor entering into the Distribution and Sales Agreement with the Purchaser.

5.2

Except for Clauses 5.1.3 and 5.1.9 above, the Purchaser may waive all or any of the Conditions Precedent specified in Clause 5.1 above at any time by notice in writing to the Vendor, provided that no such waiver shall limit or preclude Purchaser’s right to assert a claim pursuant under this Agreement.

5.3

The Vendor and the Purchaser (to the extent that it is reasonably able) shall use their commercially reasonable endeavours to procure the fulfilment of the Conditions Precedent as promptly as practicable following the date of this Agreement.

5.4

In the event that any of the Conditions Precedent shall not have been fulfilled (or waived pursuant to Clause 5.2 prior to 15th September, 2010 then, unless the Parties amend this Agreement in writing in accordance with the terms hereof, neither the Purchaser nor the Vendor shall be bound to proceed with the purchase or sale, as the case may be, of the Sale Shares and the Shareholder’s Loans and this Agreement shall cease to be of any effect except Clauses 9 and 11 which shall remain in force and save in respect of claims arising out of any antecedent breach of this Agreement.

5.5

In the event that the Purchaser shall give notice in writing of satisfaction of, or shall waive, the Conditions Precedent contained in Clause 5.1 such notice or waiver shall not imply that the Purchaser is not relying on the Warranties but rather only that it is prepared, in reliance upon the Warranties and such comfort, if any, as it has taken from its investigations, to proceed with the transaction.

5.6

Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to require the Purchaser to agree to, or proffer to, divest or hold separate any assets or any portion of any business of the Purchaser or the Target Group as a condition to, or term of, the Completion.

6.	Completion

6.1

Subject to the provisions of Clause 5, Completion shall take place on the Completion Date at the offices of the Purchaser’s Solicitors when all (but not some only) of the events described in this Clause 6 shall occur.

6.2	At Completion, the Vendor shall:

	6.2.1	deliver to the Purchaser:

		6.2.1.1	duly executed transfers and sold notes in respect of all of the Sale Shares in favour of the Purchaser or its nominee(s) together with the relative share certificates;

		6.2.1.2	such waivers or consents as the Purchaser may require to enable the Purchaser or its nominees to be registered as holders of any of the Sale Shares;

		6.2.1.3	the Deed of Assignment duly executed by the Vendor, RBL and RBIPL;

		6.2.1.4	the Deed of Indemnity duly executed by the Vendor and the Target Group;

		6.2.1.5	the Leases and all other relevant deeds, documents and correspondence relating to the Current Properties;

6.2.1.6

all the statutory and other books and records (including financial records) duly written up to date of the Target Group and its certificate of incorporation, current business registration certificate, common seal and any other papers and documents of the Target Group in its possession or under its control;

		6.2.1.7	written confirmation in the approved terms that none of the Vendor, or Directors is aware of any matter or thing which is a breach of or inconsistent with any of the Warranties;

6.2.1.8

letters of resignation in the approved terms from each of the Directors and the secretary of the Target Group, such resignations to take effect from close of the meeting of the Board referred to in Clause 6.2.2;

6.2.1.9

a duly executed release under seal, in the approved terms, releasing the Target Group from any liability whatsoever (whether actual or contingent) which may be owing to the Vendor by the Target Group at Completion;

6.2.1.10

irrevocable powers of attorney (in such form as the Purchaser may require) executed under seal by each of the holders of the Sale Shares in favour of the Purchaser or such person(s) as may be nominated by the Purchaser to enable the Purchaser or its nominees (pending registration of the said transfers) to act generally in respect of the Sale Shares and to execute all voting and other rights attaching to the Sale Shares and to appoint proxies for that purpose; and

6.2.1.11

evidence that all of the insurance policies of the Target Group insuring the Target Group, the Current Properties, the Target Group’s assets or otherwise for the benefit of the Target Group, other than those policies identified by the Purchaser in writing not less than three (3) Business Days prior to the Completion Date, are or will be terminated effective as of the Completion.;

6.2.2

cause such persons as the Purchaser may nominate to be validly appointed as directors of the companies within the Target Group and upon such appointment forthwith cause the Directors and the secretary of the companies within the Target Group to resign from their respective offices and as employees, each delivering to the Purchaser a letter under seal in the form set out in Schedule 6 acknowledging that the person so retiring has no claim outstanding for compensation or otherwise;

6.2.3

procure revocation of all authorities to the bankers of the Target Group relating to bank accounts and procure the giving of authority to such persons as the Purchaser may nominate to operate the same;

6.2.4	cause the Directors to hold a meeting of the Board at which the Directors shall pass resolutions in the approved terms (inter alia) to:-

	6.2.4.1	approve the registration of the Purchaser or its nominees as members of the Target Group subject only to the production of duly stamped and completed transfers in respect of the Sale Shares;

	6.2.4.2	approve and authorise the execution by the Target Group of the Deed of Assignment and the Deed of Indemnity;

6.3	At Completion, the Purchaser shall:

	6.3.1	pay the sum of HK$2,800,000 to the Vendor;

	6.3.2	pay the balance of the Consideration being HK$4,000,000 by way of set-off of all the amount due under the Loans ;

	6.3.3	deliver to the Vendor a certificate stating that the Loans have been repaid in full;

	6.3.4	release the Guarantor from his obligations over the Loans;

	6.3.5	deliver to the Vendor a counterpart Deed of Assignment duly executed by the Purchaser; and

	6.3.6	deliver to the Vendor a counterpart Deed of Indemnity duly executed by the Purchaser.

6.4	Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of Clause 6.2.1 are not complied with by the Vendor on the Completion Date the Purchaser may:

	6.4.1	defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this Clause 6.4.1 shall apply to Completion as so deferred); or

	6.4.2	proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

	6.4.3	rescind this Agreement.

7.	Restriction of Vendor

7.1

The Vendor undertakes with the Purchaser (for itself and as trustee for the Target Group) that, except with the consent in writing of the Purchaser it will not at any time after the Completion in relation to any trade, business or company use a name or trade mark including the word “Roots” or “Roots Biopack” or “Roots Biopark”or their Chinese equivalent or any words or symbols confusingly similar thereto in such a way as to be capable of or likely to be confused with the name or any trade mark of the Target Group and shall use its best endeavours to procure that no such name or trade mark shall be used by any person, firm or company with which it is connected.

7.2

While the restrictions contained in this Clause 7.1 are considered by the Parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

7.3

The Parties acknowledge that any violation of any term of this Clause 7.1 may cause irreparable injury to the Purchaser. Therefore, the Vendor agrees that the Purchaser shall be entitled, in addition to any remedies it may have under this Agreement or at law, to injunctive and other equitable relief to prevent or curtail any breach of this Clause 7.1.

7.4

The restrictions contained in Clause 7.1 above shall be without prejudice to performance by and shall not limit the restrictions on any person under the terms of agreements entered into pursuant to this Agreement.

8.	Warranties

8.1	The Vendor represents, warrants and undertakes to and with the Purchaser that each of the statements set out in Schedule 9 is now and will at Completion be true and accurate.

8.2

The Warranties are given subject to matters fully, fairly and specifically disclosed in the Disclosure Letter but no other information relating to the Target Group of which the Purchaser has knowledge (actual or constructive) and no investigation by or on behalf of the Purchaser shall prejudice any claim made by the Purchaser under the Warranties or operate to reduce any amount recoverable, and liability in respect thereof shall not be confined to breaches discovered before Completion. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is accepted as such by the Purchaser and is expressly referred to in the Disclosure Letter.

8.3	The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement.

8.4

Without restricting the rights of the Purchaser or otherwise affecting the ability of the Purchaser to claim damages on any other basis available to it, in the event that any of the Warranties in this Clause 8 or in Schedule 9 is broken or (as the case may be) proves to be untrue or misleading (subject to all qualifications and exceptions contained in the Warranties or such covenant or undertaking relating to materiality, material adverse effect or words of similar import), the Vendor shall, on demand, pay to the Purchaser or, at the Purchaser’s direction, the Target Group:

8.4.1

the amount necessary to put the Target Group into the position which would have existed if such Warranties had not been broken or (as the case may be) had been true and not misleading or such covenants and undertakings had been fully performed and satisfied; and

8.4.2

all costs and expenses incurred by the Purchaser and/or the Target Group in connection with or as a result of such breach and any costs (including reasonable legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser claims that any of such Warranties has been broken or is untrue or misleading in which the Purchaser is the prevailing party or (ii) the enforcement of any settlement of, or order or judgment in respect of, such claim.

8.5

Where any statement in the Warranties or any confirmation or certificate given by the Vendor hereunder or pursuant hereto is qualified by the expression “so far as the Vendor is aware” or “to the best of the Vendor’s knowledge and belief” or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due enquiry.

8.6

The Vendor shall procure that (save only as may be necessary to give effect to this Agreement) neither they nor the Target Group shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.

8.7

The Vendor hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement and before Completion which:-

	8.7.1	constitutes a breach of or is inconsistent with any of the Warranties;

	8.7.2	constitutes a breach of or is inconsistent with any of the covenants or undertakings by the Vendor as are set out herein; or

	8.7.3	has, or is likely to have, a material adverse effect on the financial position or prospects of the Target Group.

8.8

In the event of its becoming apparent on or before Completion that the Vendor is in breach of any of the Warranties or any other term of this Agreement (subject to all qualifications and exceptions contained in the Warranties or such other term relating to materiality, material adverse effect or words of similar import) in any material respect the Purchaser may (without any liability on its part) rescind this Agreement by notice in writing to the Vendor’s Solicitors.

8.9

The Vendor shall give to the Purchaser and the Purchaser’s Solicitors and Advisors both before and after Completion all such information and documentation relating to the Target Group as the Purchaser shall reasonably require to enable it to satisfy itself as to the accuracy and due observance of the Warranties.

8.10	The benefit of the Warranties may be assigned in whole or in part and without restriction by the person for the time being entitled thereto.

9.	Restriction on Announcements

Each of the Parties undertakes that prior to Completion it will not (save as required by law or by any securities exchange or any supervisory or regulatory body to whose rules any of the Parties is subject) make any announcement in connection with this Agreement unless the other Parties shall have given their respective consents to such announcement (which consents may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions). Notwithstanding the foregoing, BESI, its directors, officers, employees, agents, advisors and other duly authorised representatives may make necessary disclosure in connection with this Agreement, public or otherwise, as is required by the U.S. Securities Exchange Act of 1934 or any other applicable laws, or by the U.S. Securities and Exchange Commission or any other applicable securities regulators, without the consent of Any Party.

10.	Pre-Completion Obligations

10.1

The Vendor shall procure that, from the date of this Agreement until Completion, except as otherwise permitted or required by this Agreement or with the prior written consent of the Purchaser, the Target Group will:-

10.1.1

conduct its business in the ordinary course of business and substantially in the same manner as presently operated and use reasonable commercial efforts to maintain the Target Group’s assets and relationships with other persons as a going concern;

10.1.2

duly and timely file or cause to be filed all reports and returns required to be filed with any governmental or official authority and promptly pay or cause to be paid when due all Taxes, unless diligently contested in good faith by appropriate proceedings; and

10.1.3	manage its working capital in a manner consistent with past practice, including paying outstanding obligations as they become due and in accordance with their terms.

10.2	The Vendor shall procure that, from the date of this Agreement until Completion, the Target Group shall not, without the prior written consent of the Purchaser:-

10.2.1	enter into or vary any contract nor assume any liability which is outside the ordinary or proper course of its business or which is long term, unusual or onerous;

10.2.2	enter into any capital commitment (whether by way of purchase, lease, hire purchase or otherwise);

10.2.3	make any change in the nature, scope or organisation of its business nor dispose of the whole of its undertaking or property or a substantial part thereof;

10.2.4

acquire or form any subsidiary nor acquire any shares in any company nor acquire the whole or any substantial part of the undertakings, assets or business of any other company or any firm or person or enter into any joint venture or partnership with any other person;

10.2.5	make any loans or grant any credit (other than credit given in the normal course of trading and advances made to employees against expenses incurred by them on its behalf);

10.2.6	borrow any money or make any payments out of or drawings on its bank accounts (except routine payments in the ordinary course of business);

10.2.7	enter into any guarantee, indemnity or surety;

10.2.8	make any changes in the terms of employment of any of its employees or in any arrangements with its consultants (except routine increases in compensation payments in the ordinary course of business);

10.2.9

change (or announce to employees any proposal to change) the terms of the Target Group’s participation in any scheme of the MPF Ordinance, or fail to make any contribution (or other payment) which is required of it under the MPF Ordinance, or fail to meet any obligation of any kind whatsoever under the MPF Ordinance;

10.2.10	acquire or dispose of or grant any option or right of pre-emption in respect of any material asset or any interest nor give nor receive any service otherwise than at market value;

10.2.11	acquire or dispose of any freehold or leasehold property or grant any lease or third party right in respect of any of the Current Properties;

10.2.12	acquire or dispose of any asset or property with a value of HK$50,000 or above;

10.2.13	enter into any leasing, hire purchase agreement or any agreement or arrangements for payment on deferred terms, other than in the ordinary course of business;

10.2.14	grant or enter into any licence, franchise or other agreement or arrangement concerning any part of its name, trading names or know-how;

10.2.15	declare, make or pay any dividend or distribution;

10.2.16	except to the extent necessary to fulfil the Vendor’s obligations under Clause 8, permit any of its insurances to lapse or do anything which would make any policy of insurance void or voidable;

10.2.17	make any charitable donations to any person;

10.2.18	make any payments to the Vendor unless in the ordinary course of business as disclosed in the Disclosure Letter; or

10.2.19	agree, conditionally or otherwise, to do any of the foregoing.

10.3

Save as expressly provided herein, the Vendor shall use their best endeavours to procure that the employees of the Target Group at the date hereof remain and continue as employees of the Target Group after Completion.

10.4

As from the date of this Agreement, the Vendor shall give and shall procure that the Purchaser and/or any persons authorised by it will for the purpose of satisfying itself as to the accuracy of the Warranties be given such access to the premises and all books, title deeds, records and accounts of the Target Group as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts and that the Directors and employees of the Target Group shall be instructed to give promptly all such information and explanations to any such persons as aforesaid as may be requested by it or them.

10.5

The Vendor agrees that from the date hereof through the Completion (or if there is no Completion, the date this Agreement is rescinded), neither the Target Group nor the Vendor will, directly or indirectly, through any affiliate, officer, director, manager, shareholder and/or advisor or otherwise, except in furtherance of the transactions contemplated by this Agreement:-

10.5.1

solicit, initiate, or encourage submission of proposals or offers from any person relating to any transactions contemplated herein or to the acquisition and/or financing of the Target Group or its business, or any portion thereof, whether by purchase of assets or stock, merger, consolidation, recapitalization, reorganization or other transaction (collectively, referred to in this Clause as an “Acquisition Proposal”);

10.5.2

participate in any discussions or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with or assist, facilitate, or encourage, any Acquisition Proposal by any person; or

	10.5.3	enter into any agreement, arrangement, or understanding with respect to an Acquisition Proposal.

10.6

The Vendor shall promptly notify the Purchaser in writing of any inquiry, proposal or offer relating to an Acquisition Proposal by any person, including the terms of such inquiry, proposal or offer and the name of the person initiating such inquiry, proposal or offer.

10.7

The Purchaser shall use all commercially reasonable effort and shall co-operate with the Vendor and BESI in the preparation, as soon as practicable, of all filings, applications or other documents required to be filed or submitted by BESI under the U.S. Securities Exchange Act 1934 and other applicable laws in connection with the transactions contemplated by this Agreement upon the prior written request of the Vendor or BESI. The Purchaser shall use all commercially reasonable efforts and shall co-operate with the Vendor and BESI in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or proceedings upon the prior written request of the Vendor or BESI. Each of the Purchaser, the Vendor, and BESI shall pay its respective costs incurred in connection with such preparation and taking such actions, provided, however, if the Purchaser is required to pay any third party in connection therewith, the Vendor shall pay such costs.

11.	Confidentiality of Information

11.1

Each of the Parties undertakes that it shall treat as strictly confidential all information received or obtained by it or its employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement or the business or affairs of the Vendor or the Target Group or the Purchaser or any of the Purchaser’s subsidiaries that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavours to prevent the publication or disclosure of any such information. All such information and documents in any form or medium whatsoever, including but without limitation copies thereof and derivative materials made therefrom will be returned to the Party originally delivering them, or at the direction of such Party, destroyed in the event that the transaction contemplated by this Agreement is not completed.

11.2

The restrictions contained in Clause 11.1 shall not apply so as to prevent the Vendor, SMG and BESI or the Purchaser from making any disclosure required by law or by any securities exchange or supervisory or regulatory or governmental body pursuant to rules to which the relevant Party, SMG or BESI is subject or from making any disclosure to SMG, BESI or any professional advisers of the Vendor, SMG, BESI or the Purchaser for the purposes of obtaining advice nor shall the restrictions apply in respect of any information which comes into the public domain.

12.	Costs

12.1	Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

12.2	The Vendor confirms that no expense of whatever nature relating to the sale of the Sale Shares or the Shareholder’s Loans has been or is to be borne by the Target Group.

13.	General

13.1	This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the Parties.

13.2

Neither this Agreement nor any of the rights, interests or obligations hereunder (except as expressly provided in Clause 13.3) shall be assigned by any Party without the prior written consent of the other Party.

13.3

The Purchaser is permitted to assign (in whole or in part) the benefit of, and any of its rights under, this Agreement together with any cause of action arising in connection with any of them, without the prior written consent of the other Parties, to any of its subsidiaries or holding company.

13.4

This Agreement (together with any documents referred to herein) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the Parties.

13.5	All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

13.6

If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

13.7

Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy.

13.8	The Purchaser may release or compromise the liability of the Vendor hereunder or grant to any Vendor time or other indulgence without affecting the liability of any other Vendor hereunder.

13.9

No failure of the Purchaser or the Vendor to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

13.10

Upon and after Completion the Vendor shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement and to place control of the Target Group in the hands of the Purchaser (provided that such acts, to the extent that they were not expressly or impliedly required by the terms of this Agreement, will not cause the Vendor to incur additional out-of- pocket expenses that are not reimbursed by the Purchaser) and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

13.11

Upon and after Completion the Purchaser shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement (provided that such acts, to the extent that they were not expressly or impliedly required by the terms of this Agreement, will not cause the Purchaser to incur additional out-of-pocket expenses that are not reimbursed by the Vendor).

13.12

This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

14.	Notices

Any notice or other communication to be given under this Agreement shall be in writing in the English language and be given by personal delivery or by sending it by registered post or recognized international courier service and shall be deemed to have been given when delivered (if given by hand), 48 hours after posting or delivery to a courier service (if given by registered post to a local address) or five Business Days after posting or delivery to a courier service (if given by registered post to an overseas address). Each notice or other communication which is personally delivered or sent by post or courier service shall be delivered or sent to the appropriate address specified below (and, in the case of any subsequent change of the address, a Party shall give a notice in accordance with the provisions of this Agreement, stating in clear terms the intention to change the address):

To Biopack Environment Limited:	Address:	Room 1302, 13th Floor
Enterprises Centre,
4 Hart Avenue,
Tsimshatsui, Kowloon,
Hong Kong.
	Attention:	Mr. Gerald Lau

To Well Talent Technology:	Address:	c/o Tso Au Yim & Yeung
5th Floor, Ka Wah Bank Centre,
232 Des Voeux Road Central,
Hong Kong.

Attention:	Mr. Tso Hon Sai Bosco

15.	Governing Law and Submission to Jurisdiction

15.1

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts for the purpose of enforcing any claim arising hereunder.

15.2	The Purchaser hereby appoints Mr. Tso Hon Sai Bosco of 5th Floor, Ka Wah Bank Centre, 232 Des Voeux Road Central, Hong Kong, as agent for service of process in Hong Kong.

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SCHEDULE 1

Details of RBIPL

1.	Registered number: 966827

2.	Address of registered office: Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong.

3.	Date and place of incorporation: 27th April 2005, Hong Kong

4.	Authorised share capital: HK$10,000 divided into 10,000 ordinary shares of HK$1.00 each

5.	Issued share capital: HK$1.00

6.	Shareholder : Biopack Environmental Limited

7.	Directors: LAU Kin Chung, MA Cheng Ji and WEBSTER, Sean Leigh

8.	Secretary: Waltex Enterprise Services Limited

9.	Annual Accounts Date: 31st day of December

10.	Auditors: Wong Lam Leung & Kwok C.P.A. Limited

11.	Business Registration Certificate : 35572117-000-04-10-4

12.	Bank Accounts : None

SCHEDULE 2

Details of RBL

1.	Registered number: 1024672

2.	Address of registered office: Unit 390, 3rd Floor, Peninsula Centre, 67 Mody Road, Tsimshatsui East, Kowloon, Hong Kong

3.	Date and place of incorporation: 16th February 2006, Hong Kong

4.	Authorised share capital: HK$10,000 divided into 10,000 ordinary shares of HK$1.00 each

5.	Issued share capital: HK$1.00

6.	Shareholder : Biopack Environmental Limited

7.	Directors: LAU Kin Chung, MA Cheng Ji and WEBSTER, Sean Leigh

8.	Secretary: Wale’s Enterprise Services Limited

9.	Annual Accounts Date: 31st day of December

10.	Auditors: Wong Lam Leung & Kwok C.P.A. Limited

11.	Business Registration Certificate : 36501129-000-02-10-5

12.	Bank Accounts : None

SCHEDULE 3

Details of JRBL

1.	Registered number: 440700400013487

2.	Address of registered office: 江門市杜阮鎮亭園羊角坑工業區3號

3.	Date and place of incorporation: 30 June, 2006, Jiangmen City, Guangdong Province, PRC

4.	Authorised share capital: HK$25 Million

5.	Paid up capital: HK$25 Million

6.	Shareholder : Roots Biopark Limited

7.	Director: 劉虔宗先生

8.	Legal representative : 劉虔宗先生

9.	Annual Accounts Date: 31st day of December

11.	Auditors: 江門市立信會計師事務所有限公司

12.	Business Registration Certificate : 0688051

13.	Permitted Businesses : 生產經營一次性環保降解蔗渣漿板餐具盛器及一次性環保降解蔗渣漿板工業包裝製品

14.	Bank Accounts : The Agricultural Bank of China Limited, Industrial and Commercial Bank of China & 江門市新會區農村信用社合作社井根分社

SCHEDULE 4

Sale Shares

(1)

One (1) share of HK$1.00 in the capital of Roots Biopack (Intellectual Property) Limited (“RBIPL”) legally and beneficially owned by Biopack Environmental Limited representing the entire issued and outstanding share capital of RBIPL.

(2)

One (1) share of HK$1.00 in the capital of Roots Biopark Limited (“RBL”) legally and beneficially owned by Biopack Environmental Limited representing the entire issued and outstanding share capital of RBL.

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SCHEDULE 5

The Current Properties

Leased Property 1

(a)	Description of Property:	江門市杜阮鎮亭園羊角坑工業區3號

(b)	Particulars of Lease:

	Date:	1st March, 2007

	Landlord:	陳金耀

	Tenant:	Jiangmen Roots Biopack Limited

	Term:	15 years commencing from 1st March, 2007

	Monthly Rental:	RMB103,000 (excluding management and air- conditioning charges, invoice tax and rates, all payable by the tenant)
	Monthly Management and	N/A.
Air-conditioning Charges:

	Next Rent Review:	31st March, 2012

	Options to Renew:	None

	Landlord’s Break Clause:	None

	Tenant’s Break Clause:	Cease operation due to force majeure, government and social reason

	Present Use:	Industrial Use

SCHEDULE 6

Form of Release from Each of the Resigning Directors and Secretary

RESIGNATION LETTER

To:	Roots Biopark Limited/Roots Biopack (Intellectual Property) Limited
(as the case may be)

Dear Sirs,

I, the undersigned, hereby tender my resignation as director/secretary (as the case may be) of your company with immediate effect.

I further confirm that I shall not have any claim against you either by reason of loss of office or otherwise whatsoever.

I also confirm that I do not have any disagreement with you on the accounts, management or businesses of your company and there is nothing that I consider should be brought to the attention of the other members of the Board of Directors or shareholders of your company or any government departments or agencies.

Dated the day of , 2010.

Yours faithfully,

Signed sealed and delivered by	)
[Name of director/secretary]	)
(as the case may be) in the	)
presence of :-)

SCHEDULE 7

Deed of Assignment

THIS DEED OF ASSIGNMENT is made on the _________ day of _________________, 2010.

AMONGST:

(1)

BIOPACK ENVIRONMENTAL LIMITED, a company incorporated in Hong Kong with company number 1010385 whose registered office is situate at Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (“the Vendor”);

(2)

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED, a company incorporated in Hong Kong with registered number 966827 whose registered office is at Room 1302, 13th Floor, Enterprise Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (the “RBIPL”);

(3)

ROOTS BIOPARK LIMITED, a company incorporated in Hong Kong with registered number 1024672 whose registered office is at Unit 390, 3rd Floor, Peninsula Centre, 67 Mody Road, Tsimshatsui East, Kowloon, Hong Kong (the “RBL”); and

(4)

WELL TALENT TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands with registration number 1048655 whose registered office is at Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (the

“Purchaser”).

WHEREAS by a Agreement for Sale and Purchase dated the 9th July 2010 (“the Agreement”) made between the Vendor and the Purchaser, it was agreed, inter alia, that the Vendor shall sell and the Purchaser shall buy all the outstanding shares of RBL and RBIPL and all the outstanding shareholder’s loans advanced by the Vendor to RBL and RBIL and it is a condition to completion of the transaction contemplated under the Agreement that the parties hereto shall execute this Deed of Assignment as part of the transaction under the Agreement.

NOW THIS DEED WITNESSETH as follows :-

1.	Interpretation

1.01	In this Deed of Assignment :-

“Agreement” means the sale and purchase agreement dated 9th July, 2010 made between the Vendor and the Purchaser for the sale and purchase of all the outstanding shares of RBL and RBIPL and all the outstanding shareholder’s loans advanced by the Vendor to RBL and RBIPL;

“Management Account” means the unaudited balance sheet of all the companies within the Target Group as at 31st March, 2010 and the unaudited income statement of the companies within the Target Group for the period commencing from the day immediately following the Accounting Date and ending on 31st march, 2010 and certified as true and correct by the Directors,, copies of which are annexed hereto.

“Shareholder’s Loans” means the shareholder’s loan in the sum of HK$26,017,413.91 advanced by the Vendor to RBL and the shareholder’s loan of HK$193,442.56 advanced by the Vendor to RBIPL as stated in the Management Accounts;

1.02

Unless the context otherwise requires, words importing the singular shall include the plural and vice versa; words importing the masculine gender shall include the feminine gender and the neuter gender and vice versa; and words importing natural persons shall include firms, companies, corporations and un-incorporated associations.

2.	Assignment of Shareholder’s Loans

2.01

The Vendor as legal and beneficial owner HEREBY ASSIGNS UNTO the Purchaser all of its right, title, benefit and interest in and to the Shareholder’s Loans together with all rights attached, accrued or accruing thereto as at the date hereof TO HOLD the same unto the Purchaser absolutely and solely to the exclusion of the Vendor.

2.02

The Vendor hereby represents and warrants to the Purchaser that it has legal and good title to the Shareholder’s Loans free of any mortgages, charges, liens or other encumbrances and third parties claims and has the necessary authority to assign and transfer the titles, rights and benefits to the Shareholder’s Loans to the Purchaser and all necessary consent and approve for the assignment and transfer of the Shareholder’s Loan to the Purchaser has been duly obtained.

3.	Waiver of Rights and Claims

3.01

The Vendor further declares that the Shareholder’s Loans represents all money that the Vendor has advanced to RBL and RBIPL and all the money that are being owed by RBL to RBIPL and in the event there is any sum not being accounted for that is being advanced by the Vendor to RBL and/or RBIPL or being owed by RBL and/or RBIPL to the Vendor including but not limited to any money that may have been advanced by the Vendor to RBL and/or RBIPL since 31st March, 2010 to the date of Completion (as defined in the Agreement) including but not limited to any payments made by the Vendor to RBL and/or RBIPL and any amount settled by the Vendor for and on behalf of RBL and/or RBIPL whatsoever such amount is HEREBY WAIVED by the Vendor absolutely and irrevocably.

4.	The Vendor’s Covenant

4.01

The Vendor hereby covenants with the Purchaser that in the event that it shall receive any payment or benefit of the SICL Assignable Rights or any part thereof from SICL or any third party such payment and benefits shall be held on trust by the Vendor for the benefit to the Purchaser shall immediately upon receipt thereof effect such payment and transfer such benefit to the Purchaser.

5.	Acknowledgment by RBL and RBIPL

5.01

RBL and RBIPL hereby acknowledge and confirm the assignment of the Shareholder’s Loans from the Vendor to the Purchaser and shall from the date hereof treated the Purchaser as the legal and beneficial owner of the Shareholder’s Loans.

6.	Binding Effect

6.01	This Deed of Assignment shall be binding on and enure for the benefit of each party’s successors and assigns.

7.	Miscellaneous

7.01

The formation, validity, interpretation, execution and settlement of disputes arising out of this Deed of Assignment shall be construed in all respect in accordance with and governed by the laws of Hong Kong.

7.02

Each party hereto irrevocably agrees that the courts of Hong Kong shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes which may arise out of or in connection with this Deed of Assignment and for such purposes irrevocably submits to the non-exclusive jurisdiction of such courts.

7.03

This document is executed as a deed and each of the parties hereby declares and acknowledges that this document shall be taken as a deed and the same shall not be invalidated or become ineffective by reason of any lack of consideration.

     IN WITNESS whereof this Deed of Assignment has been duly executed under seal on the day and the year first above written.

Sealed with the Common Seal of Biopack	)
Environmental Limited and signed by its authorised	)
representative Lau Kin Chung in the presence of:	)

Sealed with the Common Seal of Roots Biopack	)
(Intellectual Property) Limited and signed by its	)
authorised representative Lau Kin Chung in the	)
presence of:	)

Sealed with the Common Seal of Roots Biopark	)
Limited and signed by its authorised representative Lau	)
Kin Chung in the presence of:	)

Sealed with the Common Seal of Well Talent	)
Technology Limited and signed by its authorised	)
representative in the presence of:	)

SCHEDULE 8

Deed of Indemnity

THIS DEED OF INDEMNITY is made on the day of , 2010.

AMONGST:

(5)

BIOPACK ENVIRONMENTAL LIMITED, a company incorporated in Hong Kong with company number 1010385 whose registered office is situate at Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (“the Vendor”);

(6)

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED, a company incorporated in Hong Kong with registered number 966827 whose registered office is at Room 1302, 13th Floor, Enterprise Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (the “RBIPL”);

(7)

ROOTS BIOPARK LIMITED, a company incorporated in Hong Kong with registered number 1024672 whose registered office is at Unit 390, 3rd Floor, Peninsula Centre, 67 Mody Road, Tsimshatsui East, Kowloon,], Hong Kong (the “RBL”);

(8)	JIANGMEN ROOTS BIOPACK LIMITED (江門市活思環保包裝製品有限公司), a company incorporated in the PRC with company number 440700400013487 and its legal address at 江門市杜阮鎮亭園羊角坑工業區3號 (the “JRBL”); and

(9)

WELL TALENT TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands with registration number 1048655 whose registered office is at Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (the “Purchaser”).

(In this Deed of Indemnity as the “Target Group” shall mean RBIPL, RBL and JRBL or any one or more of them).

WITNESSES as follows:

1.	In this Deed unless the context otherwise requires:

1.1

“the Agreement” means the agreement dated 9th July, 2010 made between the Vendor and the Purchaser for the sale and purchase of the whole of the issued share capital of the RBIPL and RBL pursuant to which this Deed has been entered into;

1.2

“event” includes (without limitation) any omission, event, action or transaction whether or not the Target Group is a party thereto, the death of any person, a change in the residence of any person for any Tax purpose, a failure to make sufficient dividend payments to avoid an apportionment or deemed distribution of income and the entering into and completion of the Agreement and references to the result of events on or before the date hereof shall include the combined result of two or more events one or more of which shall have taken place before the date hereof;

1.3	“relief” includes (without limitation) any relief, allowance, credit, set off, deduction or exemption for any Tax purpose;

1.4

reference to income or profits or gains earned, accrued or received shall include income or profits or gains deemed to have been or treated as or regarded as earned, accrued or received for the purposes of any legislation;

1.5	reference to any Tax liability shall include not only any liability to make actual payments of or in respect of Tax but shall also include:

1.5.1

the loss or reduction in the amount of, or the setting off against income, profits or gains, or against any Tax liability for which no provision has been made in preparing the Accounts of, any relief which would (were it not for the said loss, reduction or setting off) have been available to the any of the company within the Target Group and which relief has been taken into account in computing (and so eliminating or reducing) any provision for deferred Tax which appears (or which but for such relief would have appeared) in the Accounts;

1.5.2

the loss or reduction in the amount of, or the setting off against any Tax liability for which no provision has been made in preparing the Accounts of, a right to repayment of Tax which has been treated as an asset of any of the company within the Target Group in preparing the Accounts; and

1.5.3

the loss or reduction in the amount of, or the setting off against income, profits or gains earned, accrued or received on or before Completion, or against any Tax liability of, any relief which is not available before Completion but which arises in respect of an event occurring after Completion in circumstances where, but for such loss, reduction or setting off, any of the company within the Target Group would have had a Tax liability in respect of which it or the Purchaser would have been able to make a claim under this Deed;

and in such a case the amount of Tax which could otherwise be saved or relieved by the relief so lost, reduced, or set off (calculated by reference to the rates of Tax in force at the date hereof) or the amount of repayment which would otherwise have been obtained shall be treated as the amount of a Tax liability which has arisen;

1.6

reference to a payment in respect of Tax includes (without limitation) a payment for the surrender of losses or other amounts by way of group relief or for the surrender or transfer of any other relief, a repayment of any such payment and a payment by way of reimbursement, recharge, indemnity or damages; and

1.7	words and expressions defined in the Agreement shall have the same meaning, and any provisions of the Agreement concerning matters of construction or interpretation shall apply, in this Deed.

2.

Subject as hereinafter provided, the Vendor hereby covenants with and undertakes to indemnify the Purchaser for itself and as trustee for its successors in title and the Target Group and each of them and to keep them indemnified against:-

2.1

any Tax liability of any company within the Target Group resulting from or by reference to any income, profits or gains earned, accrued or received on or before the Completion Date or any event on or before the Completion Date whether alone or in conjunction with other circumstances and whether or not such Tax is chargeable against or attributable to any other person; and

2.2	any Tax liability of any company within the Target Group which is regarded as such pursuant to the provisions of Clause 1.5; and

2.3

any Tax liability of any company within the Target Group that arises after Completion as a result of an act, omission or transaction by a person other than any company within the Target Group and which liability to Tax falls upon that company as a result of its having been in the same group for Tax purposes as that person at any time before Completion; and

2.4

any Tax liability of any company within the Target Group that arises as a result of payments, expenses or other distributions in respect of management or consulting charges or charitable donations paid or payable by that company prior to Completion; and

2.5

any Tax liability of any company within the Target Group that arises as a result of that company’s employment or engagement of any employee, officer, manager, consultant or independent contractor (including quality control representatives) prior to Completion, including in the PRC; and

2.6

any Tax liability of any company within the Target Group that arises as a result of that company being deemed by any local, municipal, regional, urban, governmental, state, federal or other body in the PRC to have established a permanent establishment in the PRC prior to Completion; and

2.7

any Tax liability of any company within the Target Group that would not have been payable had there been no breach of any of the Warranties and which is not the subject of the covenants in Clauses 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 above; and

2.8

all costs and expenses which are incurred by the Purchaser or any company within the Target Group in connection with any of the matters referred to in this Clause 2 or in taking or defending any action under this Deed (including, without prejudice to the generality of the foregoing, all legal and other professional fees and disbursements).

3.	The indemnities given by this Deed do not apply to any liability:

3.1	to the extent that provision or reserve in respect thereof has been made in the Accounts or to the extent that payment or discharge of such liability has been taken into account therein; and

3.2	in respect of which provision or reserve has been made in the Accounts which is insufficient only by reason of any increase in rates of Tax made after the date hereof with retrospective effect.

4.

If the Purchaser shall become aware of any assessment, notice, demand or other document issued or action taken by or on behalf of any person, authority or body from which it appears that any company within the Target Group has or may have a liability in respect of which a claim could be made under this Deed, it shall give written notice thereof to the Vendor and shall (if the Vendor shall indemnify and secure the Purchaser and the Target Group to the Purchaser’s reasonable satisfaction against any liabilities, costs, damages or expenses which may be incurred thereby) take such action and procure that the company within the Target Group shall take such action as the Vendor may reasonably request to dispute, resist or compromise the liability; provided that no failure to give notice of such claim as provided hereunder shall waive any rights of the Purchaser, except solely to the extent that the Vendor is prejudiced by the failure to provide such notice; provided, further, that neither the Target Group nor the Purchaser shall in any event be required to take any steps which would require any admission of guilt or liability relating to matters connected with the claim in question or which would affect the future conduct of the business of the Purchaser or the Target Group or any subsidiaries of the Purchaser or affect the rights or reputations of any of them.

5.

The liability of the Vendor under this Deed shall cease after the date falling six (6) months following the expiration of all applicable statutes of limitation of governmental and official authorities in respect of matters which have been the subject of a written claim made within the said period by the Purchaser or the Target Group to any of the Vendor or the Vendor’s Solicitors unless the claim in question has arisen by reason of fraud, wilful concealment or dishonesty on the part of the Vendor or any of their respective affiliates, officers, directors, managers, shareholders and/or advisors (as applicable) or, prior to the date hereof, the Target Group or any of its officers or deliberate non disclosure on the part of the Vendor or any of their respective affiliates, officers, directors, managers, shareholders and/or advisors (as applicable) or, prior to the date hereof, by any officer or representative of the Target Group in which event there shall be no contractual limit on the time period within which such claim may be brought.

6.	The due date for the making of payments under this Deed shall be:-

6.1

where the payment relates to a liability of any company within the Target Group to make an actual payment of or in respect of Tax, the date which is seven days before the date on which such actual payment is due to be made to the relevant authority;

6.2

where the payment relates to a matter falling within Clause 1.5.1 or 1.5.3, the date falling seven days after the Vendor has been notified by the Purchaser that the auditors for the time being of any company within the Target Group have certified at the request of the Purchaser or the Target Group that the Vendor has a liability for a determinable amount under Clause 2; and

6.3	where the payment relates to a matter falling within Clause 1.5.2 the date on which the repayment of Tax would otherwise have been due to be made; and

6.4	in the case of costs and expenses within Clause 2.8 the date on which such costs and expenses are incurred.

7.

If any payment due to be made by the Vendor under this Deed is not made on the due date for payment thereof the same shall carry interest from such due date of payment until actual payment at the rate of 2% above the best lending rate from time to time of HSBC Bank (Hong Kong) compounded daily.

8.

If any sum payable by the Vendor to the Purchaser or the Target Group under this Deed shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received an amount equal to the payment otherwise required hereby to be made.

9.

The Vendor shall give all such assistance and provide such information as the Purchaser shall reasonably request from time to time for the purpose of enabling the Purchaser or the Target Group to make returns and provide information as required to any Tax authority and to negotiate any liability to Tax.

10.

Any person entitled to the benefit of the indemnities contained in this Deed may release or compromise the liability of the Vendor hereunder. No delay or forbearance on the part of any such person in exercising any right power or privilege under this Deed shall impair such right power or privilege or be construed as a waiver thereof and any single or partial exercise of any such right power or privilege shall not preclude the further exercise thereof.

11.

Each notice, demand or other communication given or made hereunder shall be in writing in the English language and be given by personal delivery or by sending it by registered post or recognized international courier service and shall be deemed to have been given when delivered (if given by hand) or 48 hours after posting or delivery to a courier service (if given by registered post to a local address) or five Business Days after posting or delivery to a courier service (if given by registered post to an overseas address). Each notice or other communication which is personally delivered or sent by post or courier service shall be delivered or sent to the appropriate address specified below (and, in the case of any subsequent change of the address, a Party shall give a notice in accordance with the provisions hereunder, stating in clear terms the intention to change the address):

To the Vendor:	Name:	Biopack Environment Limited
	Address:	Room 1302, 13th Floor,
Enterprises Centre,
4 Hart Avenue,
Tsimshatsui, Kowloon,
	Attention :	Mr. Gerald Lau

To the Purchaser:	Name:	Well Talent Technology Limited
	Address:	5th Floor, Ka Wah Bank Centre,
232 Des Voeux Road Central,
Hong Kong.
	Attention:	Mr. Tso Hon Sai Bosco

To the Target Group	Name:	Tso Au Yim & Yeung
	Address:	5th Floor, Ka Wah Bank Centre,
232 Des Voeux Road Central,
Hong Kong.
	Attention:	Mr. Tso Hon Sai Bosco

12.	The Purchaser and the Target Group may assign its respective rights and benefits under this Deed.

13.

If any provision or part of a provision of this Deed shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Deed, all of which shall remain in full force and effect.

14.

This Deed shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts for the purpose of enforcing any claim arising hereunder.

15.	The Purchaser hereby appoints Mr. Tso Hon Sai Bosco of 5th Floor, Ka Wah Bank Centre, 232 Des Voeux Road Central, Hong Kong, as agent for service of process in Hong Kong.

[This space below on this page is intentionally left blank]

IN WITNESS whereof this Deed has been executed and is intended to be and is hereby delivered on the date appearing at the head hereof.

Sealed with the Common Seal of Biopack Environmental	)
Limited and signed by its authorised representative Lau Kin	)
Chung in the presence of:	)

Sealed with the Common Seal of Roots Biopack (Intellectual	)
Property) Limited and signed by its authorised representative	)
Lau Kin Chung in the presence of:	)

Sealed with the Common Seal of Roots Biopark Limited and	)
signed by its authorised representative Lau Kin Chung in the	)
presence of:	)

Sealed with the Common Seal of Well Talent Technology	)
Limited and signed by its authorised representative	)
in the presence of:	)

SCHEDULE 9

Warranties

1.	The Accounts

1.1

True copies of the Accounts are attached to the Disclosure Letter. The Accounts have been prepared in accordance with the requirements of all relevant laws and applicable statements of standard accounting practice and with good and generally accepted accountancy principles and practice and, except as described in the Disclosure Letter, are complete and accurate in all respects and show a true and fair view of the state of affairs of all the companies within the Target Group and of its results and profits for the financial period ending on the relevant dates set forth therein and depreciation of the fixed assets of the Target Group has been made at a rate sufficient to write down the value of such assets to nil not later than the end of their useful working lives.

1.2	The Accounts disclose and make full provision or reserve for all actual liabilities.

1.3	The Accounts disclose and make full provision or reserve for or note all contingent, unquantified or disputed liabilities, capital or burdensome commitments and deferred or provisional Tax.

1.4

Full provision or reserve has been made in the Accounts for all Tax including deferred or provisional taxation in respect of all accounting periods ended on or before the relevant dates set forth therein for which the Target Group was then or might at any time thereafter become liable including Tax:-

	1.4.1	on or in respect of or by reference to the profits, gains or income for any period ended on or before the relevant dates set forth in the Accounts;

	1.4.2	on or in respect of or by reference to any payments, expenses or other distributions in respect of management or consulting charges on or before the relevant dates set forth in the Accounts;

1.4.3

on or in respect of or by reference to the employment or engagement of any officer, manager, consultant, independent contractor or employee of the Target Group on or before the relevant dates set forth in the Accounts;

	1.4.4	on or in respect of or by reference to any charitable donations or similar expenses by the Target Group on or before the relevant dates set forth in the Accounts; or

	1.4.5	in respect of any event before the Accounting Date including distributions made and charges on profits, income or assets on or before the relevant dates set forth in the Accounts.

1.5

The profits and losses of the companies within the Target Group shown by the Accounts have not in any material respect been affected by any unusual or non-recurring or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

1.6

Except as sufficiently reserved for in the Accounts or disclosed in the Disclosure Letter, none of the amounts shown in the Accounts in respect of debtors is represented by debts which were then or are now more than three months overdue for payment and none of the same has been released or settled for an amount less than that shown in the Accounts. All of the Target Group’s book debts, whether shown in the Accounts or arising since the Accounting Date, are valid and enforceable and have realised or will in aggregate realise the nominal amount thereof and all such book debts will be collectible in full within 90 days of the Completion Date subject to the Target Group using all reasonable endeavours to collect the same. For the avoidance of doubt the use of reasonable endeavours is not in this paragraph to be construed as requiring the issue of legal proceedings.

1.7	The Target Group has not factored any of its debts or entered into any financing arrangement of a type which would not require to be shown or reflected in the Accounts.

1.8	Except as disclosed in the Accounts there are at the date hereof:-

1.8.1

no loans, guarantees, material undertakings, material commitments on capital account or unusual liabilities, actual or contingent, made, given, entered into or incurred by or on behalf of any company within the Target Group;

	1.8.2	no mortgages, charges, liens or other similar encumbrances on the assets of any company within the Target Company or any part thereof; and

	1.8.3	no outstanding loan capital or other loans to any company within the Target Group.

1.9

None of the amounts secured by the mortgages, charges, liens or similar encumbrances disclosed in the Accounts has been increased beyond the amounts shown in the Accounts and none of the amounts secured by any mortgage, charge, lien or similar encumbrance created after the Accounting Date has been increased beyond the amount stated in the Disclosure Letter.

2.	Management Accounts

The Management Accounts have been prepared in accordance with the accounting policies of the companies within the Target Group which are set out in the Disclosure Letter and on a consistent basis with the monthly management accounts of the companies within the Target Group and show a fair view of the assets and liabilities and profits and losses of the companies within the Target Group as at and to 31st March, 2010..

3.	Tax, Records and Returns

3.1	No event, act, transaction or omission has occurred or shall occur between the Accounting Date and Completion which could give rise to a claim under the terms of the Deed of Indemnity.

3.2

All returns, computations, notices and information made or provided or required to be made or provided by the Target Group for any Tax purpose have been made or given within the requisite periods and on a proper basis and when made were true and accurate and are up to date and none of them is or is likely to be the subject of any dispute with any Tax authority.

3.3

The Disclosure Letter contains details of all transactions effected by the Target Group in respect of which any consent or clearance from the Inland Revenue Department or other governmental or Tax authority was required or was sought.

3.4

In respect of any such consent or clearance as referred to in paragraph 3.3, the consent or clearance was validly obtained before the transaction was effected and the transaction was effected in accordance with the terms of and so as to satisfy any conditions attached to such consent or clearance and at a time when and in circumstances in which such consent or clearance was valid and effective.

3.5	The Target Group has paid all Tax, including provisional taxation, which has become due and payable.

3.6

Within the prior period of seven years, except as disclosed in the Disclosure Letter, the Target Group has not paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax and no director or officer of any companies within the Target Group has paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax in connection with, or relating in any way to, the business or affairs of the companies within the Target Group.

3.7	RBIPL and RBL have never been resident for Tax purposes in any jurisdiction other than Hong Kong.

3.8

RBIPL and RBL carry on activities which are a trade or business for the purposes of Hong Kong Tax and has not ceased and will not as a result of any agreement entered into on or before Completion cease to carry on such activities.

3.9	RBIPL and RBL have never carried on a trade or business for Tax purposes other than the trade or business which they will be carrying on at Completion.

3.10

No rents, interest, annual payments, emoluments or other sums of an income nature paid or payable by RBIPL and RBL or which RBIPL and RBL are under obligations to pay in the future are or (under the law as presently in force) may be wholly or partially disallowable as deductions or charges in computing profits or against profits for Tax purposes.

3.11

No payments, expenses or other distributions in respect of management or consulting charges paid or payable by RBIPL or RBL may be wholly or partially disallowable as deductions or charges in computing profits or against profits for Tax purposes.

3.12

Except as disclosed in the Disclosure Letter, no charitable donations or similar expenses paid or payable by RBIPL and RBL may be wholly or partially disallowable as deductions or charges in computing profits or against profits for Tax purposes.

3.13

Except as disclosed in the Disclosure Letter, no payments in respect of or by reference to the employment or engagement of any officer, manager, consultant, independent contractor or employee of RBIPL or RBL on or prior to the date hereof is subject to Tax that has not been paid by RBIPL or RBL or otherwise reserved for in the Management Accounts.

3.14

Except as disclosed in the Disclosure Letter, RBIPL and RBL are not subject to any Tax Liability that arises as a result of RBIPL or RBL being deemed by any local, municipal, regional, urban, governmental, state, federal or other body in the PRC to have established a permanent establishment in the PRC prior to Completion.

3.15	Full details of all unrelieved Tax losses, management expenses, or charges on income available to RBIPL and RBL are set out in the Disclosure Letter.

3.16

No act or transaction has been or will, on or before Completion, be effected by RBIPL or RBL, the Vendor or any other person (including the sale of the Sale Shares), in consequence of which RBIPL or RBL is or may be held liable for Tax primarily chargeable against some other person.

3.17

RBIPL and RBL have made all deductions and withholdings in respect, or on account, of any Tax from any payments made by it which it is obliged or entitled to make and has duly accounted in full to the appropriate authority for all amounts so deducted or withheld.

3.18

RBIPL and RBL are not under any obligation to make any payment of interest or any annual payment for which no relief will be received, whether as a deduction or otherwise, for Tax purposes and no such payments have been made since the Accounting Date.

3.19

Except as disclosed in the Disclosure Letter, RBIPL and RBL have not entered into or been engaged in or been a party to any transaction which is artificial or fictitious or any transaction or series of transactions or scheme or arrangement of which the main or dominant purpose or one of the main or dominant purposes was the avoidance or deferral of or reduction in the liability to Tax of RBIPL or RBL.

3.20

Within the prior period of seven years RBIPL and RBL have not done nor have omitted to do nor agreed to do nor permitted to be done any act nor has it suffered any occurrence as a result of which any balancing charge or depreciation recapture has arisen or may arise under Part VI of the Inland Revenue Ordinance.

3.21	All assets are correctly shown in the Accounts as current assets or fixed assets and any property under development is held and shown in the Accounts as fixed assets.

3.22

On a disposal of all of its assets by RBIPL or RBL for a consideration equal to the value attributed to that asset in preparing the Accounts or a consideration equal to the actual consideration given for the acquisition then (in the case of each asset so owned) the liability to Tax (if any) which would be incurred by RBIPL or RBL would not exceed the amount (if any) taken into account in respect of that asset in computing the liability of RBIPL or RBL to deferred Tax as stated in the Accounts and (in the case of assets so acquired) no Tax liability would be incurred by RBIPL or RBL in respect of that asset.

3.23	No scheme has been effected and no arrangements have been made whereby the value of any asset of RBIPL or RBL has been materially reduced and on a disposal thereof liability to Tax might arise.

3.24	Within the prior period of seven years RBIPL and RBL are not or have not been liable to Tax in any jurisdiction other than Hong Kong.

3.25

All remuneration, compensation payments, payments on retirement or removal from an office or employment and other sums paid or payable to employees or officers or former employees or officers of RBIPL and RBL and all interest, annuities, royalties, rent and other annual payments paid or payable by RBIPL and RBL (whether before or after the date hereof) pursuant to any obligation in existence at the date hereof are and will (on the basis of the taxation legislation in force at the date hereof) be deductible for Tax purposes in computing the profits of RBIPL and RBL.

3.26

All documents to which RBIPL and RBL are a party or which form part of RBIPL or RBL’s title to any asset or in the enforcement of which RBIPL or RBL is or may be interested which are subject to stamp or similar duty have been duly stamped and, where appropriate or necessary, adjudicated.

3.27	RBIPL and RBL have not entered into a transaction within the prior period of two years in relation to which relief has been claimed pursuant to Section 45 of the Stamp Duty Ordinance.

3.28

The information given by RBIPL and RBL to the Customs and Excise Department and all other authorities (whether of Hong Kong or otherwise) in connection with the import or export of any goods was when given true and accurate and RBIPL and RBL has complied with all legislation, regulations, orders, directions or conditions (whether of Hong Kong or otherwise) relating to the import and export of goods and to all customs and excise matters, and all customs duties and tariffs payable by RBIPL and RBL have been paid in full within the applicable time limits.

3.29

The books and records of RBIPL and RBL accurately present and reflect in accordance with generally accepted accounting principles and standards within RBIPL and RBL’s jurisdiction of incorporation all transactions entered into by RBIPL and RBL or to which they have been a party.

3.30

RBIPL and RBL have complied in full with all its reporting obligations to the Inland Revenue Department or other relevant Tax authority in connection with benefits provided for any director or employee or deemed employee or to any company with which it has contracted for the provision of the services of any individual to RBIPL or RBL.

4.	RBIPL and RBL

4.1

RBIPL and RBL have been duly incorporated and is validly existing and no order has been made or petition presented or resolution passed for the winding up of RBIPL and RBL and no distress, execution or other process has been levied on any of their assets. RBIPL and RBL are not insolvent nor unable to pay their debts for the purposes of Section 178 of the Companies Ordinance, no receiver or receiver and manager has been appointed by any person of its business or assets or any part thereof, no power to make any such appointment has arisen, RBIPL and RBL have taken no steps to enter liquidation and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of RBIPL or RBL.

4.2

The Vendor is the beneficial owner of the Sale Shares specified in Schedule 4, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever and RBIPL and RBL have not exercised any lien over any of its issued shares and there is no outstanding call on any of the Sale Shares all of the Sale Shares are fully paid. Immediately following the Completion and giving effect to the transactions contemplated in this Agreement, the Purchaser or its designee(s) will be the beneficial owner of the Sale Shares, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever. This Agreement has been duly authorized, executed and delivered by the Vendor and is enforceable against the Vendor in accordance with its terms.

4.3

The Sale Shares constitute all the issued shares in the capital of RBIPL and RBL, and there are no options or other agreements outstanding which call for the issue of, or accord to any person the right to call for the issue of, any shares in the capital of RBIPL or RBL or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over any of the Sale Shares.

4.4

RBIPL has no and never has had any subsidiary or shares in or stock of, or other ownership or membership interests in, any company and RBIPL has never been a director or other officer of any other company.

4.5

RBL has no and never has had any subsidiary or shares in or stock of, or other ownership or membership interests in, any company except JRBL and RBL has never been a director or other officer of any other company.

4.6

The Shareholder’s Loans constitute all the outstanding loan advanced by the Vendor to RBIPL and RBL as 31st March, 2010. Immediately following the Completion and giving effect to the transactions contemplated in this Agreement, the Purchaser or its designee(s) will be the beneficial owner of the Shareholder’s Loans, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever. Any other or further sums that are being advanced by the Vendor to RBIPL and RBL or any other members of the Target Group between 31st March, 2010 and the date of Completion will be irrevocably and absolutely waived by the Vendor under the Deed of Assignment at and upon Completion.

4.7

RBL and RBIPL have obtained all requisite business and production licenses, regulatory approvals and consents to carry out their respective businesses and productions and neither of them has been the subject or any investigations or enquiries by any government agencies or law enforcement bodies relating to any breaches or non-compliance of any conditions of its business or production licences, approvals or consents, laws, rules or regulations and there does not exists any circumstances that may render or lead to the revocation or suspension of any of its business or production licences, regulatory approvals and consents whatsoever.

4.8

RBIPL and RBL do not have and have never had any place of business or branch or permanent establishment outside its jurisdiction of incorporation, nor has it carried on any trading activities outside such jurisdiction.

4.9	RBIPL and RBL have never reduced, repaid, redeemed or purchased any of its share capital.

4.10

The copies of the Memorandum and Articles of Association of RBIPL and RBL which are attached to the Disclosure Letter are accurate and complete in all respects and have attached to them copies of all resolutions and agreements which are required to be so attached. RBIPL and RBL have complied with its Memorandum and Articles of Association in all respects, have full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of RBIPL or RBL are ultra vires or unauthorised.

4.11

The Register of Members and all other statutory books of RBIPL and RBL are attached to the Disclosure Letter and are up to date and contain true, full and accurate records of all matters required to be dealt with therein and RBIPL and RBL have not received any notice of any application or intended application under the Companies Ordinance for rectification of RBIPL and RBL’s register and all annual or other returns required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the issue of shares and other securities by RBIPL and RBL have been complied with.

4.12

RBIPL and RBL have not been a party to or involved in any share for share exchange nor any scheme of reorganisation, reconstruction or amalgamation such as are mentioned in Sections 166 or 167 of the Companies Ordinance or are of an equivalent nature or type.

5.	JRBL

5.1

JRBL has been duly incorporated and is validly existing and no order has been made or petition presented or resolution passed for the winding up of JRBL and no distress, execution or other process has been levied on any of its assets. JRBL is not insolvent nor unable to pay their debts for the purposes of any laws or regulations of the PRC, no receiver or receiver and manager has been appointed by any person of its business or assets or any part thereof, no power to make any such appointment has arisen, JRBL has taken no steps to enter liquidation and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of JRBL.

5.2

RBL is the beneficial owner of all the shares and equity interest of JRBL, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever and JRBL has exercised any lien over any of its shares and equity interest and there is no outstanding call on any of its shares and equity interest and all of the its shares and equity interest are fully paid. Immediately following the Completion and giving effect to the transactions contemplated in this Agreement, RBL will remain the legal and beneficial owner of all the shares an equity interest of JRBL, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever.

5.3

The shares and equity interest owned by RBL in the capital of JRBL is at the date of the Agreement and shall at Completion constitute the entire issued shares and equity capital of JRBL, and there are no options or other agreements outstanding which call for the issue of, or accord to any person the right to call for the issue of, any shares or equity interest in the capital of JRBL or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over any of JRBL’s shares and equity interest.

5.4

JRBL has no and never has had any subsidiary or shares in or stock of, or other ownership or membership interests in, any company and JRBL has never been a director or other officer of any other company.

5.5

JRBL has obtained all requisite business and production licenses, regulatory approvals and consents to carry out its businesses and productions and has never been the subject or any investigations or enquiries by any government agencies or law enforcement bodies relating to any breaches or non-compliance of any conditions of its business or production licences, approvals or consents, laws, rules or regulations and there does not exists any circumstances that may render or lead to the revocation or suspension of any of its business or production licences, regulatory approvals and consents whatsoever.

5.6

JRBL does not have and has never had any place of business or branch or permanent establishment outside its jurisdiction of incorporation, nor has it carried on any trading activities outside such jurisdiction.

5.7	JRBL has never reduced, repaid, redeemed or purchased any of its share capital.

5.8

The copy of the Memorandum and Articles of Association of JRBL which is attached to the Disclosure Letter are accurate and complete in all respects and has attached to it copies of all resolutions and agreements which are required to be so attached. JRBL has complied with its Memorandum and Articles of Association in all respects, have full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of JRBL is ultra vires or unauthorised.

5.9	All statutory books and records of JRBL are attached to the Disclosure Letter and are up to date and contain true, full and accurate records of all matters required to be dealt with therein.

5.10

JRBL has not been a party to or involved in any share for share exchange nor any scheme of reorganisation, reconstruction or amalgamation of any nature or type under the laws and regulations of the PRC.

6.	Trading and General Commercial Matters

6.1

The Target Group has good and marketable title to all such assets as are necessary to enable it properly to conduct their business as such business have been conducted prior to the date hereof. All such assets are free from any liens, mortgages, charges, encumbrances or other third party rights.

6.2

The fixed and loose plant, machinery, furniture, fixtures and fittings, equipment and vehicles and other tangible assets used in connection with the business of the Target Group and all other fixed assets referred to in the Accounts and any additions thereto made since the Accounting Date are the sole and absolute property of and held by the Target Group free from any liens, mortgages, charges, encumbrances, hire or hire purchase agreements, credit sale agreements or agreements for payment on deferred terms or bills of sale and the Target Group has good and marketable title thereto and all such assets are in the possession or under the control of the Target Group.

6.3

The Disclosure Letter lists the material terms of all material written contracts, agreements, arrangements, deeds, mortgages, licenses, indentures, notes, bonds, sales orders and purchase orders to which the Target Group is a party or by which the Target Group or any of its assets is bound on the date hereof. The Target Group has heretofore made available to the Purchaser or Purchaser’s Solicitors a true and complete copy of each of the material written contracts, agreements, arrangements, deeds, mortgages, licenses, indentures, notes, bonds, sales orders and purchase orders to which the Target Group is a party or by which the Target Group or any of its assets is bound on the date hereof. The Target Group has not entered into any oral contracts which are currently in force, the obligations of which or the breach of which by any party could result in damages, which will, in the aggregate, exceed a cumulative amount of HK$50,000.

6.4	The Target Group is not a party to:

	6.4.1	any unusual or onerous contract nor any contract which cannot be terminated without penalty or other compensation on less than twelve months’ notice;

	6.4.2	any contract restricting the Target Group’s freedom of action in relation to its normal business activities or materially and adversely affecting its business or assets;

	6.4.3	any material contract not made in the ordinary course of business;

	6.4.4	any contract for the purchase or use by the Target Group of materials, supplies or equipment which is in excess of the requirements of the Target Group for its normal operating purposes;

	6.4.5	any agency, distribution, marketing, purchasing, franchising or licensing agreement (except as disclosed in the Disclosure Letter);

	6.4.6	any consulting or management agreement (except as disclosed in the Disclosure Letter);

6.4.7

any joint venture, agency, shareholders’ or partnership arrangement or agreement or similar arrangement or agreement or any agreement which purports to regulate, control or otherwise affect the voting or disposition of its shares;

	6.4.8	any contract for services, the cost of which is reflected in the Accounts.

6.5

To the knowledge of the Vendor, there are no contracts or obligations, agreements, arrangements or concerted practices to which the Target Group is a party or by which the Target Group or any of its assets is bound, and there are no practices in which the Target Group is engaged, which are void, illegal, unenforceable, registrable or notifiable under or which contravene any laws or regulations.

6.6	With respect to each material contract, commitment, arrangement, understanding, tender and bid to which the Target Group is party or by which it is bound:

	6.6.1	the Target Group has duly performed and complied in all material respects with each of its obligations thereunder;

	6.6.2	there has been no delay, negligence or other default on the part of the Target Group and no event has occurred which, with the giving of notice or passage of time, may constitute a default thereunder;

	6.6.3	the Target Group is under no obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure or effort;

6.6.4

the Target Group has the technical and other capabilities and the human and material resources to enable it to fulfil, perform and discharge all its outstanding obligations in the ordinary course of business and without realising a loss on completion of performance;

	6.6.5	there are no grounds for rescission, avoidance, repudiation or termination and the Target Group has not received any notice of termination; and

6.6.6

none of the other parties thereto is in default thereunder, and no event has occurred which, with the giving of notice or passage of time, may constitute a default thereunder by any other party thereto.

6.7

Except in the ordinary course of business no tender, quotation or offer issued by the Target Group and still outstanding is or will be capable of giving rise to a material contract merely by an order acceptance or other action by another party.

6.8	No act or transaction has been effected by the Target Group or the Vendor including the sale of the Sale Shares in consequence of which:

	6.8.1	the Target Group is or may be liable to:

		6.8.1.1	refund the whole or part of any investment grant from any government or quasi-governmental body or other grant received by virtue of any statute;

		6.8.1.2	repay in whole or in part any government or local authority loan;

		6.8.1.3	lose the benefit of any financial concession or Tax relief or Tax holiday accorded to the Target Group by any authority; or

	6.8.2	any grant for which application has been made by it will or may not be paid or will or may be reduced pursuant to the present practice of the appropriate authority.

6.9

The Disclosure Letter sets out full and accurate details of each bank, deposit taking company or other similar institution, account or safety deposit box maintained by the Target Group including the name and address of each such bank, deposit taking company or other institution and the names of all persons authorised to draw thereon or have access thereto.

6.10	All amounts received by the Target Group have been deposited with one or other of such banks, deposit taking companies or other similar institutions and appear in the appropriate accounting books.

6.11

There are no loans, guarantees, pledges, mortgages, charges, liens, debentures, encumbrances or unusual liabilities given, made or incurred by or on behalf of the Target Group (and, in particular but without limiting the foregoing, no loans have been made by or on behalf of the Target Group to any directors or shareholders of the Target Group) and no person has given any guarantee of or security for any overdraft, loan or loan facility granted to the Target Group.

6.12

The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any material agreement, commitment or other instrument to which the Target Group is a party or by which the Target Group or its property or assets may be bound or affected or result in the acceleration of any obligation under any loan agreement or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Target Group.

6.13

There are no material agreements concerning the Target Group which can be terminated or which have been terminated or under which the rights of any person are liable to be materially adversely affected as a result of a change in control of the Target Group or in the composition of the Board of Directors of the Target Group.

6.14

To the knowledge of the Vendor, there are no circumstances whereby, following a change in the control of any company within the Target Group or in the composition of the Board of Directors of any company within the Target Group, any of the material suppliers to or on behalf of that company with the Target Group would cease to remain as suppliers to the same extent and of the same nature as prior to the date hereof.

6.15

To the knowledge of the Vendor, no services provided by the Target Group prior to the date hereof have been provided in a negligent manner or in any other manner which would entitle the recipient of such services to claim damages against the Target Group.

6.16

The Target Group has no liabilities except liabilities arising in the ordinary course of business under contracts for service, purchase orders, supply contracts or sale contracts, nor does it have any other liabilities direct or indirect, absolute or contingent, not required by generally accepted accounting principles to be referred to in the Accounts and the Target Group is not owed any moneys other than trade debts, cash at bank and petty cash on hand.

6.17	The companies within the Target Group have no material capital commitments.

6.18

No companies within the Target Group is not the subject of any official investigation or inquiry and to the knowledge of the Vendor, there are no facts which are likely to give rise to any such investigation or inquiry.

6.19

All companies within the Target Group have at all times carried on its business in compliance with all applicable laws and regulations. To the knowledge of the Vendor, neither the Target Group, nor any of its directors, officers, employees or agents in relation to the Target Group, has committed any criminal offence or any tort or any breach of the requirements or conditions of any statute, treaty, regulation, bye-law or other obligation relating to the Target Group or the carrying on of its business and without prejudice to the generality of the foregoing the Target Group has obtained all registrations, licences and consents necessary to own its assets and for the carrying on of its business, and all such registrations, licences and consents are valid and subsisting and to the knowledge of the Vendor, there is no reason why any of them should be suspended, cancelled or revoked (whether as a result of the sale and purchase of the Sale Shares pursuant to this Agreement or otherwise).

6.20

The Target Group has given no powers of attorney and no other authority express, implied or ostensible which is still outstanding or effective to any person to enter into any contract or commitment to do anything on its behalf other than the authority of employees to enter into routine trading contracts in the normal course of their duties.

6.21	The Target Group does not carry on business under any name other than its own.

6.22	No person is entitled to receive from the Target Group any finder’s fee, brokerage or commission in connection with this Agreement or anything contained in it.

6.23

The Target Group does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Target Group.

6.24

To the knowledge of the Vendor, the Target Group has received no complaint or notice of investigation initiated by the Privacy Commissioner under the Personal Data (Privacy) Ordinance (“PDPO”) and the Vendor is not aware of any action being initiated pursuant to the PDPO.

6.25

No act or transaction has been effected by or on behalf of the Target Group (or by or on behalf of the Vendor (or any director, officer, employee or agent of, or any other person in any way connected with the Vendor)) involving the offering, making or authorising of any payment or gift, or the giving of, or promising to give, anything of value, directly or indirectly, to any government official, political party, party official or candidate for political office for the purpose of influencing the recipient in its or its official capacity in order to obtain business, retain business or direct business to the Target Group or any other person or firm or for any other purpose in connection with or in any way whatsoever related to the business of the Target Group or persons for whom the Target Group has acted as a buying agent.

6.26	There is no transaction to which the Target Group is or has been a party which may give rise to a claim for setting aside under the Companies Ordinance or otherwise howsoever.

7.	Properties

7.1

The Target Group does not and has never owned any real property. The Target Group does not occupy or use any land, building or premises nor does it have any estate, interest, right or title in land, building or premises other than the Current Properties.

7.2	In this paragraph 7 unless the context otherwise requires:

	7.2.1	“Development Control Laws” includes any law or statute from time to time in effect relating to or regulating town and country planning, building, development and/or use of property;

7.2.2

“Liabilities” include all liabilities (whether or not contingent) incurred or to be incurred by any company within the Target Group, all damage or loss suffered by it, all claims, demands, actions and proceedings made or brought against it and all costs and disbursements incurred by it and Liability shall be construed accordingly;

	7.2.3	“Obligations” include covenants, conditions, agreements, stipulations, restrictions, contractual requirements or other obligations (whether positive or negative) of a similar nature;

7.2.4

“Occupancy Documents” include any lease, sub-lease, tenancy agreement, sub- tenancy agreement, licence or other document granted or agreed to be granted by the Target Group or its predecessors in title giving any person a right to use, possess or occupy the Current Properties;

7.2.5

“Occupancy Rights” include any right to use, possess or occupy any of the Current Properties, granted by the Target Group or its predecessors in title or otherwise acquired or in the course of being acquired;

	7.2.6	“Rights” include any easement, way leave, licence, quasi-easement, privilege, contractual right or other rights of a similar nature;

	7.2.7	“Utility” includes provision for sewage disposal, water, electricity, gas, television, telecommunications and information and “Utilities” shall be construed accordingly;

7.3	Any reference to the Current Properties shall (as appropriate) be deemed to include reference to each of them and each and every part of them.

7.4

The Current Properties comprise all the land, buildings and premises currently occupied or used by the Target Group or in respect of which the Target Group has any estate, interest, right or title and the descriptions of the Current Properties set out in Schedule 5 are in all material respects correct and not misleading.

7.5

The Target Group has exclusive and unfettered possession and occupation of the Current Properties and there are no Occupancy Rights in favour of third parties affecting them except any disclosed in Schedule 5.

7.6

All Obligations to which the Current Properties are subject have been observed and performed in all material respects and to the knowledge of the Vendor there are no circumstances which could give rise to the restriction or termination of the continued possession, occupation, use or enjoyment of the Current Properties or to any Liabilities whatever.

7.7	All Obligations from which the Current Properties benefit have been observed and performed and no breach of such Obligations has been waived or acquiesced in.

7.8

To the knowledge of the Vendor, there are no outstanding claims, disputes, complaints, notices, orders or proceedings relating to or affecting the Current Properties or which have given or might give rise to any Liabilities.

7.9

All laws, statutes and subsidiary legislation relating to the use of the Current Properties by the Target Group, the employment of persons by the Target Group or the use or storage of machinery, materials, consumables or chattels by the Target Group in the Current Properties have been complied with in all material respects and all consents, licences or permits required thereunder have been obtained and any conditions or restrictions imposed by such consents, licences or permits have been observed and performed in all material respects.

7.10

No demolition, development or construction work has been carried out by the Target Group in relation to the Current Properties which would require any consent under the Development Control Laws or the relevant Government land grant without such consent having been properly obtained and any conditions or restrictions imposed upon the giving of such consent have been observed and performed in all material respects.

7.11

Except as disclosed in the Disclosure Letter, the Target Group has not entered into any agreements with any Utility authority or company for the supply to or discharge from the Current Properties of any Utility or for mains or other equipment laying and has not deposited any money with any such authority or company as security therefor.

7.12	The Occupancy Documents are on terms negotiated at arm’s length and the rent and fees are as disclosed in the relevant Occupancy Documents.

7.13

All rent, fees and other payments due under the Occupancy Documents or in respect of any Occupancy Rights have been or will have been promptly paid as at the date of this Agreement and as of the Completion Date, and no such rent, fees or other payments have been commuted, waived or paid more than monthly in advance.

7.14

Copies of all of the Occupancy Documents have been supplied to the Purchaser or the Advisors and are true and complete and details of the terms of any subsisting oral Occupancy Rights or Occupancy Rights subsisting by reason of conduct have been supplied to the Purchaser and are true and complete and do not contain any unusual provisions and no collateral assurances, undertakings, concessions or agreements for surrender have been made by any party to any Occupancy Documents or Occupancy Rights.

7.15

The Target Group has not at any time assigned or otherwise disposed of any estate, interest, right or title in or to any land, building or premises in respect of which it has or may have continuing Obligations or Liabilities.

7.16

The Target Group is not the guarantor of any other party’s Obligations or Liabilities under any document creating or disposing of any estate, interest, right or title in or to any land, building or premises.

7.17

Policies of insurance relating to any Liabilities of the Target Group to third parties deriving in any way from the Current Properties or their use have been effected by the Target Group, are current and valid, cover the reasonably foreseeable Liability of the Target Group and are not subject to any special or unusual terms or restrictions or to the payment of any premia in excess of the normal rate for policies of the same kind.

7.18	The Leases of each of the Current Properties are properly completed and stamped and are in the possession and under the control of the Target Group.

7.19	To the knowledge of the Vendor all necessary consents for the grant of the Leases were obtained before such grant.

7.20

The Leases are not subject to any options or rights of pre-emption or first refusal in favour of any third parties. All Leases relating to personal property are in full force and effect and the Target Group is not aware of any breach of any terms of any such Leases.

7.21	Where the Target Group is responsible for maintaining insurance of the Current Properties, the policy conforms in all material respects with the requirements of the relevant Leases.

7.22

Policies of insurance relating to the interior of the Current Properties and their fixtures, fittings and contents have been effected by the Target Group, are current and valid, cover the full reinstatement value thereof and are not subject to any special or unusual terms or restrictions or to the payment of any premia in excess of the normal rate for policies of the same kind.

8.	Environmental Issues

8.1	The Target Group is currently complying with all Environmental Laws and has at all times complied with all Environmental Laws.

9.	Confidential Information and Intellectual Property

9.1.1

In this paragraph 9.1 “Confidential Information” means all know-how, lists of customers or suppliers or other persons engaged or solicited by the Target Group in its capacity as a commissioned buying agent, trade secrets, technical processes or other confidential information belonging to the Target Group or to any third party.

9.1.2

To the best of the Vendor’s knowledge and belief, the Target Group does not use any processes and is not engaged in any activities which involve the misuse of any Confidential Information belonging to any third party.

9.1.3

To the best of the Vendor’s knowledge and belief, all agreements and/or arrangements under which Confidential Information belonging to any third party is made available to the Target Group are set out in the Disclosure Letter and the Target Group is not in breach of any such agreement or arrangement and is not aware of the existence of any circumstances under which its right to use such Confidential Information may be terminated.

9.1.4

To the best of the Vendor’s knowledge and belief, the Target Group is not aware of any actual or alleged misuse by any person of any of its Confidential Information. The Target Group has not disclosed to any person any of its Confidential Information except where such disclosure was properly made in the normal course of the Target Group’s business and was made subject to an agreement under which the recipient is obliged to maintain the confidentiality of such Confidential Information and is restrained from further disclosing it or using it other than for the purposes for which it was disclosed by the Target Group.

9.2

All Intellectual Property used in the business or businesses of the Target Group, if any, is used by the Target Group in accordance with the terms of a current licence from the owner of that Intellectual Property (“Licensed IP”).

9.3	RBIPL is the registered and beneficial owner of all the RBIPL IP Rights specified in Schedule 12. free and clear of any lien, charge, mortgage or other encumbrance or third party right whatsoever .

9.4	RBL does not own any registered Intellectual Property.

9.5	The Target Group has not breached and is not aware of any allegation of breach of Licensed IP, if any, during the period of six years prior to Completion.

10.	Computer Systems and Software

10.1

In this paragraph 10, the expression “the Software” means all computer programs and software used or supplied in or in connection with the business of the Target Group (whether owned by the Target Group, licensed to the Target Group by a third party or sub-licensed by the Target Group pursuant to a licence agreement from a third party).

10.2

The Target Group is entitled to use the Software. Immediately following the consummation of the transactions contemplated pursuant to this Agreement, the Target Group will retain all right, title and interest in and to the use of the Software.

10.3

The Target Group has not at any time had any dispute with any person relating to proprietary or other rights in or to the Software. All licences relating to the Software granted to the Target Group are in full force and effect and the Target Group is not aware of any breach of any terms of any such licences. The Target Group has never granted to a third party a licence to use the Software, and to the best of the Vendor’s knowledge and belief, the Target Group has on the termination of any license granted to it either returned or destroyed all copies of the Software in its possession, custody or control.

10.4

The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions (including any acceleration or increase in any obligations thereunder) of or constitute a default under any licence relating to the Software granted to the Target Group.

11.	Insurance

11.1

The Disclosure Letter sets forth a list of all liability (including public liability, third party liability and automobile liability), workers’ compensation, property and other policies by which the Target Group has been insured at any time during the three years preceding the date of this Agreement. True and correct copies of all such insurance policies have been made available to the Purchaser or the Purchaser’s Solicitors. Such list includes the type of policy, form of coverage, policy number and insurer, coverage dates, named insured, limit of liability, deductible and a history of all claims made by or on behalf of the Target Group under any such policy during the three years preceding the date of this Agreement.

11.2

All existing insurance polices of the Target Group are as disclosed in the Disclosure Letter. Except as disclosed in the Disclosure Letter, the Target Group has at all times been adequately covered against accident, third party, public liability, and other risks normally covered by insurance and nothing has been done or omitted to be done by or on behalf of the Target Group which would make any policy of insurance void or voidable or enable the insurers to avoid the same and the Vendor is not aware of any circumstances likely to give rise to a claim under any such policy or result in an increased rate of premium.

11.3

All information furnished in obtaining or renewing the insurance policies of the Target Group was correct, full and accurate when given and any change in that information required to be given was correctly given. The Target Group is not in default under any of these policies.

11.4	The Target Group has not suffered any uninsured losses nor waived any rights of material or substantial value or, except as contemplated pursuant to this Agreement, allowed any insurances to lapse.

12.	Litigation

12.1

Neither the Target Group nor any person for whose acts or defaults the Target Group may be vicariously liable is engaged whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings or any proceedings before any tribunal (save for debt collection by the Target Group in the ordinary course of business) and to the best of the Vendor’s knowledge and belief, there are no proceedings threatened or pending against the Target Group including proceedings in respect whereof the Target Group is liable to indemnify any party concerned therein and in particular but without prejudice to the generality of the foregoing the Target Group is not liable (other than contingently) to make any redundancy or severance or long service payment to any person (except as disclosed in the Accounts, the Management Accounts or in the Disclosure Letter) or pay any other compensation to any of its employees and there are no facts which are likely to give rise to any litigation or proceedings. There are no unfulfilled or unsatisfied judgments or orders against the Target Group or any of its assets and there has been no delay by it in the payment of any obligation due for payment.

12.2

The Disclosure Letter summarizes all threatened or actual civil, criminal and arbitration proceedings during the five years preceding the date of this Agreement in which the Target Group was a plaintiff or defendant or other party thereto.

12.3

Except as described in the Disclosure Letter and for those disputes that arise in the ordinary course of business following the execution of this Agreement but prior to the Completion, in any case which would not reasonably be expected to have a material adverse change in the financial condition or the position, prospects, assets or liabilities of the Target Group, there are no current disputes between the Target Group and any of its suppliers, employees or officers (or other persons engaged or solicited by the Target Group in its capacity as a commissioned buying agent) in relation to goods or services purchased or supplied, plant or machinery, duties or work or any loss, damage or injury resulting therefrom.

13.	Employment and Retirement Scheme Matters

13.1	RBL and RBIPL have never had any employee and they do not currently have any employee.

13.2

There has been no past and there is no existing or threatened or pending industrial or trade dispute involving the Target Group and any of its employees, there are no agreements or arrangements (whether oral or in writing or existing by reason of custom and practice) between the Target Group and any trade union or other employees’ representatives concerning or affecting the Target Group’s employees and there are no trade unions or other employees’ representatives whom the Target Group recognises to any extent for collective bargaining purposes.

13.3

The Target Group has neither given notice of any redundancies or lay offs nor started consultations with any independent trade union or employees’ representatives regarding redundancies, lay offs or dismissals within the period of one year prior to the date hereof. To the knowledge of the Vendor, no circumstances have arisen under which the Target Group is likely to be required to pay damages for wrongful dismissal, to make any statutory severance, redundancy or long service payment or to make or pay any compensation for unreasonable dismissal or to make any other payment under any employment protection legislation or to reinstate or re-engage any former employee. To the knowledge of the Vendor, no circumstances have arisen under which the Target Group is likely to be required to pay damages or compensation, or suffer any penalty or be required to take corrective action or be subject to any form of discipline under the Sex Discrimination Ordinance, the Disability Discrimination Ordinance, the Family Status Discrimination Ordinance or any other laws conferring protection against discrimination, harassment, victimisation or vilification by reason of age, gender, family circumstances, race, religion or disability in any jurisdiction. So far as the Target Group is aware, there are no current, pending or threatened claims of any type against it by any existing or former employees.

13.4

There are no existing service or other agreements or contracts between the Target Group and any of its directors or executives or employees which cannot be lawfully terminated by three calendar months’ notice or less without giving rise to any claim for damages or compensation other than a statutory redundancy or severance or long service payment, and the Target Group has complied with all its obligations under all ordinances, statutes and regulations, codes, orders and awards in connection with its employees and with all collective agreements with respect to trade unions or to employees of the Target Group.

13.5

The Disclosure Letter lists each officer, manager, consultant, independent contractor and employee employed or engaged by or on behalf of the Target Group and the material terms of such employment or engagement (including fees or compensation paid or payable, the term of employment or engagement, the duration of service, and a description of the services rendered by each such person) and such individuals are all of the individuals necessary for carrying on the Target Group’s business or businesses as presently constituted. Except as set forth in the Disclosure Letter, no other person acts for, on behalf of or in the name of the Target Group or provides services, supervision or management to, or for the benefit of, the Target Group (if any).

13.6

The Disclosure Letter summarizes the material terms (including the determination of amounts payable, payment date(s) and approval requirements by officers or directors of the Target Group) of all schemes or arrangements for the payment of bonuses to all employees (if any). The Disclosure Letter summarizes all policies and practices of the Target Group with respect to performance reviews and reviews of compensation and fees (including increases thereof) for officers, managers, consultants, independent contractors and employees employed or engaged by or on behalf of the Target Group (if any).

13.7

The Target Group has at all relevant times complied with all its obligations under statute or otherwise concerning the health and safety at work of its employees, and to the knowledge of the Vendor, there are no claims capable of arising or threatened or pending by any employee or third party in respect of any accident or injury which are not fully covered by insurance.

13.8

No term of employment or engagement of any officer, manager, consultant, independent contractor and employee of the Target Group provides that a change in control of the Target Group (however change of control may be defined, if at all) shall entitle such person to treat the change of control as amounting to a breach of the contract or entitling him to any payment or benefit whatsoever or entitling him to treat himself as redundant or otherwise dismissed or released from any obligation. No officer, manager, consultant, independent contractor or employee of the Target Group is entitled to, or has indicated to the Target Group or Vendor of any intention for or expectation with respect to, any increase in the fees or compensation paid by the Target Group (whether as a result of the sale of the Sale Shares or otherwise).

13.9

The Target Group has no retirement schemes, retirement benefits, pension, provident, superannuation, share option, share incentive, life assurance, disability or similar schemes, arrangements or obligations for any employees or directors or former employees or directors of the Target Group or any of their spouses or dependants, and the Target Group has no obligation (whether legally binding or established by custom) to pay any pension, allowance or gratuity or make any other payment on termination of service, death or retirement or to make any payment for the purpose of providing any similar benefits to or in respect of any person who is now or has been an officer or employee of the Target Group or any spouse or dependant of any such person and is not a party to any scheme or arrangement having as its purpose or one of its purposes the making of such payments or the provision of such benefits. The Target Group has not announced any proposals to establish any such schemes, arrangements or obligations.

13.10

The Target Group has at all times complied with the requirements of the MPFS Ordinance and any requirements of the Mandatory Provident Fund Schemes Authority in respect of its relevant employees who are not exempted from the MPFS Ordinance. For this purpose, the term “relevant employees” shall have the meaning as given to it under the MPFS Ordinance.

13.11

Except as disclosed in the Disclosure Letter, on or prior to the Completion Date, the Target Group has not participated in any occupational retirement scheme registered under the Occupational Retirement Schemes Ordinance (Chapter 426 of the Laws of Hong Kong) or any other mandatory provident funds schemes.

14.	Arrangements with connected persons etc.

14.1

All amounts outstanding and appearing in the books of the Target Group as loan accounts or as due to directors or shareholders wholly represent money or money’s worth paid or transferred to the Target Group as the case may be or remuneration accrued due and payable for services rendered. All amounts outstanding between the Vendor and the Target Group are specifically disclosed in the Accounts.

14.2

Except as disclosed in the Disclosure Letter, there is not outstanding and there has not at any time been outstanding any contract or arrangement to which the Target Group is a party and in which any of the Vendor or directors or officers of the Target Group is or has been interested, whether directly or indirectly, other than arm’s length service contracts and the Target Group is not a party to, nor have its profits or financial position at any time been adversely affected by, any contract or arrangement which is not of an entirely arm’s length nature; save as aforesaid or as disclosed in the Disclosure Letter, there are no agreements or understandings (whether legally enforceable or not) between the Target Group and any person who is a shareholder or the beneficial owner of any interest in the Target Group or any other company controlled by any such person relating to the management of the Target Group’s business or the appointment or the removal of its directors or the ownership or transfer of ownership or the letting of any of its assets or the provision of finance, goods, services or other facilities to or by the Target Group or otherwise howsoever relating to the Target Group or its affairs.

14.3

Since the commencement of its operations, except as set forth in the Accounts or the Disclosure Letter, no payment or other consideration or the rendering of any service has been given by or on behalf of any Vendor (or any person connected with the Vendor) to any supplier (or other person engaged or solicited by the Target Group in its capacity as a commissioned buying agent) in connection with or in any way whatsoever related to the business of the Target Group (or the business of any person for whom the Target Group has served as a buying agent) and no payment or other consideration or the rendering of any service has been received by any Vendor (or any person connected with the Vendor) from any supplier (or other person engaged or solicited by the Target Group in its capacity as a commissioned buying agent) in connection with or in any way whatsoever related to the business of the Target Group.

14.4

The Vendor (or any person connected with the Vendor) is not at the date hereof either individually or collectively or with any other person or persons engaged in any other business or concerned or interested in any way whatsoever in any other business of a similar nature to or directly competitive with that carried on by the Target Group.

15.	Matters since the Accounting Date

Since the Accounting Date:

15.1

there has been no interruption or alteration in the nature, scope or manner of the Target Group’s business which business has been carried on lawfully and in the ordinary and usual course of business so as to maintain it as a going concern;

15.2

there has been no material adverse change in the financial condition or the position, prospects, assets or liabilities of the said business or the Target Group as compared with the position disclosed by the Accounts and there has been no damage, destruction or loss (whether or not covered by insurance) affecting the said business or its assets;

15.3	no material supplier (or other person engaged or solicited by the Target Group in its capacity as a commissioned buying agent) has:-

	15.3.1	indicated that it is likely to cease trading with or supply to the Target Group or any person for whom the Target Group has served as a buying agent;

	15.3.2	indicated that it is likely to reduce substantially its trading with or supplies to the Target Group or any person for whom the Target Group has served as a buying agent; or

15.3.3

indicated that it is likely to change substantially the terms upon which it is prepared to trade with or supply the Target Group or any person for whom the Target Group has served as a buying agent (other than normal price and minor changes).

15.4

the Target Group has continued to pay its creditors in the ordinary course of business and no unusual trade discounts or other special terms have been incorporated into any contract entered into by the Target Group;

15.5	the Target Group has not entered into or varied any contract or assumed any liability which is outside the ordinary or proper course of its business or which is long term, unusual or onerous;

15.6	the Target Group has not entered into any capital commitment (whether by way of purchase, lease, hire purchase or otherwise);

15.7	the Target Group has not, except in the ordinary course of business, acquired, sold, transferred or otherwise disposed of any assets of whatsoever nature;

15.8	except as disclosed in the Disclosure Letter, or in the ordinary course of business, the Target Group has not cancelled, waived, released or discontinued any rights, debts or claims;

15.9	the Target Group has not hired or dismissed any employee except in the ordinary course of business;

15.10

no resolutions have been passed by the Target Group and nothing has been done in the conduct or management of the affairs of the Target Group which would be likely to materially reduce the net asset value of the Target Group (except payments of charitable donations and distributions of dividends disclosed in the Disclosure Letter or in the Management Accounts);

15.11

the Target Group has not made any purchase or sale or introduced any method of management or operation in respect of the business, undertaking or assets of the Target Group except in a manner consistent with proper prior practice;

15.12

the Target Group has not incurred or become subject to any liability or obligation (absolute or contingent) except current liabilities and obligations, in each case incurred under contracts entered into in the ordinary course of business and consistent with past practice which do not materially increase the nature or amount of liabilities or obligations disclosed in the Accounts;

15.13

no material changes have occurred in the assets and liabilities (actual or contingent) shown in the Accounts and the Target Group has not discharged or satisfied any lien or encumbrance or any other obligation or liability (absolute or contingent) other than liabilities disclosed in the Accounts as at the Accounting Date and current liabilities incurred since the Accounting Date in the ordinary course of business;

15.14

the Target Group has not carried out or entered into any transaction and no other event has occurred in consequence of which (whether alone or together with any one or more transactions or events occurring before on or after the date hereof) any liability to Tax of the Target Group has arisen or will or may arise (or would have arisen or would or might arise but for the availability of any relief, allowance, deduction or credit) other than Tax on actual income or profits of the Target Group arising from transactions entered into in the ordinary course of business;

15.15

except as disclosed in the Disclosure Letter, no payment has been made by the Target Group which will not be deductible for Tax purposes either in computing the profits of the Target Group or in computing the Tax chargeable on the Target Group; and

15.16	no payment has been made by the Target Group to any of the Vendor (except compensation paid to officers and employees of the Target Group, as applicable, in the ordinary course of business).

16.	Accuracy of Information Provided

16.1	All information contained in this Agreement (including the recitals) is true and accurate in all material respects and not misleading in any material respect.

16.2

To the best knowledge and belief of the Vendor without independent inquiry and in the absence of gross negligence on the part of the Vendor, all information given to the Purchaser and the Advisors by the Vendor, the officers and employees of the Target Group, the Vendor’s professional advisers and the Target Group’s advisers during the negotiations prior to this Agreement was when given and is at the date hereof true and accurate in all material respects.

16.3

All information contained in the Disclosure Letter is true and accurate in all material respects and fairly presented and there is no fact or matter which has not been disclosed in the Disclosure Letter which renders any such information materially untrue or misleading and there is no fact or matter concerning the Target Group and its business and affairs which has not on the basis of the utmost good faith been disclosed in the Disclosure Letter which would reasonably be expected to influence the decision of the Purchaser to proceed with the purchase of the Sale Shares on the terms of this Agreement.

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SCHEDULE 10

RBIPL IP Rights

	Description of Mark	Class of Registration	Description of Registration
1.	“ROOTS & Device”	Class 21	US Trade Mark Registration No.3222538
2.	“ROOTS & Device”	Class 21	Swiss Trade Mark Registration No.548477
3.	“ROOTS & Device”	Class 21	Community Trade Mark Registration No.005083101
4.	“ROOTS & Device”	Class 21	PRC Trade Mark No.5186925

SCHEDULE 11

Form of Distribution and Sales Agreement

Distribution and Sales Agreement

By and between:

WELL TALENT TECHNOLOGY LIMITED a company incorporated with limited liability in the British Virgin Islands with its registered office atAkara Building, 24 De Castro Street, Wickams Cay 1, Road Town,, Tortola, British Virgin Islands (hereinafter referred to as “WELL TALENT”)

and

BIOPACK ENVIRONMENTAL LIMITED a company incorporated with limited liability in Hong Kong with its registered office at Room 1302, 13th Floor, Enterprise Centre, Tsimshatsui, Kowloon, Hong Kong (hereinafter referred to as “BEL”) on _______________, 2010 in Hong Kong.

Preamble

WHEREAS WELL TALENT is manufacturing bio-degradable food container and packaging products (“the PRODUCTS”) via its subsidiaries.

WHEREAS BEL desires to obtain the sole sales distributor for Europe, North America, Australia, Africa, South America and Hong Kong (the “TERRITORY”) under the name ROOTS BIOPACK (“RB”) and be the solely authorized representative in said jurisdictions for the PRODUCTS.

WHEREAS WELL TALENT will distribute directly into the TERRITORY through BEL and try her best to prevent other distributors outside the TERRITORY to sell within the TERRITORY.

WHEREAS WELL TALENT desires to grant BEL the sole authorized representative to exclusively handle all sales enquiries in the TERRITORY. WELL TALENT will channel all current and future sales and enquiries to BEL within the TERRITORY.

WHEREAS both the Parties have agreed to set up the MOLD OWNERSHIP scheme, where BEL shall own her exclusive set of molds (“the MOLDS”) for manufacturing the PRODUCTS. These MOLDS are exclusive in terms of the unique product design. WELL TALENT shall make the MOLDS on behalf of BEL whilst BEL shall be responsible for all costs related to making the MOLDS. WELL TALENT shall deliver the PRODUCTS made by the MOLDS of BEL within the TERRITORY only. For products which Well Talent already produces, BEL shall bear no charges for mould costs.

WHEREAS BEL shall primarily distribute the PRODUCTS within the TERRITORY, however, there is no restriction for BEL to ship or deliver the PRODUCTS, which are made by her exclusive molds, to regions outside the TERRITORY.

WHEREAS BEL declares that it has the necessary organization and strength to efficiently promote the sales of the PRODUCTS in the TERRITORY.

WHEREAS the Parties have agreed to formalize their cooperation in this Agreement.

WHEREAS BEL shall be allowed to periodically discuss openly the market situation in the TERRITORY and keep Well Talents updated on projects in the TERRITORY.

WHEREAS BEL shall inform WELL TALENT on marketing and promotional efforts in order to ensure that marketing investments are well spent.

NOW THEREFORE the Parties in recognition of the foregoing and in consideration of the mutual undertakings contained in this Agreement, agree as follows.

Article 1

Definitions

Whenever used in this Agreement the following terms shall have exclusively the following respective meanings set forth below:

1.1	PRODUCTS shall mean the bio-degradable Food container and packaging products of WELL TALENT.

1.2	TRADEMARK(S) shall mean the trademark(s) as listed in Annex 1.

1.3

ROOTS BIOPACK shall mean the entity that BEL shall use to represent WELL TALENT to distribute the PRODUCTS in the TERRITORY and shall exclusively handle all related sales enquires within the TERRITORY.

1.4

TERRITORY shall mean Europe (Netherlands, Luxemburg, Belgium, the United Kingdom, Germany, Sweden, France, Spain, Italy, Finland, Denmark, Portugal, Austria, Czech Republic, Poland, Latvia, Lithuania and Hungary), North America, Australia, Africa, South America and Hong Kong.

1.5	REGISTRATION shall mean all registrations and approvals by the competent national authorities which are necessary for the lawful marketing and sale of the PRODUCTS in the TERRITORY.

1.6	CONTRACT PERIOD shall be the period starting from the date of signing this Agreement, as the case may be, and ending 12 months thereafter.

Article 2

BEL’s Rights and Exclusivity

2.1

Subject to the terms and conditions set forth in this Agreement, WELL TALENT hereby grants BEL the exclusive right to market distribute and sell the PRODUCTS in the TERRITORY. However, WELL TALENT shall notify all its relevant agents, clients and/or distributors who are dealing outside the TERRITORY that BEL has been appointed as the sole and exclusive agent of WELL TALENT to distribute and sell the PRODUCTS in the TERRITORY.

2.2

WELL TALENT hereby undertakes to notify all relevant agents and clients who are dealing with the PRODUCTS outside the TERRITORY that BEL has been appointed as the sole and exclusive agent to distribute and sell the PRODUCTS in the TERRITORY.

2.3	During the CONTRACT PERIOD of this Agreement, WELL TALENT hereby undertakes not to further develop new customers in the TERRITORY without the consent of BEL.

2.4

WELL TALENT shall take all necessary actions to use her best endeavor to ensure that the PRODUCTS will be marketed, distributed and sold solely through BEL in the TERRITORY. Should any party, including WELL TALENT or BEL, find that the PRODUCTS are marketed, distributed and /or sold in the TERRITORY through sources outside the TERRITORY, WELL TALENT shall use her best effort to locate such sources and shall demand such sources to stop shipment of the PROUDCTS to the TERRITORY. WELL TALENT shall keep BEL fully informed of all actions taken in relation thereto. Besides, WELL TALENT shall try her best to immediately stop supplying to such sources if they fail to comply with such demand immediately.

2.5	WELL TALENT shall not sell the PRODUCTS to the TERRITORY directly, including the PRODUCTS with TRADEMARK or without TRADEMARK.

2.6

BEL shall sell the PRODUCTS under the name ROOTS BIOPACK for her own account and at her own risk. BEL nor her employees, sub-dealers, agents or any third party taking over or carrying out any of BEL’s agents or any third party taking over or carrying out any BEL’s obligations under this Agreement shall under any circumstances be considered as employees, sub-dealers or agents of WELL TALENT. BEL shall have no authority to bind WELL TALENT in any way or contract in the name of WELL TALENT.

2.7	BEL undertakes regarding the PRODUCTS to procure them exclusively from WELL TALENT as far as WELL TALENT is able to meet the demand.

2.8

BEL shall immediately convey to WELL TALENT any enquiries received from outside the TERRITORY except as otherwise agreed between the Parties in writing. BEL has no right to any compensation regarding sales resulting from such enquiries.

2.9

WELL TALENT shall immediately submit, if applicable, to BEL direct matters received from the TERRITORY, including current enquiries, existing orders prior to the signing of this Agreement and a list of customer details of the TERRITORY. WELL TALENT should inform her current customers within 2 weeks upon the signing of this agreement that BEL has been appointed as the sole distributor for the TERRITORY. BEL will visit the aforesaid customers afterwards.

2.10

BEL has the right to appoint sub-dealers or agents within the TERRITORY but BEL shall in such case obtain WELL TALENT’s prior consent. BEL shall be liable towards WELL TALENT for the acts and omission of the sub-dealers or agents so appointed in the same manner as for her own. Any compensation as many be foreseen by law or otherwise for such sub-dealers or agents during, on or after termination of such an agreement shall be exclusively for the account of BEL.

Article 3

REGISTRATION of the PRODUCTS

3.1

BEL shall be responsible to promptly inform WELL TALENT of those PRODUCTS which for the lawful marketing and sale requires REGISTRATION in the TERRITORY. BEL shall advise WELL TALENT in writing of the regulatory requirements which must be met to obtain the REGISTRATION and of the requisite information and documentation therefore as well as of such information and documentation which would be helpful to obtain the said REGISTRATION as soon as possible.

3.2

Upon the consent from WELL TALENT, BEL shall apply for Registration in the name of WELL TALENT or any designee nominated by WELL TALENT and where this is not possible the application will be filed in the name of ROOTS BIOPACK. BEL shall confirm that Registration in the name of ROOTS BIOPACK or any rights which many accrue to BEL in carrying out activities as per this Agreement will automatically be transferred to WELL TALENT or any designee nominated by WELL TALENT latest on the expiration or termination of this Agreement and BEL shall have no claims, rights or any proprietary interest over and relating to the name of ROOTS BIOPACK whatsoever.

3.3

WELL TALENT will furnish any information and assistance required for the REGISTRATION and any data required for the authorities for REGISTRATION and will supply BEL complete files, for registration as soon as possible; any costs for translations will be borne by BEL. Translations carried out or arranged by BEL shall be BEL’s own responsibility.

3.4

BEL shall use her best endeavors to obtain the Registration and thereafter to maintain the same during the continuance of this Agreement as required by law. In doing so, BEL will act in a competent and professional manner using all due diligence.

3.5

BEL shall supply to the registration authorities all available documentation with a view to obtaining the Registration of the PRODUCTS and for no other purpose whatsoever. It is understood that the composition and the specifications of the PRODUCTS represent valuable proprietary knowledge of WELL TALENT which shall not be disclosed by BEL except if necessary and for the sole purpose of obtaining the Registration.

3.6

Upon the written consent from WELL TALENT, all fees necessary to obtain the Registration of the Product and all direct costs and expenses incurred in connection with obtaining and maintaining the Registration shall be borne by WELL TALENT. BEL shall periodically and in advance inform WELL TALENT of the anticipated costs.

3.7

Upon the written consent from WELL TALENT, the costs or expenses (to be) incurred in connection with any clinical trial or other work required for obtaining the Registration of the PRODUCTS shall be borne by WELL TALENT or reimbursed by WELL TALENT to BEL. No costs will however be borne or reimbursed without WELL TALENT first having approved any such cost and/or expense in writing and then only up to such approved budget.

3.8

BEL shall keep WELL TALENT at all times informed of the status of and the progressing of the prosecution of the Registration and BEL shall send to WELL TALENT copies of all correspondence and documents (including English translations) exchanged with any authorities in the TERRITORY.

3.9

Prior to filing any documentation relating to the PRODUCTS with any authorities BEL shall submit one copy thereof to WELL TALENT for approval in writing. The approval by WELL TALENT of such documentation does however not limit the responsibility of BEL under Art. 3.1 In any way. Upon obtaining any REGISTRATION relating to the PRODUCTS, BEL shall make available a full copy thereof to WELL TALENT.

3.10	All PRODUCTS have approvals for FDA regulations and certification of EN13432 / Din 54900 from Germany, except if agreed between parties in writing per PRODUCT otherwise.

Article 4

Sales of PRODUCTS, Publicity

4.1

BEL shall use her best endeavors to sell PRODUCTS within the TERRITORY. WELL TALENT shall produce available materials to support BEL, including presentation material, samples, catalogs, PRODUCTS specifications, etc.

4.2	BEL shall give WELL TALENT sufficient notice and place orders of volumes in container quantities. BEL may place smaller pallet orders for local delivery with pre-arranged shipping agreement.

4.3

BEL shall submit to WELL TALENT on a regular basis market reports regarding PRODUCTS, competitor information (product types, product prices etc.) and possible new official regulations in the TERRITORY.

4.4

WELL TALENT shall provide to BEL on a regular basis publicity activities reports regarding PRODUCTS, competitor information (product types, product prices, etc.) and known possible new official regulations in the TERRITORY.

4.5

WELL TALENT shall observe and comply with all national and supra-national laws, rules and regulations applicable to the manufacturing and packaging of the PRODUCTS. Should any change of regulations which is likely to affect the manufacture and packaging of the PRODUCTS come to the knowledge of any Party, such Party shall forthwith inform the other Party accordingly in writing.

Articles 5

Stock

5.1

In order to be able to quickly fulfill customer’s needs, BEL shall maintain a stock of PRODUCTS, the extent of which shall be agreed by the Parties hereunder. BEL shall be responsible to have during the continuance of this Agreement suitable infrastructure available.

5.2	WELL TALENT shall supply PRODUCTS to BEL in the TERRITORY on FOB China basis or otherwise be agreed between each other.

5.3

BEL will handle all orders from the TERRITORY to WELL TALENT through the office of Biopack Environmental Limited at Room 1302, 13th Floor, Enterprise Centre, Tsim Sha Tsui, Kowloon, Hong Kong as well as shipment instruction for the markets if shipped direct from WELL TALENT. WELL TALENT will issue invoice to BEL for PRODUCTS shipped to the TERRITORY when shipping direct from WELL TALENT to BEL’s customers in the TERRITORY.

Article 6

Prices, Terms of delivery

6.1

WELL TALENT and BEL shall as soon as practicable after the signing of this Agreement agree on the pricing for the Products with reference to the production costs and profit of WELL TALENT and the market conditions of the Territory.

6.2	WELL TALENT will deliver PRODUCTS to BEL based on FOB China prices as requested or otherwise.

6.3	BEL shall be free to fix her own sales prices. However, the prices shall be fixed in such way to reach optimum sales.

6.4	Payments by BEL shall be effected in US Dollars upon receipt of the original Bill of Lading of the shipment.

6.5

BEL shall provide WELL TALENT with forwarding instructions with each order. Failure to provide such instructions will authorize WELL TALENT to carry out the dispatch in its own name without, however, assuming any responsibility regarding cost or time of transportation.

6.6

Promptly upon receipt of any shipment of any PRODUCTS at the BEL’s warehouse, which shall in no case be later than 14 days from the date of arrival of the shipment at the unloading port, BEL shall diligently inspect the shipment as to any damages or missing quantities.

6.7

In the event that any shipment of PRODUCTS or any merchandise supplied by WELL TALENT shall have been found to be missing or damaged due to inferior packing and such missing or damaged quantity shall have been reported to WELL TALENT in writing within 14 (fourteen) working days from the date of arrival at the warehouse together with reasonable evidence of such damage or missing quantity, WELL TALENT shall, if it accepts the same, use its best efforts to replace such PRODUCTS affected, always provided that WELL TALENT is responsible for the damage and/or short shipment.

Article 7

Non-Competition, Confidentiality

7.1	BEL shall not add to her sales program any PRODUCTS using from molded fibers from sugarcane dregs or from other biodegradable materials without WELL TALENT’s prior written consent.

7.2

BEL shall keep strictly confidential the specifications and any other confidential information, know-how and/or data relating to the PRODUCTS or relating to this Agreement (collectively hereinafter referred to as the “Information”) received or obtained from or on behalf of WELL TALENT whether received prior or subsequently to the making of this Agreement. BEL shall not without the prior written consent of WELL TALENT make such Information or any part thereof available to any third party(ies), except if and to the extent stated in this Agreement and then only under similar obligations of secrecy or, if required by law or statute, to such competent governmental agencies to which it will be essential to receive such Information for Registration and in view of attaining the objectives of this Agreement. BEL shall use the Information only for the purposes of this Agreement and the cooperation between the Parties hereto. Any further use shall only be permitted based on the agreement of WELL TALENT. By the signature of this Agreement and the transfer of Information BEL does acquire any right whatsoever to be granted a license with respect to any patents, trademarks, designs, know-how, copyrights or trade secrets or any other property rights of WELL TALENT, which are not being specified herein or in any common document.

7.3	The Information shall only be made available to such employees of BEL who need to know the same in the performance of their work and who shall be subject to similar obligations of secrecy in writing.

7.4	The secrecy obligations as per this Article shall go on until the Information has become public knowledge without the fault of BEL.

Article 8

Trademarks, Copyright

8.1	BEL shall support and not object against any trademark applications of WELL TALENT.

8.2

BEL recognizes the exclusive rights of WELL TALENT regarding the Trademarks and that the use thereof shall always be on behalf and for the benefit of WELL TALENT. Any trademark rights which may accrue to BEL shall be assigned to WELL TALENT forthwith.

8.3

BEL shall not adopt during the term of this Agreement or thereafter, any work or symbol which is similar to the Trademarks or any part thereof or to the names “WELL TALENT” and “RB”. After expiration of this Agreement, BEL shall stop the use of the Trademarks and the names “WELL TALENT” and “RB” forthwith.

8.4	WELL TALENT shall grant BEL the use of the company name ROOTS BIOPACK EUROPE for the duration of this Agreement.

8.5

WELL TALENT will hold BEL harmless from any alleged infringement of their party rights by using the Trademarks. In case of infringement, WELL TALENT has the right to introduce a new trademark and BEL shall not therefore have any claim for damages against WELL TALENT.

8.6

BEL shall immediately notify WELL TALENT of any infringement claim received from their parties concerning the PRODUCTS and of any infringement of the Trademarks and/or other intellectual property rights of WELL TALENT by third parties within the TERRITORY. BEL will follow WELL TALENT’s instructions and assist WELL TALENT at no charge to defend such cases. Legal costs and disbursements shall be borne by WELL TALENT. This is without prejudice to the liberty of WELL TALENT to follow-up such claims or not.

8.7

WELL TALENT is the sole owner of the copyright regarding pamphlets and other written documentation which shall be handed over to BEL, in particular also the marketing know-how. BEL recognizes the exclusive rights of WELL TALENT and undertakes not to use such information for any other purpose than described in this Agreement.

Article 9

Warranty and Disclaimer, Liability Insurance

9.1

WELL TALENT hereby warrants to BEL that the PRODUCTS delivered under this Agreement shall be of good quality but WELL TALENT’s obligation shall in no event exceed her obligation to replace any defective PRODUCTS or other merchandise and this is expressly in lieu of all other warranties express or implied.

9.2

WELL TALENT shall not be responsible for any damages, claims or losses which BEL or any Third Party(ies) may suffer by reason of any act(s) or omission(s) on the part of BEL or attributable to BEL or on the part of any Third Party having taken over any obligation of BEL or acting as BEL’s agent. BEL shall fully indemnify WELL TALENT for all damages, claims or losses suffered or incurred by WELL TALENT by reason of acts or omissions of BEL.

9.3	BEL shall have no claim against WELL TALENT for the unauthorized use by third parties of the Trademarks or other intellectual property rights of WELL TALENT.

9.4

Any and all sales contracts and other liabilities entered into by BEL relating to the sale and delivery of PRODUCTS are BEL’s own and whole responsibility. Except as otherwise provided in this Agreement, BEL shall save and hold WELL TALENT harmless from any injury, loss, claim or damage to any other person, firm, corporation, partnership or other entity arising out of or in any way related to BEL’s sale and delivery of PRODUCTS except if claims arise from problems caused by WELL TALENT.

9.5

Except as otherwise mentioned in this Agreement WELL TALENT gives no other warranty, express or implied, of merchantability, capacity or fitness for a particular purpose or other express or implied warranty with respect to the PRODUCTS. No oral or written representation by or on behalf of WELL TALENT shall be interpreted to contain any such warranty. Nor shall WELL TALENT be liable for special or indirect, incidental or consequential damages such as loss of business operation or profits arising out of or in any way related to this Agreement or the use or handling of the PRODUCTS. There shall be no variation or exception from any warranty hereunder unless in writing and signed by WELL TALENT’s authorized representative. This is in lieu of all other remedies.

Article 10

Term, Expiration and Termination

10.1

This Agreement comes into force after the signatures by both Parties. This Agreement replaces all previous agreements and contracts between the Parties and shall continue in full force for a period of 24 (Twenty-four) months. Thereafter terminated by either Party giving the other Party at least 6 (six) months notice. In case this Agreement is not terminated by either party it will automatically be extended once for another 24 (Twenty-four) months.

10.2

BEL will continue her sales efforts until the expiration of this Agreement. However, BEL will reduce the stocks as much as reasonable while approaching the date of expiration of this Agreement. In consultation with WELL TALENT, BEL may continue her sales efforts for one month after termination of this Agreement to finalize pending negotiations. Still pending supply obligations resulting either from such negotiations or from pending orders have to be fulfilled within 3 (three) months from the date of terminating this Agreement.

10.3

Both the Parties hereto reserve the right of early termination in case of breach of contract. The Party in default shall be given a three months period to fulfill her obligations hereunder and, if after such period it is still in breach of contract, the other Party shall have the right to cancel this Agreement forthwith, without prejudice to any obligations or liabilities of either Party already accrued prior to such termination.

10.4

Notwithstanding the above WELL TALENT shall have the right to terminate this Agreement forthwith if BEL (a) infringes her obligations as per Article 3.5 or 7 and/or (b) unduly limits her activities or her sales organization and/or (c) merge with a third party or otherwise change control in a manner detrimental to WELL TALENT, e.g. in case of a takeover by or a merger with a competitor of WELL TALENT.

10.5

This Agreement and BEL’s appointment hereunder shall terminate automatically and without further action by either Party if BEL or WELL TALENT shall become insolvent or shall make an assignment for the benefit of creditors or become involved in receivership, bankruptcy or other insolvency or debtor relief proceedings, or any similar proceedings, or in proceedings, voluntary or forced, whereby BEL or WELL TALENT is limited in the free and unrestrained exercise of its own judgment as to the carrying out of the terms of this Agreement.

10.6	BEL shall return to WELL TALENT forthwith at her address first above written or to WELL TALENT’s designee all documents, papers, data and dossiers relating to the PRODUCTS.

10.7

Neither Party shall be entitled to make any claim against the other for compensation, indemnity or penalty or otherwise on account of expiration or ordinary termination of this Agreement. The foregoing shall not, however, prejudice the right of either Party to recover damages from the other for any other reason.

Article 11

Final Provisions

11.1	Entire Agreement

This Agreement supersedes all prior agreements and understandings made by either Party or between the Parties. It constitutes the entire Agreement of the Parties and no modifications of the Terms of this Agreement shall be effective unless in writing and signed by the Party against whom enforcement of the modification is sought.

11.2	Assignment

BEL shall not assign this Agreement to any third party without the written prior consent of WELL TALENT.

11.3	Severability

Should any of the provisions, terms or conditions of this Agreement become or be held invalid or unenforceable in the light of any laws, governmental actions or regulations, then such invalidity or unenforceability shall not affect any of the other provisions, terms or conditions of this Agreement. In such event, the Parties hereto shall discuss to replace such invalid or unenforceable provisions, terms or conditions by valid ones which shall be in sense and essence as close as possible to the invalid or unenforceable one or ones.

11.4	Force Majeure

Any delays in or failure of performance of either Party hereto shall not constitute default hereunder or give rise to any claim for damages if and to the extent such delay or failure of performance is caused by force majeure. Any obligation to pay money is never excused by force majeure.

11.5	Waiver

The failure of either Party to insist upon strict adherence to any term of this Agreement or to enforce any term of this Agreement on any one or more occasions shall not constitute a waiver of such term on any other occasion or a right to enforce each and every term of this Agreement. Any waiver must be in writing.

Article 12

Annexes

The following Annexes shall be an integral part of agreement.

Annex 1	:	TRADEMARK

Article 13

Applicable Law and jurisdiction

13.1	This Agreement shall, in all respects, be exclusively subject to the laws of Hong Kong.

13.2

The Parties hereto express that any dispute arising out of or in connection with this Agreement shall be submitted to the exclusive jurisdiction of the Courts at the Courts at the domicile of the defendant.

13.3	Either party may instead of instituting legal proceedings in the courts by referring any dispute between the parties for arbitration.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representative on the day and year first written above.

WELL TALENT

SIGNED BY its director, duly authorized by the board
for and on behalf of WELL TALENT

BEL

SIGNED BY Lau Kin Chung, CEO
for and on behalf of BEL

Annex 1

WELL TALENT TRADEMARKS

IN WITNESS WHEREOF the Parties hereto have signed this Agreement on the date appearing at the head hereof.

SIGNED by its authorized representative, Lau Kin Chung,	) /s/ Lau Kin Chung
for and behalf of BIOPACK ENVIRONMENT LIMITED	)
in the presence of :	)

/s/ TSO HON SAI BOSCO TSO HON SAI BOSCO Solicitor, Hong Kong SAR of Messrs. Tso Au Yim & Yeung, Solicitors

SIGNED by its authorized representative, Poon Yuen Yee,	) /s/ Poon Yuen Yee
for and behalf of WELL TALENT TECHNOLOGY	)
LIMITED in the presence of : /s/ TSO HON SAI BOSCO TSO HON SAI BOSCO Solicitor, Hong Kong SAR of Messrs. Tso Au Yim & Yeung, Solicitors	)

BIOPACK ENVIRONMENTAL LIMITED 盈 威 環 保 發 展 有 限 公 司

Well Talent Technology Limited
Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town,
Tortola, British Virgin Islands

July 30, 2010

Dear Sirs,

Re :	Share Purchase Agreement dated 9th July 2010 relating to Roots Biopark Limited and Roots Biopack (Intellectual Property) Limited (“the Agreement”)

We write with reference to the Agreement.

This letter shall serve as the Disclosure Letter referred to in Clause 1.1 of the Agreement the contents and matters disclosed in this Disclosure Letter shall qualify the Warranties.

Your attention is specifically drawn to the following matters:-

A.	Roots Biopark Limited

None.

B.	Roots Biopack (Intellectual Property) Limited

None.

C.	Jiangmen Roots Biopack Ltd (“JRBL”)

(i)

In January 2008 JRBL had reduced its registered capital from HK$200 million to HK$25 million; JRBL had only made the relevant advertisement on the reduction of capital once instead of the three times as required by the Companies Act and other relevant regulations.

(ii)

JRBL has not yet obtained the National Industrial Production Permit《全國工業產品生產許可證》for the protection of its bagasse pulp tableware containing products (蔗渣漿餐具盛品) and bagasse pulp industrial packaging products (蔗渣漿板工業包裝製品) (“the Products”) product as required by PRC laws and regulations.

(iii) JRBL has not paid any labour insurance 《勞動保險》and housing fund《住房公積金》as required by PRC laws and regulations.

(iv)

Despite the fact that JRBL has been trying to apply to the relevant governing department of Jiangman government, JRBL has not obtained any Pollutant Discharge Permit《污染物掛放許可證》as required by PRC laws and regulations.

Hong Kong Office
Suite 1302, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui , Hong Kong
Phone: (852) 3586 1383	Fax (852) 3586 2366	www.biopackenvironmental.com

BIOPACK ENVIRONMENTAL LIMITED 盈 威 環 保 發 展 有 限 公 司

(v)	Legal proceedings

(a)

On 13th July 2007 JRBL was sued by Foshan City Shunde District Ka Fuk Environmental Products Co., Ltd. (佛山市順德區嘉福環保製品有限公司) (“Foshan Ka Fuk”) claiming RMB5,110,000. On 12th September 2007 the case was ordered to be suspended by Jiangmen Intermediate People’s Court (江門市中級人民法院) which ruled that the case was related to a criminal case of misappropriation of fund by 汪振德 (“Oung”) and the civil case should not proceed until there is a finding in the criminal case;

(b)

On 31st May 2007, JRBL was sued by Foshan Ka Fuk claiming for conversion of various machinery and production material. On 9th November 2007, the case was ordered to be suspended by Jiangmen City People’s Court (江門市蓬江區人民法院) which ruled that the case was related to a criminal case of misappropriation of fund by Oung and the civil case should not proceed until there is a finding in the criminal case;

(c)

On 16th December 2007, JRBL sued Foshan Ka Fuk for payment of RMB 500,000 for occupying JRBL’s premises. On 17th March 2008, the case was ordered to be suspended by Jiangmen City People’s Court which ruled that the case would depend on the decision of the case mentioned in (v)(b) above;

(d)

On 12th May 2010, JRBL was sued by Chen Shu-Ling (陳淑玲) (“Chen”) for unpaid salary and other payment relating to her employment totally RMB307,507.50. On 9th June 2010, Jiangmen City Labor Dispute Arbitration Committee (江門市蓬江區勞動爭議仲裁委員會) ruled that Chen had an employment relationship with JRBL between 1st January 2008 to 24th April 2010;

(e)

On 12th May 2010, JRBL was sued by Wang Xin-Rong (王新榮) (“Wang”) for unpaid salary and other payment relating to her employment totally RMB307,507.50. On 9th June 2010, Jiangmen City Labor Dispute Arbitration Committee ruled that Wang had an employment relationship with JRBL between 1st January 2008 to 24th April 2010; and

(f)

On 10th May 2007, JRBL reported to Jiangmen Municipal Police (江門市公安局) that its former director Oung misappropriation fund of JRBL, the report was accepted by the police on 10th August 2007 and investigation is ongoing.

Words and expressions defined in the Agreement shall have the same meaning in this Disclosure Letter.

Yours faithfully,

Biopack Environmental Limited

/s/ Sean Webster

Sean Webster, Director

Hong Kong Office
Suite 1302, Enterprise Centre, 4 Hart Avenue, Tsim Sha Tsui , Hong Kong
Phone: (852) 3586 1383	Fax (852) 3586 2366	www.biopackenvironmental.com

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
PROXY
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 30, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Biopack Environmental Solutions Inc. (the “Company”) hereby appoints Gerald Lau, as the proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated below, all of the shares of common stock or preferred stock of the Company that the undersigned is entitled to vote at the special meeting of stockholders of the Company to be held on August 30, 2010 at 10:00 a.m., local time, at the office of the Company’s law firm, Clark Wilson LLP, located at Suite 800, 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada, and any adjournments thereof, on the matter set forth below:

The board of directors of the Company recommends a vote “For” Proposal 1, approval of the sale of all of the shares of Roots Biopark Limited and Roots Biopack (Intellectual Property) Limited and certain shareholder’s loans.

	For	Against	Abstain
1.

To approve the sale of all of the shares of Roots Biopark Limited and Roots Biopack (Intellectual Property) Limited and certain shareholder’s loans held by Biopack Environmental Limited, a wholly-owned subsidiary of a wholly-owned subsidiary of the Company, to Well Talent Technology Limited pursuant to a share purchase agreement dated as of July 9, 2010

	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted as directed by the undersigned. If no such directions are made, this proxy will be voted for every item listed above.

This proxy card is valid only when signed and dated.

Dated: ___________________ , 2010

Name	Certificate Number (if Available)

Signature	Number of Shares

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificates. When shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign, and return by mail this proxy card promptly to:

Biopack Environmental Solutions Inc.
Attention: Secretary
Room 1302, 13/F, Enterprise Centre
4 Hart Avenue
Tsim Sha Tsui
Kowloon, Hong Kong